UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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KEYCORP

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2022

Proxy Statement and Notice
of Annual Meeting of Shareholders

KeyCorp

127 PUBLIC SQUARE CLEVELAND, OHIO 44114 March 25, 2022

Message to Shareholders CHRISTOPHER M. GORMAN Chairman of the Board and Chief Executive Officer

First and foremost, I would like to express my sincere appreciation for your continued support as a shareholder. I am pleased to report that 2021 marked an exceptional year for Key and all of our stakeholders. We served our clients and communities, supported our teammates, and delivered record financial results.

Our success was driven by our dedicated and talented team. We grew both our commercial and consumer businesses and in doing so, achieved both record revenue and earnings in 2021. Importantly, we continue to invest and position the company for both growth and success.

On behalf of your Board of Directors, we are pleased to invite you to KeyCorp’s 2022 Annual Meeting of Shareholders on Thursday, May 12, 2022, beginning at 8:30 a.m., ET. Information about how to attend the virtual meeting is on page 65 of this proxy statement.

I encourage you to carefully review this year’s notice and proxy statement, which contain important information about proxy voting and the business to be conducted at the meeting, as well as highlights of KeyCorp’s 2021 performance. We hope you will attend the virtual meeting and we encourage you to vote your shares in advance of the meeting either online, by returning your completed proxy card to us, or by telephone.

Every shareholder’s vote is important. Please vote as promptly as possible to ensure that your shares are represented at Annual Meeting of Shareholders.

Thank you for your continued support.

Sincerely,

Christopher M. Gorman

Notice of Annual Meeting of Shareholders of KeyCorp

Date and Time:	Place:

Thursday, May 12, 2022, at 8:30 a.m., ET	To be held virtually – Virtual Meeting Link: meetnow.global/MFFUAF4

Items of Business:

At the meeting, the shareholders will vote on the following matters:

1.	Election of the 13 directors named in the proxy statement to serve one-year terms expiring in 2023;

2.	Ratification of Ernst & Young LLP as independent auditors for KeyCorp for the fiscal year ending December 31, 2022;
3.	Advisory approval of KeyCorp’s executive compensation; and

4.	Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Record Date:

Shareholders of record of KeyCorp common shares at the close of business on Friday, March 18, 2022, have the right to receive notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.

Delivery of Proxy Materials:

We will first mail the Notice of Internet Availability of Proxy Materials to our shareholders on or about Monday, March 28, 2022. On or about the same day, we will begin mailing paper copies of our proxy materials to shareholders who have requested them.

Voting:

It is important that your shares are represented and voted at the meeting. You may vote by telephone, online (before or during the meeting), or by mailing your signed proxy card in the enclosed return envelope if the proxy statement was mailed to you. If you do attend the virtual meeting, you may withdraw any previously-voted proxy and personally vote on any matter properly brought before the meeting by voting during the meeting in the virtual meeting platform.

Shareholder Questions:

Every shareholder has an opportunity during the meeting to submit questions, both on the proposals being presented to shareholders and on general matters relating to KeyCorp and its business. For more information on how to access the virtual Annual Meeting platform in order to submit questions or vote on the proposals, please refer to the “General Information about the Annual Meeting” section of the proxy statement beginning on page 65.

By Order of the Board of Directors

James L. Waters

Secretary and General Counsel

March 25, 2022

Internet Availability of Proxy Materials: IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 12, 2022: Our 2022 proxy statement, proxy card, and Annual Report on Form 10-K for the year ended December 31, 2021, are available at www.envisionreports.com/key.

Proxy Statement

The Board of Directors of KeyCorp (“Key,” the “Company,” “our,” “us” or “we”) is furnishing you with this proxy statement to solicit shareholder proxies to be voted at the 2022 Annual Meeting of Shareholders to be held on May 12, 2022 (the “Annual Meeting”), and at all postponements and adjournments thereof. The 2022 Annual Meeting will be held virtually and will be accessible at the following link: meetnow.global/MFFUAF4.

The mailing address of our principal executive office is 127 Public Square, Cleveland, Ohio 44114. KeyCorp employs the cost-effective and environmentally-conscious “notice and access” delivery method. This allows us to give our shareholders access to a full set of our proxy materials online. Beginning on or about March 28, 2022, we will send to most of our shareholders, by mail or e-mail, a notice explaining how to access our proxy materials and vote online. This notice is not a proxy card and cannot be used to vote your shares. On or about March 28, 2022, we will also begin mailing paper copies of our proxy materials to shareholders who have requested them.

All record holders of KeyCorp common shares at the close of business on Friday, March 18, 2022, are entitled to vote. On that date, there were 920,129,365 KeyCorp common shares outstanding. Holders of KeyCorp common shares are entitled to one vote for each share held of record.

Proxy Statement Summary

This summary contains highlights of information contained elsewhere in our proxy statement and does not contain all of the information that you should consider. Please read the entire proxy statement before you vote.

Proposals for the Annual Meeting

Proposal	Page	Board Recommendation

1. Election of Directors You are being asked to elect 13 directors. Each of the nominees is standing for election to hold office until the 2023 Annual Meeting of Shareholders.	1	“FOR” each nominee

2. Auditor Ratification You are being asked to ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent auditor for fiscal year 2022. One or more representatives of Ernst & Young LLP will be present at the meeting to respond to appropriate questions from shareholders.	63	“FOR”

3. Say-on-Pay You are being asked to give advisory approval of compensation paid to KeyCorp’s Named Executive Officers (as defined on page 24 of this proxy statement). This advisory vote is held on an annual basis.	64	“FOR”

Voting Your Shares

Who May Vote:	Voting Online Prior to Meeting:	Voting During the Meeting:

Shareholders of record as of the close of business on March 18, 2022.

Registered holders can go to www.envisionreports.com/key, or scan the QR code on the Notice of Internet Availability of Proxy Materials or the proxy card, and follow the instructions. If you hold your shares in street name, please follow the instructions found on your voting instruction form.

Registered holders will need the 15-digit control number appearing on the Notice of Internet Availability of Proxy Materials or proxy card distributed to you.

Beneficial holders have two options:

(1)  Submit proof of your legal proxy issued by your broker, bank, or other nominee that holds your shares by sending a copy of the legal proxy, along with your name and email address, by e-mail or mail as further described in the “General Information about the Annual Meeting” section of the proxy statement. Requests for a control number must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., ET, on Monday, May 9, 2022.

(2)  An industry solution has been developed to allow beneficial owners to register to vote online through the virtual meeting platform. We expect the vast majority of beneficial owners will be able to vote using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience only, and there is no guarantee this option will be available for every type of beneficial owner voting control number.

For more information on how to vote during the Annual Meeting, please refer to the “General Information about the Annual Meeting” section of the proxy statement beginning on page 65.

Voting by Mail:	Voting by Telephone:

Complete, sign, and date the proxy card and return it in the envelope that was provided in the proxy statement mailing package.	Follow the instructions on your proxy card.

Even if you plan to attend the Annual Meeting virtually, we encourage all shareholders to vote in advance of the meeting.

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Proxy Statement Summary

2022 Director Nominees

Name	Age	Director Since	Independent	Current Committee Memberships
				Audit	C&O	NCGC	Risk	Technology	Executive
Alexander M. Cutler (1)	70	2000	Yes		✓	Chair			✓
H. James Dallas	63	2005	Yes	✓		✓		Chair
Elizabeth R. Gile	66	2010	Yes			✓	Chair
Ruth Ann M. Gillis	67	2009	Yes	✓				✓
Christopher M. Gorman	61	2019	No						Chair
Robin N. Hayes	55	2020	Yes				✓	✓
Carlton L. Highsmith	70	2016	Yes			✓	✓
Richard J. Hipple	69	2012	Yes	Chair		✓			✓
Devina A. Rankin	46	2020	Yes	✓				✓
Barbara R. Snyder	66	2010	Yes		Chair	✓			✓
Richard J. Tobin	58	2021	Yes		✓			✓
Todd J. Vasos	60	2020	Yes		✓			✓
David K. Wilson	67	2014	Yes				✓
(1)	Serves as KeyCorp’s independent Lead Director.

2021 Performance Highlights

Throughout 2021, we served our clients and communities, supported our teammates, and delivered record financial results. Our differentiated business model, targeted scale strategy, and unique growth engines across our consumer and commercial businesses enabled our performance in 2021 and position us well for 2022 and beyond.

Financial Highlights

•  Record revenue of $7.3 billion for the full-year 2021, up 9% from 2020

•   Peer-leading pre-provision net revenue growth of 10% from 2020

•   Record noninterest income driven by all-time high investment banking and debt placement fees

•  Positive operating leverage -> achieved in eight of the last nine years

•  Strong execution and momentum across both consumer and commercial businesses

•   Record net new consumer household growth

•   Record consumer originations of $16 billion from Laurel Road and consumer mortgage

•   Raised over $108 billion of capital for commercial clients

•  Continued to invest in teammates, digital, and analytics to accelerate growth

•   Launched national digital affinity bank, Laurel Road for Doctors, in March 2021

•   Added talented teammates in client-facing roles, including increasing senior banker population 10% in 2021

•   Continued investments in hiring, training and development of teammates in critical areas including digital, analytics, and payments

•   Acquired AQN Strategies, a leading consumer-focused analytics firm, and XUP Payments, a business-to-business-focused, digital payments platform

Strong Credit Quality

•  Steadfast commitment to maintaining moderate risk profile and strong underwriting standards

•  Historically low net charge-offs to average loans of 18 basis points below long-term targeted range of 40-60 basis points

Disciplined Capital Management

•  Maintained strong capital position with a Common Equity Tier 1 ratio of 9.5% as of December 31, 2021

•  Returned 75% of net income to shareholders in the form of dividends and share repurchases in 2021

•   Quarterly common share dividend increased 5% ($0.185 to $.195 per common share) in the fourth quarter of 2021

•   Completed $1.2 billion of common share repurchases in 2021

ii

Proxy Statement Summary

Corporate Responsibility and ESG

We believe the best way to deliver long-term value is by delivering on our commitments to every stakeholder we serve – our shareholders, clients, colleagues, regulators, and communities. At Key, environmental, social, and governance (“ESG”) is central to who we are and how we do business – we are here to help our clients and communities thrive – and through these efforts, we create outstanding results for our shareholders.

For more information on Key’s ESG strategy, priorities, and highlights of our ESG efforts in 2021, please see “Corporate Responsibility and ESG” on page 16 of this proxy statement and our annual ESG Report, which can be found at key.com/crreport.

Corporate Governance Practices

We are committed to meeting high standards of ethical behavior, corporate governance, and business conduct. Some of our corporate governance best practices include:

Director Elections	• Annual elections for all directors (page 1) • Majority voting in uncontested elections (page 3)

Board Independence

•   All director nominees, other than Mr. Gorman, are independent under the New York Stock Exchange’s and KeyCorp’s standards of independence (page 17)

•   Our standing Board committees (Audit, Compensation and Organization, Nominating and Corporate Governance, Risk, and Technology) consist solely of independent directors (page 11)

•   Independent Lead Director—Alexander M. Cutler—with extensive responsibilities (page 11)

•   Annual Lead Director evaluation and review of Board leadership structure by independent directors (pages 11 and 12)

•   Prior approval from the Lead Director of the Board agenda, schedule, and materials (page 11)

Standing Board Committees	Audit Committee	14 meetings in 2021	(page 13)
	Compensation and Organization Committee	8 meetings in 2021	(page 14)
	Nominating and Corporate Governance Committee	6 meetings in 2021	(page 13)
	Risk Committee	7 meetings in 2021	(page 14)
	Technology Committee	5 meetings in 2021	(page 15)

Practices and Policies

•   Experienced, diverse Board membership

•   Commitment to Board refreshment, with a median tenure of seven years and four new directors added since 2020, including one in 2021 (page 11)

•   Independent and non-management members of the Board met in executive session at every regular 2021 Board meeting (page 13)

•   Approximately 97% average attendance by directors at Board and committee meetings (page 13)

•   Annual self-assessments conducted by the Board, each committee, and each director (page 12)

•   Strong Board leadership in the oversight of enterprise risk (pages 15 and 16)

•   Annual disclosure of KeyCorp political spending (page 20)

•   Strong director education program (page 19)

Shareholder Engagement

•   Active shareholder engagement program (page 19)

•   Engage with shareholders on a regular basis throughout the year to discuss a range of topics, including company performance, strategy, risk management, executive compensation, and corporate governance

•   Activities include ongoing communication, numerous investor conferences, on- and off-site analyst and investor meetings, and roadshows

•   Directors are available to meet with our shareholders

iii

Proxy Statement Summary

Executive Compensation Highlights

The objectives of our executive compensation program are to:

•	Make pay decisions based on performance of the company, the business unit, and the individual;

•	Deliver pay in a way that reinforces focus on balancing short- and long-term financial performance objectives; and

•	Support sustainable performance with policies that are focused on prudent risk-taking and the balance between risk and reward.

We manage to total pay opportunity (i.e., the sum of base salary and incentives), rather than making separate decisions on each element of pay, for each executive officer.

We support our compensation program with a number of best practices in governance and executive compensation, including the following:

What We Do:	What We Don’t Do:

✓ Impose robust stock ownership guidelines

✓ Subject shares to post-vesting holding period

✓ Use tally sheets

✓ Review share utilization

✓ Retain an independent compensation consultant

✓ Maintain clawback and forfeiture policies

×    No employment agreements for executive officers

×   No tax gross-ups

×   No “single trigger” change of control agreements

×    No active SERPs

×   No hedging or pledging of KeyCorp securities

×   No “timing” of equity grants

×   No repricing of stock options

In 2021, Key had a record year, delivering on our commitments with momentum across our franchise, while continuing to respond to the unique circumstances presented by the pandemic and economic recovery. The strength of our distinctive business model and relationship strategy, continued strong risk management practices, and significant momentum from recent investments (in teammates, digital capabilities, and analytics) drove record financial results in 2021.

What We Did:	How We Delivered:
• We delivered on our short-term financial plan.	• The KeyCorp 2021 Annual Incentive Plan performed at 128% based on the achievement of our short term-financial goals.

• We achieved our long-term financial performance targets.

•   The 2019-2021 Long-Term Incentive Plan (performance awards) performed at 121.8% of target, driven by performance in the 64th percentile for both Total Shareholder Return vs. Peer Group and Return on Tangible Common Equity vs. Peer Group, and above-target performance on our EPS goals.

• We continued to deliver 70% of our long-term incentive compensation to executive officers as “performance-based compensation.”

•   Consistent with awards granted in 2021, we delivered our long-term incentive compensation as 60% performance shares, 30% restricted stock units, and 10% stock options with a 10% premium on the exercise price.

iv

v

PROPOSAL ONE: Election of Directors

PROPOSAL ONE: Election of Directors

Our Board of Directors (the “Board”), elected by KeyCorp’s shareholders, oversees the business and management of KeyCorp. Members of the Board monitor and evaluate KeyCorp’s business performance through regular communication with the Chief Executive Officer and senior management and by participating in Board and Board committee meetings. The Board is committed to sound and effective corporate governance policies and high ethical standards. The size of the Board is fixed at 13 members.

On September 23, 2021, Mr. Bruce D. Broussard resigned from the Board and from each committee on which he served to focus on other business obligations. Subsequently, on December 10, 2021, Mr. Richard J. Tobin, an independent director, was elected to the Board upon the recommendation of the Nominating and Corporate Governance Committee and with the unanimous vote of the Board.

Under KeyCorp’s Regulations, directors are elected to one-year terms expiring at each subsequent Annual Meeting of Shareholders.

Director Recruitment and Qualifications

The Nominating and Corporate Governance Committee is responsible for identifying, evaluating, and recommending to the Board a slate of nominees for election at each Annual Meeting of Shareholders. All director nominees must have a record of high integrity and other requisite personal characteristics and must be willing to make the time commitment required of directors. The Nominating and Corporate Governance Committee uses the following criteria when evaluating director nominee candidates:

•

demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role with a large or recognized organization (private sector (profit or nonprofit), governmental, or educational);

•	a high level of professional or business expertise relevant to KeyCorp (including, among others, information technology, marketing, finance, banking or the financial industry, or risk management);

•

in the case of non-employee directors, satisfaction of the “independence” criteria set forth in KeyCorp’s Standards for Determining Independence of Directors and the rules of the New York Stock Exchange;

•

service as a director for not more than (i) two other public companies if he or she is a senior executive officer of a public company (including his or her own company, as applicable), or (ii) three other public companies if he or she is not a senior executive officer of a public company; and

•	the ability to think and act independently, as well as the ability to work constructively in the overall Board process.

The criteria used in director recruitment are flexible guidelines to assist in evaluating and focusing the search for director candidates.

The Board also considers whether the candidate would enhance the diversity of the Board in terms of gender, race, experience, and/or geography. The current composition of the Board reflects the Nominating and Corporate Governance Committee’s focus in this area and the importance of diversity to the Board as a whole, with four female directors and three racially or ethnically diverse directors.

In evaluating Board nominees who satisfy the above criteria, the committee also considers:

•	the skills and business experience currently needed for the Board by using a comprehensive skills matrix;

•	the current and anticipated composition of the Board in light of the business activities and strategic direction of KeyCorp and the diverse communities and geographies served by KeyCorp; and

1

PROPOSAL ONE: Election of Directors

•

the interplay of the candidate’s expertise and professional/business background in relation to the expertise and professional/business background of current Board members, as well as such other factors (including diversity) as the committee deems appropriate.

The Chair of the Nominating and Corporate Governance Committee extends an invitation to join the Board as a first-time director or to stand for election as a first-time nominee for director after discussion with and approval by the committee as a whole. The Nominating and Corporate Governance Committee then recommends the candidate to the entire Board for final approval.

The Nominating and Corporate Governance Committee routinely retains an independent search firm to assist with identifying director candidates. The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm used to identify director candidates, including sole authority to approve its fees and the other terms of its engagement. The independent search firm identified Richard J. Tobin as a potential nominee for director. Thereafter, the committee evaluated his qualifications in light of KeyCorp’s director recruitment guidelines and initiated a process that resulted in his nomination as a director.

The Nominating and Corporate Governance Committee utilizes a matrix approach that tracks each director’s and director nominee’s qualities and qualifications in a tabular format to assist the committee in maintaining a well-rounded, diverse, and effective Board. In addition, the matrix approach helps the Nominating and Corporate Governance Committee identify any qualities, qualifications, and experience for potential director nominees that would help improve the composition of and add value to the Board. The Nominating and Corporate Governance Committee seeks directors who have held leadership positions in public companies and have experience in the banking or financial industry, cybersecurity, finance, marketing, mergers and acquisitions, regulatory matters, retail and small business, and risk management. The chart below describes the qualifications and experience of our independent directors who currently serve on the Board:

Banking and Financial Industry

5 Directors

We value directors who have experience in our industry.

Cybersecurity

8 Directors

We rely heavily on information technology systems to conduct our business. A significant portion of our operations relies on the secure processing, storage, and transmission of personal and confidential information, such as the personal information of our customers. Cybersecurity experience is an important skill that we value in our directors.

Finance

7 Directors

We use numerous financial metrics to measure our performance and are also required to maintain certain minimum capital ratios. An understanding of finance and accounting is an important qualification for our directors. Three of our current directors qualify as “audit committee financial experts” under SEC regulations.

Marketing

4 Directors

We operate in a highly competitive industry. As we strive to grow organically and increase our market share, having directors who have marketing experience is important to us.

Mergers and Acquisitions

8 Directors

We regularly evaluate merger and acquisition and strategic partnership opportunities. We value directors who have experience with mergers and acquisitions.

Regulatory

6 Directors

Because we are subject to specialized regulations as a financial institution, we find it valuable to have directors with knowledge of banking regulations. Our Board also benefits from having a director who is a former bank regulator.

Retail and Small Business

4 Directors

We provide banking products to our customers, including small businesses, through our network of branches and ATMs. We believe that directors with retail and small business experience provide valuable insight into our retail branch network.

Risk Management

8 Directors

Effectively managing risk and reward is one of Key’s strategic priorities. In light of the Board’s role in overseeing risk management and understanding the most significant risks facing Key, having directors with risk management experience is important to us.

2

PROPOSAL ONE: Election of Directors

The Nominating and Corporate Governance Committee is continually in the process of identifying potential director candidates, and individual Board members are encouraged to submit any potential nominees to the Chair of the Nominating and Corporate Governance Committee. Shareholders may also submit potential director nominees by providing appropriate prior written notice to the Secretary of KeyCorp. The Nominating and Corporate Governance Committee will consider suggestions by shareholders concerning qualified candidates for election as directors. Such candidates will receive the same consideration as other candidates recommended by the Nominating and Corporate Governance Committee. In addition, page 67 of this proxy statement includes important information for shareholders who intend to submit a director nomination for the 2023 Annual Meeting of Shareholders.

Director Assessments

Each year, the Nominating and Corporate Governance Committee, led by the Lead Independent Director, conducts a thorough evaluation process to assess the effectiveness of each of our directors. In conjunction with the matrix approach described in the previous section, this evaluation process not only promotes a Board that has an appropriate mix of director backgrounds, skills, and competencies, but also ensures that the directors within that mix are consistently performing their roles at a level that enhances Board effectiveness.

Each director is required to complete a questionnaire designed to assist the director with rating his or her own effectiveness, including providing an opportunity for directors to recommend how they could be utilized on committees or in leadership roles, as well as suggest useful and emerging topics for board education. Each of these questionnaires is reviewed by our Lead Independent Director and the Nominating and Corporate Governance Committee and is then used as a foundation for an individualized discussion of each director’s performance in an executive session of our Nominating and Corporate Governance Committee (which includes each of our Committee Chairs). Ultimately, these discussions are considered when making nomination, committee makeup, and board leadership decisions.

For more information on our Board Assessment practices in general, please see “Board Assessments” on page 12 of this proxy statement.

Election Process

KeyCorp has adopted a majority voting standard in uncontested elections of directors and plurality voting in contested elections. In an uncontested election, a nominee must receive a greater number of votes “FOR” than “AGAINST” his or her election. If an uncontested nominee who is already a director receives more “AGAINST” votes than “FOR” votes, that director nominee will continue to serve as a “holdover director,” but must submit to the Board an offer to resign as a director. The Nominating and Corporate Governance Committee will consider the holdover director’s resignation and will submit a recommendation to accept or reject the resignation to the Board. The Board (excluding the holdover director) will act on the committee’s recommendation and publicly disclose its decision.

2022 Nominees for Director

Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the individuals identified on the following pages for election as directors. Each nominee is currently a director of KeyCorp. Biographical information for each nominee is provided as of the most recent practicable date. The Board believes that the qualifications and experience of the director nominees, as described below, will continue to contribute to an effective and well-functioning Board. The Board and the Nominating and Corporate Governance Committee believe that the directors, individually and as a whole, possess the necessary qualifications to provide effective oversight of KeyCorp’s business, as well as quality advice and counsel to KeyCorp’s management.

If elected, each nominee will continue to serve as a director until KeyCorp’s 2023 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified or he or she resigns or is otherwise removed. There is no reason to believe that any of these director nominees will be unable or unwilling to serve if elected. Should any nominee be unable to accept nomination or election, the proxies may be voted for the election of a substitute nominee recommended by the Board. Alternatively, the Board may allow the vacancy to remain open, to be filled by the Board at a later date, or adopt a resolution to decrease the size of the Board.

The Board of Directors unanimously recommends that shareholders vote “FOR” each of the following director nominees.

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PROPOSAL ONE: Election of Directors

Alexander M. Cutler

Age: 70 Director Since: 2000 KeyCorp Committee(s): • Nominating and Corporate Governance (Chair) • Compensation and Organization • Executive

Biography:

Mr. Cutler is KeyCorp’s independent Lead Director. From 2000 through May of 2016, he was Chairman and Chief Executive Officer of Eaton Corporation plc, a publicly-held, global, diversified power management company with approximately 85,000 employees that sells products to customers in more than 175 countries. He is a member of the board of directors of the Musical Arts Association and a life director of the United Way of Greater Cleveland.

Select Qualifications and Experience:

•   Experience across a wide range of senior management and executive roles with Eaton Corporation plc and certain of its predecessor companies. Significant corporate governance experience and public company board experience through his role as Chairman of Eaton Corporation plc, his service on the DuPont de Nemours, Inc. board, and as a former member of the Executive Committee of the Business Roundtable.

•   Extensive experience negotiating and completing acquisitions and divestitures and integrating acquired companies gained through leadership positions with Eaton Corporation plc.

Other Public Directorships: • DuPont de Nemours, Inc. (since 2008)

H. James Dallas

Age: 63 Director Since: 2005 KeyCorp Committee(s): • Audit • Nominating and Corporate Governance • Technology (Chair)

Biography:

In 2013, Mr. Dallas retired as Senior Vice President of Quality and Operations at Medtronic Inc., a global medical technology company. Mr. Dallas, who joined Medtronic Inc. in 2006, had previously served as Senior Vice President and Chief Information Officer at Medtronic Inc. Mr. Dallas’s responsibilities included executing cross-business initiatives to maximize the company’s global operating leveraging. Mr. Dallas also served as a member of Medtronic Inc.’s executive management team. Mr. Dallas is an independent consultant focusing on change management, information technology strategy, and risk. He also serves as a director of Grady Memorial Hospital Corporation.

Select Qualifications and Experience:

•   Significant experience with enterprise change management, information technology, information technology security, and data privacy, including prior service as the Chief Information Officer of Medtronic Inc. and, prior to that, as Chief Information Officer of Georgia-Pacific Corporation.

•   As Chief Information Officer for major public corporations, had primary responsibility for risks related to information technology and security. As Senior Vice President of Quality and Operations with Medtronic Inc., held significant responsibility for operational risk management.

Other Public Directorships: • Centene Corporation (since 2020) • Strategic Education, Inc. (formerly Cappella Education Company) (2015-2021) • WellCare Health Plans, Inc. (2016-2020)

4

PROPOSAL ONE: Election of Directors

Elizabeth R. Gile

Age: 66 Director Since: 2010 KeyCorp Committee(s): • Risk (Chair) • Nominating and Corporate Governance

Biography:

In 2005, Ms. Gile retired from Deutsche Bank AG where she was Managing Director and the Global Head of the Loan Exposure Management Group since 2003. From 2007 to 2009, Ms. Gile was Managing Director and Senior Strategic Advisor to BlueMountain Capital Management, a hedge fund management company. Prior to joining Deutsche Bank AG, Ms. Gile spent 24 years with J.P. Morgan, where she was responsible for areas encompassing credit risk, credit analysis and research, lending, credit market trading, counterparty risk, and portfolio management. Ms. Gile is a trustee and Secretary of the board of the Brooklyn Botanic Garden.

Select Qualifications and Experience:

•   A distinguished career in the banking, finance, and capital markets industries with leading global financial institutions. Significant roles with J.P. Morgan, Deutsche Bank AG, and Toronto Dominion Securities managing loan portfolios, capital markets, derivatives and corporate lending transactions, and credit research.

•   As Global Head of the Loan Exposure Management Group for Deutsche Bank AG, had global responsibility for managing the credit risk of loans and lending-related commitments, giving her experience in identifying, assessing, and managing risk exposures of a large, complex financial firm.

Other Public Directorships: • Watford Holdings Ltd. (2017-2021)

Ruth Ann M. Gillis

Age: 67 Director Since: 2009 KeyCorp Committee(s): • Audit • Technology

Biography:

From 2008 until her retirement in 2014, Ms. Gillis served as Executive Vice President and Chief Administrative Officer of Exelon Corporation, a publicly-held Fortune 100 diversified energy company, and President of Exelon Business Services Company, a subsidiary of Exelon Corporation. Ms. Gillis also served as Chief Diversity Officer and as Chief Financial Officer of Exelon Corporation. Prior to her time at Exelon Corporation, Ms. Gillis served as Chief Financial Officer of the University of Chicago Hospitals and Health System and, from 1977 to 1996, Ms. Gillis held various senior management and lending positions at First Chicago Corporation. Ms. Gillis is a life trustee of the Goodman Theatre.

Select Qualifications and Experience:

•   Extensive finance, banking, risk management, financial reporting, operations and technology, human capital management, and regulatory expertise acquired in highly regulated and complex industries with a history of accomplishment and executive capability.

•   Ms. Gillis qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission and has been recognized as a National Association of Corporate Directors Board Leadership Fellow since 2017.

Other Public Directorships: • Voya Financial Inc. (since 2015) • Snap-on Incorporated (since 2014)

5

PROPOSAL ONE: Election of Directors

Christopher M. Gorman

Age: 61 Director Since: 2019 KeyCorp Committee(s): • Executive (Chair)

Biography:

Mr. Gorman was elected Chairman, Chief Executive Officer, and President of KeyCorp on May 1, 2020. Mr. Gorman joined KeyCorp in 1998 when it acquired McDonald Investments, a registered broker-dealer, where Mr. Gorman held various leadership roles. Since joining KeyCorp, Mr. Gorman has served in numerous capacities including Chief Operating Officer from 2019 to 2020, President of Banking and Vice Chairman from 2017 to 2019, as Merger Integration Executive leading KeyCorp’s integration of First Niagara Financial Group, Inc. from 2016 to 2017, and as President of Key Corporate Bank from 2010 to 2016. Mr. Gorman is a member of The Bank Policy Institute, a member of the Supervisory Board of The Clearing House, and serves as a board member of the Greater Cleveland Partnership, University Hospital Health System, and the Cleveland Museum of Art.

Select Qualifications and Experience:

•   Over 25 years of financial services leadership experience in corporate, investment, private, and retail banking. Provides critical insight on KeyCorp’s business and operations to the Board of Directors.

•   Leads the sales, service and operations of one of the largest financial services companies in the United States with over 3 million clients and 17,000 colleagues. Oversees an expanded $40 billion community benefits plan that delivers mortgage lending, community development, affordable housing, small business lending, and transformative philanthropy to the underserved.

•   Was responsible for leading the integration of First Niagara Financial Group, Inc., a $40 billion financial institution with 400 branches, the largest acquisition in KeyCorp’s 190-year history.

Robin N. Hayes

Age: 55 Director Since: 2020 KeyCorp Committee(s): • Risk • Technology

Biography:

Mr. Hayes is Chief Executive Officer and a director of JetBlue Airways Corporation, a publicly-held airline and passenger carrier company. Prior to his appointment as JetBlue’s Chief Executive Officer in 2015, Mr. Hayes served as President from 2014 to 2015 and Chief Commercial Officer from 2008 to 2014. Mr. Hayes also worked in various management capacities over a 19-year career with British Airways Plc. Mr. Hayes is Chairman of the Board of Governors of the International Air Transport Association, Vice Chair of the board of Airlines for America, and a director of The Wings Club Foundation and Make-A-Wish Connecticut.

Select Qualifications and Experience:

•   Extensive operational, marketing, and sales expertise accumulated during an over 30-year career in aviation and across a wide range of executive and management roles, including numerous roles overseeing British Airways Plc’s international markets, including the Americas region, the airline’s largest market outside the U.K.

•   Responsible for market-leading innovation in the airline industry as an executive with JetBlue in technology, operations, and customer service.

Other Public Directorships: • JetBlue Airways Corporation (since 2015)

6

PROPOSAL ONE: Election of Directors

Carlton L. Highsmith

Age: 70 Director Since: 2016 KeyCorp Committee(s): • Nominating and Corporate Governance • Risk

Biography:

Mr. Highsmith joined the Board in August 2016 in connection with the First Niagara merger. He was a member of the board of First Niagara since 2011, serving on the Governance/Nominating Committee and the Audit Committee. He previously served on the board of NewAlliance Bancshares from 2006 until it was acquired by First Niagara in 2011. Mr. Highsmith was founder, Chief Executive Officer, and Chairman of The Specialized Packaging Group (“SPG”). He grew SPG into one of the largest designers, printers, and manufacturers of paperboard and paperboard composite packaging for consumer products in North America before merging the company with PaperWorks Industries in 2009. Mr. Highsmith is Vice Chairman of the board of trustees of Quinnipiac University, trustee of the Yale New Haven Health System, Chairman of the Connecticut Center for Arts & Technology (“ConnCAT”), and Board Chair of the Connecticut Community Outreach Revitalization Program (“ConnCORP”).

Select Qualifications and Experience:

•   Successful corporate executive and entrepreneur with significant community and regional bank board experience, having served on the board of directors of both NewAlliance and First Niagara.

•   Skilled business strategist who founded a package design/engineering business and grew that start-up company into one of the largest, most innovative, and highly regarded designers and manufacturers of paperboard packaging for consumer products in North America.

•   Experienced in mergers and acquisitions, having led and actively managed three successful acquisitions as Chief Executive Officer of SPG (Lawson Mardon Carton North America from Alusuisse Lonza in 1998, Focus Packaging in 2003, and Packaging Machinery Service in 2003), as well as the successful merger of his company with PaperWorks Industries in 2009.

•   Social entrepreneur and community leader who founded two non-profit organizations (ConnCAT and ConnCORP) that have attracted over $100 million of philanthropic capital over the last 10 years to fund world class workforce development, youth digital arts programs, entrepreneurship training workshops, and financial literacy programs in Connecticut’s most challenging communities.

Richard J. Hipple

Age: 69 Director Since: 2012 KeyCorp Committee(s): • Audit (Chair) • Executive • Nominating and Corporate Governance

Biography:

Mr. Hipple retired as Executive Chairman of Materion Corporation, a publicly-held manufacturer of highly engineered advanced materials and related services, in December 2017. Mr. Hipple previously served as Chairman of the Board and Chief Executive Officer of Materion Corporation from 2006 to 2017 and President from 2005 to 2017. Prior to that, Mr. Hipple served in the steel industry for 26 years in a number of capacities, including project engineer, strategic planning, supply chain management, operations, sales and marketing, and executive management. Mr. Hipple is trustee of the board of trustees of the Cleveland Institute of Music. He is also a member of the board of directors of KeyBank National Association.

Select Qualifications and Experience:

•   Extensive exposure to global commerce as former Chief Executive Officer of Materion Corporation, which serves customers in more than 60 countries and employs 3,100 people worldwide. Additionally, experience as a director at Ferro Corporation, Barnes Group Inc., and Luxfer Holdings PLC, which represent manufacturing companies with leading technologies, broad international footprints, and market diversity. With significant experience in the oversight and management of financial risks, Mr. Hipple qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

•   Significant corporate governance and executive-level management experience, including as the Executive Chairman and President and Chief Executive Officer of Materion Corporation, as Lead Director at Ferro Corporation, and as Chairman of the compensation committees of Ferro Corporation and Luxfer Holdings PLC.

Other Public Directorships: • Luxfer Holdings PLC (since 2018) • Barnes Group Inc. (since 2017) • Ferro Corporation (2007–2018) • Materion Corporation (2006–2017)

7

PROPOSAL ONE: Election of Directors

Devina A. Rankin

Age: 46 Director Since: 2020 KeyCorp Committee(s): • Audit • Technology

Biography:

Ms. Rankin is Executive Vice President and Chief Financial Officer of Waste Management, Inc., a publicly-held waste and environmental services company. Prior to her promotion to Chief Financial Officer in 2017, Ms. Rankin held several corporate finance positions of increasing responsibility including Treasurer from 2012 to 2017 and as Assistant Treasurer. Prior to joining Waste Management, Inc., Ms. Rankin was a member of the assurance practices of Ernst & Young and Arthur Andersen.

Select Qualifications and Experience:

•   As Executive Vice President and Chief Financial Officer of Waste Management, Inc., Ms. Rankin is responsible for all finance functions of the company, as well as for internal audit, investor relations, supply chain functions, and business development.

•   With an extensive career in corporate finance and as a certified public accountant licensed in Texas, Ms. Rankin qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission.

Barbara R. Snyder

Age: 66 Director Since: 2010 KeyCorp Committee(s): • Compensation and Organization (Chair) • Executive • Nominating and Corporate Governance

Biography:

Since 2020, Ms. Snyder has been President of the Association of American Universities, an organization composed of America’s leading research universities that helps to shape policy for higher education and research. Prior to joining the Association of American Universities, Ms. Snyder was President of Case Western Reserve University in Cleveland, Ohio from 2007 to 2020. Ms. Snyder previously served as Executive Vice President and Provost of The Ohio State University (“OSU”). She served as a faculty member of OSU’s Moritz College of Law from 1988 to 2007. From 2000 to 2007, she held the Joanne W. Murphy/Classes of 1965 and 1973 Professorship at OSU. Ms. Snyder is a director of the National Humanities Alliance.

Select Qualifications and Experience:

•   Former President of Case Western Reserve University, one of the nation’s leading universities and a major private research institution with significant focus on science, engineering, and technology. During her tenure, Case Western Reserve University tripled its undergraduate admissions applications, became twice as selective, and dramatically increased the academic quality of the entering class.

•   Under Ms. Snyder’s leadership, Case Western Reserve University experienced unprecedented fundraising success, setting new records for annual attainment.

Other Public Directorships: • The Progressive Corporation (since 2014)

8

PROPOSAL ONE: Election of Directors

Richard J. Tobin

Age: 58 Director Since: 2021 KeyCorp Committee(s): • Compensation and Organization • Technology

Biography:

Mr. Tobin has served as President and Chief Executive Officer of Dover Corporation, a publicly-held diversified global manufacturer and solutions provider, since May 2018 and a director since 2016. Prior to joining Dover Corporation, Mr. Tobin served as Chief Executive Officer and a director of CNH Industrial N.V. from 2013 to 2018. Prior to the integration of Fiat Industrial S.p.A. and CNH Global N.V. into CNH Industrial N.V., Mr. Tobin was Group Chief Operating Officer of Fiat Industrial S.p.A. and President and Chief Executive Officer of CNH Global N.V., a role he assumed in 2012 after two years as Chief Financial Officer of CNH Global N.V., and Chief Financial Officer and Head of Information Technology at SGS S.A. from 2004 to 2010. Mr. Tobin is a director of the National Association of Manufacturers and a director of Shedd Aquarium.

Select Qualifications and Experience:

•   More than 30 years of experience in international management and finance, acquired through global leadership roles of increasing responsibility and scope. Significant corporate management experience in his roles as Chief Executive Officer of two publicly traded corporations.

•   Extensive financial experience in both U.S. GAAP and IFRS accounting standards obtained in his roles as Chief Financial Officer of SGS S.A. and CNH Global N.V. Broad experience in capital markets and supervised one of North America’s largest captive banks during his tenure at CNH Industrial N.V. Robust understanding of information technology and cybersecurity stemming from his role as Chief Financial Officer and Head of Information Technology of SGS S.A.

Other Public Directorships: • Dover Corporation (since 2016) • CNH Industrial N.V. (2013-2018)

Todd J. Vasos

Age: 60 Director Since: 2020 KeyCorp Committee(s): • Compensation and Organization • Technology

Biography:

Mr. Vasos has served as Chief Executive Officer and a director of Dollar General Corporation, a publicly-held variety retail company, since June 2015. Prior to his election as Chief Executive Officer, Mr. Vasos served as Chief Operating Officer from 2013 to 2015 and as Executive Vice President, Division President and Chief Merchandising Officer from 2008 to 2013. Prior to joining Dollar General, Mr. Vasos served in executive positions with Longs Drug Stores Corporation for seven years, as well as in leadership positions at Phar-Mor Food and Drug Inc. and Eckerd Corporation. Mr. Vasos is a member and Vice Chair of the Retail Industry Leaders Association.

Select Qualifications and Experience:

•   Successful track record of driving profitable growth at Dollar General Corporation through strong execution, digital transformation, and a people-centric philosophy.

•   Extensive retail executive and management experience, including in merchandising, operations, marketing, advertising, global procurement, supply chain, and store development.

Other Public Directorships: • Dollar General Corporation (since 2015)

9

PROPOSAL ONE: Election of Directors

David K. Wilson

Age: 67 Director Since: 2014 KeyCorp Committee(s): • Risk

Biography:

Until his retirement in January 2014, Mr. Wilson served in a variety of positions with the Office of the Comptroller of the Currency (“OCC”) over the course of a 32-year career, including as Examiner-In-Charge (“EIC”) of two global banks and in a number of policy focused roles. In 2009, Mr. Wilson transitioned from Large Bank EIC into policy work, initially as Senior National Bank Examiner and co-chair of the OCC’s National Risk Committee. In 2010, he was appointed Deputy Comptroller for Credit and Market Risk. He then briefly served as Senior Deputy Comptroller and Chief National Bank Examiner before returning to the field as an EIC. Mr. Wilson also has served as an independent consultant focusing on bank regulatory and risk strategy matters. He is also a member of the board of directors of KeyBank National Association.

Select Qualifications and Experience:

•   Significant bank regulatory and risk strategy expertise, including providing advice and counsel to the Comptroller of the Currency, testifying before Congress, developing policy, and participating in regulatory rulemaking following the Dodd-Frank Act.

•   Extensive experience and understanding of the financial services regulatory climate, including participating in the Financial Stability Oversight Council (“FSOC”), serving as the OCC representative on FSOC’s Systemic Risk Committee, and chairing the Federal Financial Institutions Examination Council Task Force on Supervision.

10

The Board of Directors and Its Committees

The Board of Directors and Its Committees

The Board is currently comprised of 12 independent directors and one member of management (Mr. Gorman). Four of our independent directors have joined the Board since 2020, including one director in December 2021. The median tenure of our current Board members is seven years.

Board Leadership Structure

Our Board is committed to independent Board leadership. The Board’s independent leadership and oversight responsibilities are realized through the guidance of our independent Lead Director, our independent Board committee chairs, and the full involvement of each of our independent directors. KeyCorp’s independent directors have elected Alexander M. Cutler as the Board’s independent Lead Director for 2022.

Among his specific responsibilities, the independent Lead Director:

•

presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent and non-management directors held after each regularly scheduled Board meeting;

•	serves as liaison between the Chairman and the independent and non-management directors;

•	approves Board meeting schedules as well as meeting materials and agendas for each full Board meeting and executive sessions of independent and non-management directors;

•	has the authority to call meetings of the independent and non-management directors or the full Board at any time;

•	participates in discussions with major shareholders regarding governance matters as part of KeyCorp’s proactive shareholder engagement;

•

is in frequent contact with the Chairman with respect to major issues and strategic opportunities before KeyCorp, and any significant actions contemplated by KeyCorp are discussed with the Lead Director at an early stage;

•	advises on the retention of independent consultants to the Board;

•	interviews all candidates for election to the Board;

•	oversees changes to the composition of Board committees;

•	assists the Board and management in assuring compliance with applicable securities laws and fiduciary duties to shareholders;

•	oversees initiatives to implement enhancements to KeyCorp’s governance policies and the Corporate Governance Guidelines;

•	serves as a focal point for independent Committee Chairs, providing guidance, coordination, and advice for the committees;

•	together with the Chair of the Compensation and Organization Committee, facilitates the evaluation of the performance of KeyCorp’s Chief Executive Officer; and

•	is available for additional duties as they may arise.

The Lead Director seeks input from independent and non-management directors during executive sessions with respect to items to be included on the agenda for each Board meeting and provides feedback from the independent and non-management directors while engaging in the agenda-building process.

Each standing committee of the Board is chaired by an independent director and consists solely of independent directors. Our independent directors have extensive corporate governance and leadership experience, and many have significant public company experience. Five of our independent directors are or have been chief executive officers with public companies.

On May 1, 2020, Christopher M. Gorman was elected as Chairman and Chief Executive Officer of KeyCorp. The Board believes that KeyCorp has been and will continue to be well served by Mr. Gorman’s combined role as Chairman and Chief Executive Officer. Mr. Gorman’s combined leadership role allows him to set the overall tone and direction for KeyCorp, maintain consistency in the internal and external communication of our strategic and business priorities, and have primary responsibility for managing KeyCorp’s operations. Our many conversations between our directors and our shareholders

11

The Board of Directors and Its Committees

regarding their views on Board leadership and independent oversight have confirmed our view that a strong, effective Lead Director, like Mr. Cutler, an independent Board, and independent key committees provide the independent leadership necessary to balance the combined Chairman and Chief Executive Officer role and, with the formal and informal mechanisms we have in place to facilitate the work of the Board and its committees, results in the Board effectiveness and efficiency that our shareholders expect.

The Board annually (or more often in the event that a new Chief Executive Officer is selected) evaluates KeyCorp’s leadership structure to assess whether it remains appropriate for and in the best interests of the Company, taking into account a variety of factors including KeyCorp’s size, the nature of its business, the regulatory framework in which it operates, and the leadership structure of its peers. Our Regulations provide the Board with flexibility to separate or combine the roles of Chairman and Chief Executive Officer as it deems necessary from time to time and on a case-by-case basis. The Board continues to believe that a primary consideration for KeyCorp is that, as a large financial institution subject to significant regulation, KeyCorp must communicate swiftly and consistently with our stakeholders, including our regulators. We believe that swift and consistent communication is significantly furthered by KeyCorp’s leadership, through our Chairman and Chief Executive Officer, speaking as a single voice on behalf of both the Board and management.

Board Assessments

Our Board believes that a robust and constructive Board and committee evaluation process is an essential component of board effectiveness. Each year, the Board conducts a comprehensive evaluation process, overseen by the Nominating and Corporate Governance Committee, of both its own effectiveness, as well as the effectiveness of each of its members and its Lead Director. Additionally, each of our committees conducts its own tailored evaluation. Below are further details on our assessment processes:

Annual Evaluation Processes

Board Assessment	g The Board Assessment Questionnaire is reviewed by the Nominating and Corporate Governance Committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to all directors for their consideration, with topics including board oversight, meeting cadence and materials, and composition and structure.	g Responses to the Questionnaire inform a discussion, led by our Lead Director, during an executive session of the full Board.

Committee Assessments	g Each Committee Assessment Questionnaire is reviewed by its respective committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to each committee’s respective directors for completion, with topics including materials, access to management, and meeting tenor.	g Responses to the Questionnaire are used by each Committee Chair to lead a discussion during the next session of the committee.

Director Assessments	g The Director Assessment Questionnaire is reviewed by the Nominating and Corporate Governance Committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to all directors for their completion, asking each director to rate his or her performance and identify areas of opportunity.

g Responses to the Questionnaire serve as a foundation for an individualized discussion of each director’s performance in an executive session of our Nominating and Corporate Governance Committee (which includes each of our Committee Chairs).

Lead Director Assessment	g The Lead Director Assessment is reviewed by the Nominating and Corporate Governance Committee and any enhancements are incorporated into the Questionnaire.	g The Questionnaire is released to all directors for their completion, to provide feedback on the Lead Director’s performance against the role’s specified responsibilities.	g Responses to the Questionnaire inform a discussion of our Board, with the Lead Director excused from participation, in connection with the annual appointment of a Lead Director.

Board and Committee Responsibilities

The Board delegates various responsibilities and authority to its five standing committees: Audit, Nominating and Corporate Governance, Compensation and Organization (the “Compensation Committee”), Risk, and Technology. The Board has also established an Executive Committee that serves the functions described on page 15 of this proxy statement. Each committee operates pursuant to a written charter. The committees regularly report on their activities and actions to the full Board. The Board, with the recommendation of the Nominating and Corporate Governance Committee and in consultation with the Lead Director, appoints the members of the committees, and has determined that each member of a standing committee is an independent director under New York Stock Exchange independence standards and KeyCorp’s Standards for Determining Independence of Directors.

12

The Board of Directors and Its Committees

The Board held six meetings during 2021. At every regularly-scheduled Board meeting, the independent and non-management members of the Board met in executive session (i.e., without the Chairman or any other employee of KeyCorp present). The members of the Board attended, on average, approximately 97% of Board meetings and committee meetings held during 2021. No director except Mr. Hayes attended less than 75% of the aggregate of (i) the total number of meetings held by the Board during the period for which he or she was a director and (ii) the total number of meetings held by all Board committees on which he or she served during such period. Mr. Hayes attended 72% of such meetings. KeyCorp Board members are expected to attend the Annual Meeting of Shareholders, and all but one of our Board members standing for election at that time did so for the 2021 Annual Meeting of Shareholders.

The following describes the responsibilities and current membership of the standing committees of the Board and the number of times each committee met in 2021.

Audit Committee

Chair: Richard J. Hipple Other Members: H. James Dallas Ruth Ann M. Gillis Devina A. Rankin Number of Meetings in 2021: 14

Primary Responsibilities

•   Oversees the development of, and reviews, the financial information provided to KeyCorp’s shareholders

•   Is directly responsible for the appointment, retention, and oversight of our independent auditor, oversees the audit fees negotiations with our independent auditor, and has sole authority to approve audit fees

•   Has responsibility over all KeyCorp internal audit and credit risk review functions, financial reporting, legal matters, and fraud risk

•   Oversees any material examinations of KeyCorp and its affiliates conducted by federal, state, or other authorities, and may supervise and direct any other special projects or investigations the committee deems necessary

•   Together with the Risk Committee, oversees and reviews our allowance for loan and lease losses methodology and monitors operational risk (including cybersecurity), and

•   Serves as the audit committee for KeyCorp’s subsidiary, KeyBank National Association.

Independence

The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Board has determined that all members of the Audit Committee are “independent” as that term is defined in Section 303A.02 of the New York Stock Exchange’s listing standards and are financially literate as established in such listing standards.

Audit Committee Financial Experts

The Board of Directors has determined that Mr. Hipple, Ms. Gillis, and Ms. Rankin each qualify as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.

Nominating and Corporate Governance Committee

Chair: Alexander M. Cutler Other Members: H. James Dallas Elizabeth R. Gile Carlton L. Highsmith Richard J. Hipple Barbara R. Snyder Number of Meetings in 2021: 6

Primary Responsibilities

•   Recommends to the Board nominees to stand for election as directors

•   Oversees the annual Board self-assessment process (including individual director self-assessments and the evaluation of the Lead Director)

•   Oversees corporate governance matters generally, including KeyCorp’s policies and practices on significant issues of corporate social responsibility, such as ESG and sustainability matters and annual review of charitable and political contributions

•   Oversees and reviews KeyCorp’s directors’ and officers’ liability insurance program

•   Supports the Compensation and Risk Committees by facilitating a meeting of all independent Board committee Chairs to discuss the linkage between enterprise risk and compensation at KeyCorp, and

•   With the aid of market data, annually reviews and recommends to the Board a director compensation program that may include equity-based incentive compensation (no executive officer of KeyCorp has any role in determining the amount of director compensation, although the committee may seek assistance from our executive officers in designing equity compensation programs for directors).

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The Board of Directors and Its Committees

Compensation and Organization Committee

Chair: Barbara R. Snyder Other Members: Alexander M. Cutler Richard J. Tobin Todd J. Vasos Number of Meetings in 2021: 8

Primary Responsibilities

•   Supports KeyCorp’s efforts to attract, retain, motivate, and develop our people so that we can achieve our business objectives

•   Is responsible for overseeing the compensation of our senior executives, certain of our compensation programs, and our talent management and organizational development processes

•   Evaluates the competitiveness of our compensation programs and assesses the effectiveness of our succession planning, leadership development, and strategic hiring objectives

•   Approves the performance goals, performance objectives, and the compensation of our Chief Executive Officer and other senior executives and evaluates their performance relative to those goals and objectives

•   Establishes our overall compensation philosophy and oversees the implementation of this philosophy as it relates to our incentive compensation arrangements, including through approval of our incentive compensation policy

•   Is responsible for enforcing the compensation clawback policy

•   Appoints, directs, and oversees its independent advisors and performs additional duties described in its Charter, and

•   May delegate its authority to a subcommittee of its members and may allow limited delegations to management.

Independence

The Board of Directors has determined that all members of the Compensation Committee are “independent” as that term is defined in Section 303A.02 of the New York Stock Exchange’s listing standards and meet the heightened independence standards required of Compensation Committee members by the New York Stock Exchange.

Further discussion of the Compensation Committee can be found beginning on page 24 of this proxy statement under the heading “Compensation Discussion and Analysis.”

Risk Committee

Chair: Elizabeth R. Gile Other Members: Robin N. Hayes Carlton L. Highsmith David K. Wilson Number of Meetings in 2021: 7

Primary Responsibilities

•   Is responsible for assisting the Board with strategies, policies, procedures, and practices relating to the assessment and management of KeyCorp’s enterprise-wide risks, including credit risk, market risk, liquidity risk, compliance risk, operational risk (including cybersecurity), and other risks

•   Plays a crucial role in overseeing KeyCorp’s capital adequacy and compliance with regulatory capital requirements

•   Reviews and approves KeyCorp’s capital plan and recommends share repurchase authorizations to the Board consistent with approved capital plans

•   May exercise such authority as the Board delegates in connection with the authorization, sale, and issuance by KeyCorp of debt and other equity securities, and

•   Together with the Audit Committee, oversees and reviews our allowance for loan and lease losses methodology.

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The Board of Directors and Its Committees

Technology Committee

Chair: H. James Dallas Other Members: Ruth Ann M. Gillis Robin N. Hayes Devina A. Rankin Richard J. Tobin Todd J. Vasos Number of Meetings in 2021: 5

Primary Responsibilities

•   Reviews and approves KeyCorp’s technology planning and strategy including investments related to cybersecurity and reviews significant technology investments and expenditures

•   Monitors and evaluates existing and future trends in technology that may affect KeyCorp’s strategic plans or competitive position, including monitoring of overall industry trends

•   Provides oversight of management’s activities relating to technology strategy, performance, and innovation and monitors KeyCorp’s innovation and technology acquisition process and systems in place designed to achieve successful innovation

•   Reviews strategic IT projects with business and IT personnel to understand the functionality, business benefits, and user/customer adoption, and

•   Reports to the Risk Committee on risk management issues associated with the technology strategic investment plan and major technology vendor relationships.

The Board also has an Executive Committee, comprised of Mr. Gorman (Chair), Mr. Cutler, Mr. Hipple, and Ms. Snyder, which may exercise the authority of the Board, to the extent permitted by law, on any matter requiring Board or committee action between Board or committee meetings. The Executive Committee did not hold any meetings in 2021.

Board Oversight of Risk

Our Board leadership and committee structure supports the Board’s risk oversight function. Generally, each Board committee oversees the following risks:

•

The Risk Committee has primary oversight responsibility for enterprise-wide risk at KeyCorp, including credit risk, market risk, liquidity risk, compliance risk, operational risk (including cybersecurity), as well as reputational and strategic risks, and oversight of the actions taken to mitigate these risks.

•	The Audit Committee has primary oversight responsibility for internal audit, financial reporting, legal matters, and fraud risk.

•	The Compensation Committee has primary oversight responsibility for risks related to our compensation policies and practices.

•	The Nominating and Corporate Governance Committee has primary oversight responsibility for significant issues of corporate social responsibility, such as ESG and sustainability matters.

•

The Technology Committee provides additional oversight of management’s activities related to KeyCorp’s technology strategic investment plan, cybersecurity investments, and major technology vendor relationships.

The Audit and Risk Committees jointly oversee and review the allowance for loan and lease losses methodology and monitor operational risk (including cybersecurity). The committees receive, review, and evaluate management reports on risk for their areas of risk oversight. At each Board meeting, the Chair of each Board committee reports to the full Board on risk oversight issues.

Our Board structure enables the Board to exercise vigorous oversight of key issues relating to management development, succession and compensation, compliance and integrity, corporate governance and ESG, cybersecurity, and company strategy and risk. With respect to risk, the Board oversees that KeyCorp’s risks are managed in a manner that is effective and balanced and adds value for KeyCorp’s shareholders. The Board understands KeyCorp’s risk philosophy, approves KeyCorp’s risk appetite, inquires about risk practices, reviews the portfolio of risks, compares the actual risks to the risk appetite, and is apprised of significant risks, both current and emerging, and determines whether management is responding appropriately. With respect to risk and other areas that it oversees, the Board challenges management and promotes accountability.

KeyCorp has formed a senior level management committee, the Enterprise Risk Management Committee (“ERM Committee”), consisting of Mr. Gorman and other senior officers at KeyCorp, including KeyCorp’s Chief Risk Officer. The ERM Committee meets weekly and is central to ensuring that the corporate risk profile is managed in a manner consistent with KeyCorp’s risk appetite. The ERM Committee is also responsible for implementation of KeyCorp’s Enterprise Risk Management Policy, encompassing our risk philosophy, policy framework, and governance structure for the management of risks across the entire company. The Risk Committee of the Board oversees KeyCorp’s risk management program, including the ERM Committee. The Board approves the Enterprise Risk Management Policy and sets the overall level of risk KeyCorp is willing to accept and manage in pursuit of its strategic objectives.

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The Board of Directors and Its Committees

Oversight of Compensation-Related Risks

KeyCorp’s compensation program is designed to offer competitive pay for performance, aligned with KeyCorp’s short- and long-term business strategies, approved risk appetite and defined risk tolerances, and shareholders’ interests. Reviews of KeyCorp’s compensation plans by the Compensation Committee and KeyCorp management did not identify any plan that was reasonably likely to have a material adverse impact on KeyCorp or that would incentivize excessive risk-taking. The Compensation Committee also reviewed KeyCorp’s compensation plans to monitor compliance with KeyCorp’s risk management tolerances and safety and soundness requirements.

KeyCorp has a well-developed governance structure for its incentive compensation programs, including roles for the Board of Directors, senior management, lines of business, and control functions. The Board oversees KeyCorp’s incentive compensation programs, primarily through the Compensation Committee, with additional input and guidance from its Nominating and Corporate Governance, Risk, and Audit Committees. In addition to directly approving compensation decisions for senior executives, the Compensation Committee also approves KeyCorp’s overall Incentive Compensation Policy and Program so that KeyCorp’s incentive compensation practices remain in alignment with KeyCorp’s risk management practices. KeyCorp’s Incentive Compensation Policy and Program are intended to enhance KeyCorp’s risk management practices by rewarding appropriate risk-based performance.

We maintain a detailed and effective strategy for implementing and executing incentive compensation arrangements that provide balanced risk-taking incentives. KeyCorp’s incentive compensation arrangements are designed, monitored, administered, and tested by a multidisciplinary team drawn from various areas of KeyCorp, including Risk Management. This team is charged with seeing that our incentive compensation arrangements align with risk management practices and support the safety and soundness of the organization. From initial plan design to individual awards, KeyCorp’s program incorporates sound compensation principles and risk-balancing at every stage of the incentive compensation process, including:

•	the identification of employees who have the ability to influence or control material risk;

•	the use of risk-balancing mechanisms across all incentive plans that take into account the primary risks associated with employee roles;

•	the deferral of incentive compensation to balance risk and align an employee’s individual interests with KeyCorp’s future success and safety and soundness;

•	the development of clawback policies and procedures to recoup certain incentive compensation paid to employees in the event of certain risk-based events; and

•

the annual assessment of risk-balancing features, the degree to which selective plan design features affect risk-taking, the alignment of incentive metrics with business objectives, the overall competitiveness of the pay opportunity, the participation of control functions, and the effectiveness of monitoring and administration of the plans.

Corporate Responsibility and ESG

The Nominating and Corporate Governance Committee of the Board oversees KeyCorp’s policies and practices on significant issues pertaining to ESG. Oversight of ESG matters is an important part of the Board’s work. In 2021, Board members participated in a director education session focused on ESG, and engaged throughout the year on a number of ESG topics, including, among others: climate change; diversity, equity, and inclusion; investing in our team members; data privacy and security; COVID-19; community investment; and consumer practices.

Select 2021 ESG Highlights

•

After achieving the aggregate financial commitments of our groundbreaking $16.5 billion National Community Benefits Plan one year early, we proactively extended and expanded our Plan to $40 billion, with specific commitments to advance economic, social, and racial equity, as well as to mitigate the impacts of climate change. We conducted community listening sessions, reaching more than 200 community organizations to align with community needs.

•

Received our 10th consecutive “Outstanding” rating from the Office of the Comptroller of the Currency for meeting or exceeding the terms of the Community Reinvestment Act – one of the few banks to reach this milestone, and a testament to our track record of fairness, access, and equity for the clients we serve.

•	Committed to increasing people of color representation at our senior leadership and executive levels by 25% over the next five years and 50% over the next ten years.

16

The Board of Directors and Its Committees

•

Published our inaugural Taskforce on Climate-Related Financial Disclosures (“TCFD”) report which describes our climate strategy and risk management approach. As we work to better understand and identify climate-related risks, our climate strategy and commitments will evolve as will our process for managing and mitigating risks.

•	Adopted a more client-centric mindset across the enterprise by investing in technology that advances our analytic capabilities and helps us uncover deeper and more actionable insights from clients.

ESG Strategy and Focus Assessment

Key is committed to addressing the ESG topics that are most relevant to our business and our stakeholders. We periodically adjust our ESG approach to remain current with stakeholder expectations, ESG trends, and our business strategy. In late 2021, we conducted an ESG focus assessment to identify the most relevant and align on our ESG priorities, refresh our strategy, and drive action. The process considered inputs from both internal and external stakeholders to ensure their insights were reflected in our focus areas.

Working with a leading global consultant, we identified an initial set of 30 topics based on sustainability reporting frameworks and ESG rating and ranking criteria. That list was then refined to 11 issues topics for review and validation across the enterprise. Our leadership team was engaged through a series of internal interviews to prioritize the issues topics based on their importance to our external stakeholders and their influence on our business success. From the list of 11, four priorities were identified as differentiators for Key.

ESG Priorities

We remain steadfast in managing the resulting risks and opportunities associated with each of these focus areas and will further evaluate the adequacy of our governance, policies, commitments, goals, projects, and programs associated with each throughout the course of 2022.

ESG Reporting

Key consistently seeks to enhance our transparency through disclosures in response to the perspectives of our shareholders and other stakeholders. We monitor the evolving disclosure landscape and evaluate which frameworks best address our stakeholders’ interest. In 2021, we increased reporting on important ESG topics by renaming and expanding the scope of our Corporate Responsibility Report to transition to an ESG Report. We also published our inaugural TCFD report, which details Key’s commitment to both further reducing its environmental footprint and continuing to enable stakeholders in efforts to do the same. The “Climate Change Risks & Opportunities” report, along with our CDP response, outlines KeyCorp’s approach to managing climate-related risks and opportunities in the areas of governance, strategy, risk management, and metrics and targets. Further, we published our first Sustainability Accounting Standards Board (“SASB”) Index and continued the practice of aligning with the Global Reporting Initiative (“GRI”). The ESG Reporting page on our website provides links to numerous KeyCorp disclosures, including the ESG and TCFD reports, National Community Benefits Plan Results, Pay Equity Commitment, CDP Response, and GRI and SASB indices.

Director Independence

The Board of Directors has determined that all current members of the Board of Directors (i.e., Mss. Gile, Gillis, Rankin, and Snyder, and Messrs. Cutler, Dallas, Hayes, Highsmith, Hipple, Tobin, Vasos, and Wilson), other than Mr. Gorman, are independent directors and independent for purposes of the committees on which they serve. These determinations were made after reviewing the relationship of these individuals to KeyCorp in light of KeyCorp’s Standards for Determining Independence of Directors and the independence requirements of the New York Stock Exchange.

Applying the same standards described above, the Board previously determined that Bruce D. Broussard and Kristen L. Manos, each of whom served as a director for a portion of 2021, were independent directors and independent for purposes of the committees on which they served. The Board also determined that Gary M. Crosby, whose term as a director ended at the 2021 Annual Meeting, was not independent due to his former position as Chief Executive Officer of First Niagara.

To determine the independence of the members of the Board, the Board considered certain transactions, relationships, or arrangements between those directors, their immediate family members, or their affiliated entities, on the one hand, and

17

The Board of Directors and Its Committees

KeyCorp or one or more of its subsidiaries, on the other hand. Certain directors, their respective immediate family members, and/or affiliated entities have banking relationships with Key, such as consumer banking products or credit relationships, and/or receive wealth management services.

The Board determined that all of these transactions, relationships, or arrangements were made in the ordinary course of business, were made on terms comparable to those that could be obtained in arms’ length dealings with an unrelated third party, were not criticized or classified, non-accrual, past due, restructured or a potential problem, complied with applicable banking laws, were immaterial, and did not otherwise impair any director’s independence. Additionally, during the last three fiscal years, there were no transactions between KeyCorp and any affiliated entities of the directors under which payments made or received exceeded 1% of the consolidated gross revenue of either KeyCorp, on the one hand, or the affiliated entity, on the other hand.

Related Party Transactions

Any transaction, relationship, or arrangement with KeyCorp or its subsidiaries in which a KeyCorp director, executive officer, or other related person has a direct or indirect material interest is subject to KeyCorp’s Policy for Review of Transactions between KeyCorp and its Directors, Executive Officers, and Other Related Persons. The Nominating and Corporate Governance Committee is responsible for applying the policy and uses the following factors identified in the policy in making its determinations:

•	whether the transaction conforms to KeyCorp’s Code of Business Conduct and Ethics and Corporate Governance Guidelines and is in KeyCorp’s best interests;

•	whether the transaction is entered into in the ordinary course of KeyCorp’s business;

•	whether the terms of the transaction are comparable to terms that could be obtained in arms’ length dealings with an unrelated third party;

•	whether the transaction must be disclosed under Item 404 of Regulation S-K under the Exchange Act; and

•	whether the transaction could call into question the independence of any of KeyCorp’s non-employee directors.

The policy provides exceptions for certain transactions, including those available to all KeyCorp employees generally, those involving compensation or indemnification of executive officers or directors authorized by the Board of Directors or one of its committees, those involving the reimbursement of routine business expenses, and those occurring in the ordinary course of business.

Banking and Credit Transactions with KeyCorp Executive Officers and Directors

From time to time during 2021, many of our directors and executive officers and some of their immediate family members and affiliated entities had deposit or credit relationships with or received investment or wealth management services from KeyBank National Association (“KeyBank”) or other KeyCorp subsidiaries in the ordinary course of business. Additional transactions and banking relationships may continue in the future.

First Niagara Bank, National Association, which has since merged into KeyBank, previously made a residential mortgage loan to an immediate family member of Mr. Crosby under First Niagara’s loan program for employees, which included an interest rate discount. At December 31, 2021, the loan has been paid in full and the largest amount outstanding on the loan during 2021 was $167,657.25. The amount of principal and interest paid during 2021 was $171,452.20.

All credit relationships with our directors, executive officers, and other related persons were made in the ordinary course of business on substantially the same terms, including interest rate and collateral terms, as those prevailing at the time for comparable transactions with unrelated third parties and did not present heightened risks of collectability or other unfavorable features to KeyCorp or its subsidiaries.

Additionally, loans and extensions of credit by KeyBank to our directors, executive officers, and their related interests were made in compliance with Regulation O under federal banking law and KeyBank’s related policies and procedures. In addition to satisfying the standard set forth in the preceding paragraph, our Regulation O policies and procedures require that:

•	the amount of credit extended does not exceed individual and aggregate lending limits, depending upon the identity of the borrower and the nature of the loan; and

•	any extension of credit in excess of $500,000 be approved by the Board of Directors of KeyBank.

18

The Board of Directors and Its Committees

Shareholder Engagement

In order for management and the Board to better understand and consider shareholders’ perspectives, we regularly communicate with our shareholders, including to solicit and discuss their views on governance, executive compensation, and other matters. We believe our regular engagement has been productive and provides an open exchange of ideas and perspectives for both the Company and our shareholders.

Throughout 2021, members of management and our independent Lead Director participated in discussions with a number of institutional shareholders, including many of our largest shareholders. Overall, participating investors expressed support for the Company’s governance and compensation practices. Feedback received during these meetings was presented to and discussed by the Nominating and Corporate Governance Committee, Compensation Committee, and, as appropriate, other Board committees and the entire Board.

After considering feedback received from shareholders in recent years, we:

•	amended the Regulations to reduce the ownership threshold required to call a special shareholder meeting from 25% to 15%;

•	amended our Regulations to adopt a meaningful proxy access right for shareholders;

•	formalized additional responsibilities for the independent Lead Director and added disclosure about the Lead Director’s activities (see page 11 of this proxy statement);

•	formalized an annual evaluation of the Lead Director and incorporated the evaluation process in our Corporate Governance Guidelines;

•	increased our disclosure with respect to our political spending and activity; and

•	enhanced our public disclosures regarding ESG matters, including climate, employee diversity, and pay equity.

In addition, our Chief Executive Officer, Chief Financial Officer, Director of Investor Relations, and other members of our senior management team receive regular feedback from the investment community—through ongoing communication, on- and off-site investor visits, meetings, and conferences—regarding our strategy, financial results, and other topics of interest, and regularly brief our Board on this feedback.

In March 2022, we hosted an Investor Day, where we reviewed our targeted scale strategy and shared proof points of the momentum generated by our relationship-based business model. We also highlighted the quality and depth of our management team. Importantly, we demonstrated how we are well positioned for growth in order to deliver value for all our stakeholders.

Director Education

Throughout the year, our directors participate in continuing education activities and receive educational materials on a wide variety of topics (including corporate governance, ESG, the financial services industry, cybersecurity, executive compensation, risk management, finance, and accounting). Annually, the Board holds director education sessions focusing on topics suggested by the directors, including through feedback obtained in connection with our Board Assessment processes, at a meeting of the Board and its committees. From time to time, our directors may also attend seminars and other educational programs at KeyCorp’s expense. These educational opportunities provide our directors with timely updates on best practices among our peers and in the general marketplace and further supplement our directors’ significant business and leadership experiences.

Communication with the Board

Interested parties may submit comments about KeyCorp to the directors, including to the lead director or the independent directors as a group, in writing at KeyCorp’s headquarters at 127 Public Square, Cleveland, Ohio 44114. Correspondence should be addressed to “Lead Director, KeyCorp Board of Directors, care of the Secretary of KeyCorp” and marked “Confidential.”

Interested parties wishing to communicate with the Audit Committee regarding accounting, internal accounting controls, or auditing matters may directly contact the Audit Committee by mailing a statement of their comments and views to KeyCorp at its corporate headquarters at 127 Public Square, Cleveland, Ohio 44114. Such correspondence should be addressed to “Chair, Audit Committee, KeyCorp Board of Directors, care of the Secretary of KeyCorp” and should be marked “Confidential.”

19

Corporate Governance Documents

Corporate Governance Documents

The KeyCorp Board of Directors’ Committee Charters, KeyCorp’s Standards for Determining Independence of Directors, KeyCorp’s Policy for Review of Transactions between KeyCorp and its Directors, Executive Officers, and Other Related Persons, as well as the documents listed below, are available at www.key.com/ir under the “ESG Information” tab or elsewhere on KeyCorp’s website. Copies of these documents will be delivered, free of charge, to any shareholder who contacts KeyCorp’s Investor Relations Department at (216) 689-4221.

Corporate Governance Guidelines

The Board has adopted written Corporate Governance Guidelines (the “Guidelines”) that detail the Board’s corporate governance duties and responsibilities, many of which are described herein. The Guidelines take into consideration, and are reviewed annually and updated periodically to reflect, best practices in corporate governance and applicable laws and regulations. The Guidelines address a number of matters applicable to directors (such as director qualification standards and independence requirements, share ownership guidelines, and succession planning and management) and management (such as stock ownership guidelines for management and procedures for the annual evaluation of our Chief Executive Officer).

Code of Business Conduct and Ethics

We are committed to the highest standards of ethical integrity. Accordingly, the Board of Directors has adopted a Code of Business Conduct and Ethics for all of KeyCorp’s (and its subsidiaries’) employees, officers, and directors, which was last amended in September 2021. We will promptly disclose any waiver or amendment to our Code of Business Conduct and Ethics for our executive officers or directors on our website. Our Code of Business Conduct and Ethics ensures that each employee, officer, and director understands the basic principles that govern our corporate conduct and our core values of Teamwork, Respect, Accountability, Integrity, and Leadership.

Statements of Political Activity

An important part of our commitment to our community includes active participation in the political and public policy process that impacts the lives of our customers, shareholders, and business. As a large financial institution, our business is highly regulated at the federal, state, and local levels. We believe it is critically important to take a constructive role in the political process that will shape the future of business, our industry, and our community.

The Nominating and Corporate Governance Committee of the Board meets annually with a member of KeyCorp’s Government Relations team to review KeyCorp’s policies and practices regarding political contributions. Policies and practices reviewed by the Nominating and Corporate Governance Committee include KeyCorp’s policies regarding doing business with public entities, the Government Relations pre-approval process for ballot issue support, and the KeyCorp Advocates Fund (political action committee) annual report.

ESG and Corporate Responsibility Reports

The Nominating and Corporate Governance Committee of the Board oversees KeyCorp’s policies and practices on significant issues pertaining to ESG. Detailed information regarding KeyCorp’s (and its subsidiaries’) and the KeyBank Foundation’s corporate responsibility priorities and progress can be found in our annual ESG Report, as well as an update on our diversity, equity, and inclusion efforts. We use the GRI and SASB frameworks to provide transparent disclosure of KeyCorp’s most significant areas of impact in a manner comparable with peers and industry benchmarks.

KeyCorp also issues an annual TCFD report, which details Key’s commitment to both further reducing its environmental footprint and continuing to enable stakeholders in efforts to do the same. The “Climate Change Risks & Opportunities” report outlines KeyCorp’s approach to managing climate-related risks and opportunities in the areas of governance, strategy, risk management, and metrics and targets.

20

Ownership of KeyCorp Equity Securities

Ownership of KeyCorp Equity Securities

The following table reports the number of KeyCorp equity securities that were beneficially owned by the directors and director nominees of KeyCorp, the Named Executive Officers, and all directors and executive officers of KeyCorp as a group, and each person reported to us to beneficially own more than 5% of our common shares. Beneficially-owned KeyCorp equity securities include directly or indirectly owned KeyCorp common shares and any KeyCorp common shares that could be acquired within 60 days of the record date through the exercise of an option or through the vesting or distribution of deferred shares. The column “Other Deferred Shares Owned” reports the number of deferred shares owned that will not vest or be distributed within 60 days of the record date.

This information is provided as of the record date, March 18, 2022.

Name	Common Shares	Options (1)	Deferred Shares (2)(3)(4)	Total Beneficial Ownership (5)	Total Beneficial Ownership as a % of Outstanding Common Shares (6)	Other Deferred Shares Owned (2)(3)(4)	Combined Beneficial Ownership and Other Deferred Shares Owned (5)
Amy G. Brady	114,628	116,463	—	231,091	—	119,459	350,550
Alexander M. Cutler	215,135	—	—	215,135	—	66,107	281,242
H. James Dallas	110,707	—	13,982	124,689	—	—	124,689
Elizabeth R. Gile	36,767	—	—	36,767	—	70,165	106,933
Ruth Ann M. Gillis	138,715	—	—	138,715	—	36,208	174,923
Christopher M. Gorman	835,152	518,645	—	1,353,797	—	260,910	1,614,707
Robin N. Hayes	2,500	—	2,924	5,424	—	5,753	11,177
Carlton L. Highsmith	64,874	—	13,982	78,856	—	—	78,856
Richard J. Hipple	48,141	—	9,517	57,657	—	22,759	80,416
Donald R. Kimble	441,132	283,958	—	725,090	—	150,051	875,141
Angela G. Mago	195,716	203,825	—	399,541	—	70,898	470,438
Andrew J. “Randy” Paine III	271,478	306,325	—	577,803	—	138,754	716,557
Devina A. Rankin	—	—	2,924	2,924	—	—	2,924
Barbara R. Snyder	17,300	—	—	17,300	—	161,144	178,444
Richard J. Tobin	—	—	—	—	—	327	327
Todd J. Vasos	8,000	—	—	8,000	—	13,589	21,589
David K. Wilson	27,587	—	—	27,587	—	38,410	65,997
All directors and executive officers as a group (27 persons)	3,160,861	1,735,435	43,328	4,939,624	—	1,887,146	6,826,771
The Vanguard Group (7)	109,923,407	—	—	109,923,407	11.81%
BlackRock, Inc. (8)	83,634,140	—	—	83,634,140	9.00%
Capital International Investors (9)	83,201,801	—	—	83,201,801	8.90%
State Street Corporation (10)	53,774,552	—	—	53,774,552	5.78%

(1)	This column includes options (including in-the-money and out-of-the-money options) to acquire KeyCorp common shares exercisable on or within 60 days of March 18, 2022.

(2)

Deferred shares issued under the prior KeyCorp Directors’ Deferred Share Plan or the current Directors’ Deferred Share Sub-Plan to the KeyCorp 2019 Equity Compensation Plan (the “Directors’ Deferred Share Sub-Plan”) are payable three years from their award date, one-half in cash and one-half in common shares, or immediately if a director separates from the Board for any reason prior to the third anniversary of the award. A director may elect to defer the payment of all or some of his or her deferred shares beyond the third anniversary of the award date (“Further Deferred Shares”). In that case, the Further Deferred Shares will be distributed entirely in common shares on (and only on) the deferral date selected by the director. Deferred shares payable in common shares (other than

21

Ownership of KeyCorp Equity Securities

Further Deferred Shares) are included in the column “Deferred Shares” because they may be distributed to the director as common shares immediately upon separation from the Board. Further Deferred Shares, and directors’ fees that have been deferred under the Directors’ Deferred Share Sub-Plan or, previously, the KeyCorp Second Directors’ Deferred Compensation Plan, are included in the column “Other Deferred Shares Owned” because they are only payable on the deferral date selected by the director, which is not on or within 60 days of March 18, 2022 for any director. Deferred shares payable in cash are not reflected in this table. For more information, please see “Directors’ Compensation” on page 58 of this proxy statement.

(3)

The column “Deferred Shares” includes deferred shares, performance units, and restricted stock units held by executive officers that will be payable in KeyCorp common shares on or within 60 days of March 18, 2022. Deferred shares, performance units, and restricted stock units payable in common shares to executive officers, but not on or within 60 days of March 18, 2022, are reported in the column “Other Deferred Shares Owned.” Performance units are subject to vesting based on the achievement of certain performance goals, as discussed in the Compensation Discussion and Analysis beginning on page 24 of this proxy statement. The number of performance units set forth in these columns reflects a “target” amount of performance units determined for each executive officer on the grant date. The number of performance units that ultimately vest as common shares for each executive officer may be higher or lower depending upon actual performance relative to the performance goals at the end of the measurement period.

(4)

Deferred shares, performance units, and restricted stock units payable in common shares do not have common share voting rights or investment power until the shares or units have been distributed as common shares in accordance with the plan or agreement under which they were granted or awarded.

(5)	Totals may not foot due to rounding.

(6)

No director, director nominee, or executive officer beneficially owns (and collectively all 27 directors and executive officers do not beneficially own) common shares, and options, deferred shares, performance units, and restricted stock units payable in common shares on or within 60 days of March 18, 2022, totaling more than 1% of the outstanding common shares of KeyCorp. The percentages set forth in this column for the holders of more than 5% of our common shares are based on the number of shares reported by each such holder to the Securities and Exchange Commission on Schedules 13G, as discussed below.

(7)

Based solely upon information contained in the Schedule 13G/A filed by The Vanguard Group, Inc. (“Vanguard”) with the Securities and Exchange Commission on February 10, 2022. Vanguard reported that it owned beneficially 109,923,407 common shares, held sole power to dispose or to direct the disposition of 106,048,359 common shares, held shared voting power over 1,496,813 common shares, and held shared power to dispose or to direct the disposition of 3,875,048 common shares. The reported address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(8)

Based solely upon information contained in the Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”), for itself and on behalf of various subsidiaries identified therein, with the Securities and Exchange Commission on February 1, 2022. BlackRock reported that it owned beneficially 83,634,140 common shares, held sole power to dispose or to direct the disposition of 83,634,140 common shares, and held sole power to vote or direct the voting power over 72,817,099 common shares. Each of the following entities has been identified by BlackRock as a direct or indirect subsidiary that beneficially owns KeyCorp common shares: BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., iShares (DE) I Investmentaktiengesellschaft mit Teilgesellsc, BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, FutureAdvisor, Inc., BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd. The reported address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(9)

Based solely upon information contained in the Schedule 13G/A filed by Capital International Investors (“Capital”) with the Securities and Exchange Commission on February 11, 2022. Capital reported that it owned beneficially 83,201,801 common shares, held sole power to dispose or to direct the disposition of 83,201,801 common shares, and held sole power to vote or direct the voting power over 83,201,801 common shares. The reported address of Capital is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071.

(10)

Based solely upon information contained in the Schedule 13G/A filed by State Street Corporation (“State Street”), for itself and on behalf of various subsidiaries identified therein, with the Securities and Exchange Commission on February 11, 2022. State Street reported that it owned beneficially 53,774,552 common shares, held shared voting power over 48,659,306 common shares, and held shared power to dispose or to direct the disposition of 53,676,829 common shares. Each of the following entities has been identified by State Street as a direct or indirect subsidiary that beneficially owns KeyCorp common shares: State Street Bank and Trust Company, SSGA Funds Management, Inc., State Street Global Advisors Limited (UK), State Street Global Advisors LTD (Canada), State Street Global Advisors, Australia Limited, State Street Global Advisors (Japan) Co., LTD, State Street Global Advisors Asia LTD, State Street Global Advisors Europe Limited, and State Street Global Advisors Trust Company. The reported address of State Street is One Lincoln Street, Boston, MA 02111.

22

Ownership of KeyCorp Equity Securities

Executive Officer and Director Equity Ownership Guidelines

KeyCorp’s Corporate Governance Guidelines state that, by the fifth anniversary of his or her initial election to the Board or as an officer of KeyCorp: (i) each non-employee director should own KeyCorp equity securities with a value at least equal to five times KeyCorp’s non-employee director annual retainer, including at least 1,000 directly-owned KeyCorp common shares; (ii) the Chief Executive Officer should own KeyCorp equity securities with a value at least equal to six times his or her base salary, including at least 10,000 directly-owned KeyCorp common shares; (iii) the senior executives who are members of KeyCorp’s Management Committee should own KeyCorp equity securities with a value at least equal to three times his or her base salary, including at least 5,000 directly-owned KeyCorp common shares; and (iv) other senior executives should own KeyCorp equity securities with a value at least equal to two times his or her base salary, including at least 2,500 directly-owned KeyCorp common shares. For more information regarding stock ownership guidelines for our executive officers, please see our Compensation Discussion and Analysis beginning on page 24 of this proxy statement.

Policy Restricting Hedging, Pledging and Speculative Trading of KeyCorp Securities

KeyCorp has determined that there may be a heightened legal risk and/or the appearance of improper or inappropriate conduct if our officers, directors, or employees engage in certain speculative transactions involving KeyCorp securities. Therefore, our insider trading policy prohibits our officers, directors, and all employees from engaging in hedging transactions with respect to KeyCorp securities (whether those securities are obtained through our employee benefit programs or otherwise). For this purpose, hedging is considered to include, but not be limited to, the use of prepaid variable forwards, equity swaps, collars, and exchange funds. The KeyCorp insider trading policy also prohibits our officers, directors, and all employees from pledging KeyCorp securities as collateral for margin purchases or loans and from engaging in short sales with respect to KeyCorp securities.

Equity Compensation Plan Information

KeyCorp is authorized to issue its common shares under the KeyCorp 2019 Equity Compensation Plan (the “Equity Plan”) and the KeyCorp Second Amended and Restated Discounted Stock Purchase Plan (the “DSP Plan”). KeyCorp is no longer authorized to issue its common shares under, but still has awards outstanding under: (i) the KeyCorp 2013 Equity Compensation Plan (the “2013 Plan”); (ii) the KeyCorp 2010 Equity Compensation Plan (the “2010 Plan”); (iii) the KeyCorp Deferred Equity Allocation Plan; and (iv) the KeyCorp Directors’ Deferred Share Plan.

Shareholders approved the Equity Plan at the 2019 Annual Meeting of Shareholders. At December 31, 2021, 34,121,863 common shares remained available for future issuance under the Equity Plan. Shareholders originally approved the DSP Plan in 2003 and, most recently, approved an amendment and restatement in 2021. At December 31, 2021, 3,770,598 common shares remained available for future issuance under the DSP Plan.

The following table provides information about KeyCorp’s equity compensation plans as of December 31, 2021:

	(a)	(b)	(c)

Plan Category	Securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(#)(2)
Equity compensation plans approved by security holders (1)	4,587,632	16.23	37,892,461
Equity compensation plans not approved by security holders	—	—	—
Total	4,587,632	16.23	37,892,461

(1)

The table does not include 20,118,250 unvested shares of time-lapsed and performance-based restricted stock units awarded under the Equity Plan, the 2013 Plan, and the 2010 Plan. These unvested restricted stock units were issued when awarded and consequently are included in KeyCorp’s common shares outstanding.

(2)

The Compensation Committee of the Board has determined that KeyCorp may not grant options to purchase KeyCorp common shares, shares of restricted stock, or other share grants under its long-term compensation plans in an amount that exceeds six percent of KeyCorp’s outstanding common shares in any rolling three-year period.

More information about these awards can be found in Note 17 (“Stock-Based Compensation”) to the Consolidated Financial Statements beginning on page 159 of our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”), which was filed with the Securities and Exchange Commission on February 22, 2022.

23

Compensation Discussion and Analysis

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information regarding the compensation of our executive officers.

The contents of the Compensation Discussion and Analysis are organized as follows:

Objectives of Our Compensation Program	24
Overview of 2021 Performance	26
Alignment of Pay and Performance	27
Elements of Our Pay Program	28

Total Pay of Our Named Executive Officers	32
Other Elements of Compensation	37
How We Make Pay Decisions	38

Objectives of Our Compensation Program

Our success depends on the ability to attract, retain, motivate, and develop our people. We provide competitive total rewards, including pay and benefits, that support these efforts. Competition for talent in our business is strong, and we increasingly compete for talent outside of the core financial services industry. We make investments to hire and retain the talented and diverse teammates we need to serve our customers. We also work to create and sustain a culture that is inclusive and fair. Our compensation program is designed to reward employees based on performance, be informed by the market (including changes in minimum hourly wage practices and role-specific wage pressure), discourage imprudent risk-taking, and align with the interests of our shareholders and the guidance of our regulators.

In consideration of these objectives, as well as our compensation philosophy and identified best practices described below, this Compensation Discussion and Analysis describes the pay of our “Named Executive Officers” listed below, along with their titles as of December 31, 2021:

Christopher M. Gorman	Angela G. Mago
Chairman and Chief Executive Officer	Head of Commercial Bank

Donald R. Kimble	Amy G. Brady
Vice Chairman, Chief Administrative Officer and Chief Financial Officer	Chief Information Officer

Andrew J. “Randy” Paine III
Head of Institutional Bank

Additional information on the compensation of our Named Executive Officers can be found in the 2021 Summary Compensation Table on page 44 of this proxy statement.

24

Compensation Discussion and Analysis

Compensation Philosophy

Our compensation philosophy is guided by the following three principles:

Our Principles	How They Are Applied

Pay decisions are based on Key’s performance, business unit performance, and individual performance—as assessed by our Chairman and Chief Executive Officer (our “CEO”) and the relevant committee of our Board (or, in the case of our CEO, by the Compensation Committee with input from the full Board);

We emphasize variable and performance-based compensation: 85% of the average target total pay opportunity for our Named Executive Officers (88% of our CEO’s total pay opportunity) is delivered as variable compensation and 70% of the average target total pay opportunity for our Named Executive Officers (including our CEO) is delivered as performance-based compensation.

We provide competitive pay opportunities to our employees: Our programs are designed to provide a competitive total compensation package in order to attract, reward, and retain top performers.

We deliver pay in a way that reinforces focus on balancing short- and long-term financial performance objectives; and

We require executive officers to defer a significant portion of their annual compensation and subject it to risk adjustment: While we manage to “total pay” opportunity (i.e., the sum of base salary and incentives) when making pay decisions, we require that a significant amount of each executive officer’s annual “total incentive” (the sum of the annual incentive paid and the value of long-term incentives granted in a particular year) be deferred over a multi-year period and subject to risk adjustment, as described in more detail below under “Balancing Risk and Reward” beginning on page 28 of this proxy statement.

We choose metrics for our incentive plans that encourage and reward consistent performance in both the short- and long-term: For example, we incentivize strong and sustainable earnings per share (“EPS”) growth by rewarding, among other things, one-year EPS performance through our annual incentive plan and three-year EPS performance through our long-term incentive program. Similarly, our annual incentive plan uses absolute Return on Tangible Common Equity (“ROTCE”) and our long-term incentive program uses relative ROTCE as a measure of performance, as we believe ROTCE provides strong alignment between short- and long-term shareholder value and employee compensation.

We support sustainable performance with policies that focus on prudent risk-taking and the balance between risk and reward.

We balance compensation risk and reward through a robust governance process overseen by the Compensation Committee: We design our compensation programs to appropriately balance risk and reward, and we regularly monitor these programs to determine whether they inadvertently create incentives that encourage risk-taking outside of our risk tolerances, as described below in more detail under “Balancing Risk and Reward” beginning on page 28 of this proxy statement.

We subject our compensation to adjustment based on actual risk and financial outcomes: Compensation paid under our programs is subject to a robust risk-adjustment policy based on actual risk outcomes and financial results, including possible clawback, as described below in more detail under “Balancing Risk and Reward.”

25

Compensation Discussion and Analysis

Compensation & Governance Best Practices

We support our compensation program with a number of best practices in governance and executive compensation, including those summarized in the following chart. In addition, the Compensation Committee regularly evaluates our compensation practices in light of feedback that may be provided by our shareholders or shareholder advisory firms.

What We Do:	What We Don’t Do:

✓  Impose Robust Stock Ownership Guidelines ranging from six times base salary for our CEO to three times base salary for our other executive officers. Executives are encouraged to meet share ownership guidelines within three years and are required to comply within five years.

✓  Subject Shares to Post-Vesting Holding Requirements, so that each of our executive officers must hold the net shares acquired upon vesting of equity awards until our share ownership guidelines are satisfied.

✓  Use Tally Sheets annually for our Named Executive Officers, allowing our Compensation Committee to review total pay for our Named Executive Officers.

✓  Review Share Utilization regularly, including overhang levels and run-rates, and maintain share utilization levels well within industry norms.

✓  Use an Independent Consultant Retained by the Compensation Committee to assist in developing and reviewing our executive compensation strategy and program to ensure that our compensation programs are consistent with market practice.

✓  Maintain Clawback and Forfeiture Policies as further described below under “Balancing Risk and Reward” beginning on page 28 of this proxy statement, which begin before grant and extend beyond payment.

×   No Employment Agreements for any executive officer, including any Named Executive Officer.

×   No Tax Gross-Ups on change of control payments or for perquisites, other than on relocation benefits provided to certain senior-level employees upon hire.

×   No “Single Trigger” Change of Control Agreements, meaning that, following a change of control, severance benefits are due, and equity awards that are assumed in a change of control transaction vest, only upon a qualifying termination of employment.

×   No Active SERPs, as our executive pension plans were frozen in 2009. No Named Executive Officer participates in an active supplemental defined benefit plan, although vesting service continues for those Named Executive Officers who participated in such a plan prior to 2009.

×   No Hedging or Pledging of KeyCorp Securities is permitted under our insider trading policy, which prohibits our employees, officers, and directors from engaging in hedging transactions involving our common shares and from pledging our common shares.

×    No “Timing” of Equity Grants is allowed under our equity approval policy. We do not grant equity awards in anticipation of the release of material, non-public information. Similarly, we do not time the release of material, non-public information based on equity grant dates.

×   No Repricing or back-dating of stock options.

Overview of 2021 Performance

In 2021, Key had a record year, delivering on our commitments with momentum across our franchise. 2021 continued to present a dynamic environment impacted by the pandemic and economic recovery. Our work in 2021 positioned Key for long-term success through strong, consistent growth, enabling us to help our clients, teammates, and communities thrive.

Delivering Business Results

The strength of our distinctive business model and relationship strategy, continued strong risk management practices, and significant momentum from recent investments – in teammates, in digital capabilities, and analytics – drove record financial results in 2021. Our growth was broad-based across our consumer and commercial businesses, as we added new client relationships and deepened our existing client relationships.

Highlights of our 2021 performance include:

•

Record revenue (+9% from 2020) and pre-provision net revenue (“PPNR”) growth (+10% from 2020) (for more information regarding the non-GAAP metric PPNR, please see “Definitions of Certain Financial Goals” on page 40)

•	Achieved positive operating leverage in 2021, which we have delivered for eight of the last nine years

•	Record net new consumer household growth

•	Record investment banking and debt placement fees with strength across all products and verticals (growth of 40%+ year over year)

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Compensation Discussion and Analysis

•	Significant and continued growth in our home lending business and Laurel Road with 2021 combined volume of $16 billion

•	Raised over $108 billion in capital for our commercial clients

Helping our Clients, Teammates, and Communities Thrive

•

Our commitment to the communities we serve is stronger than ever. In 2021, we achieved the aggregate financial commitments of our National Community Benefits Plan one year early. As a result, we proactively extended and expanded the Plan to $40 billion, with specific commitments to advance economic, social, and racial equity while furthering our commitment to mitigating the impacts of climate change.

•

We made targeted investments for growth including adding senior bankers (+10%), acquiring AQN Strategies, a leading consumer-focused analytics firm, acquiring XUP Payments, a business-to-business-focused, digital payments platform, and rolling out Laurel Road for Doctors.

•

We deliver competitive pay and total benefits that support our efforts to attract, retain, motivate, and develop the people we need to serve our customers and communities. Our compensation programs are described throughout this proxy statement, including our compensation philosophy on page 25. In addition, we provide a comprehensive set of programs, driven by data and personalized to the needs of our teammates, to encourage them to engage in and manage their own wellbeing. For example, we offer generous parental leave (newly extended to 10 weeks paid leave, in addition to medical leave for birth mothers), competitive company matching contributions to teammate 401(k) accounts, the opportunity to earn a company contribution to HSA accounts, and a fitness incentive.

•

We recognize that, as a result of the ongoing pandemic, our teammates’ expectations of us are evolving – and we continue to be responsive, including by offering flexible work arrangements (both hybrid and remote work opportunities), as well as providing additional paid time off and other resources for teammates to care for themselves or their dependents.

Alignment of Pay and Performance

The target total pay opportunity (as described in “Elements of Our Pay Program” on page 28 of this proxy statement) for each of our Named Executive Officers is established after considering a number of factors, including the level of pay for similar roles in our industry and among our peers, the executive’s tenure and experience, the complexity of the executive’s role, the executive’s performance, insights from consultants about market practices and trends, as well as regulatory guidance and feedback regarding our pay practices. The Compensation Committee reviews and approves the target total pay of each Named Executive Officer each year. Beginning with grants made in 2021, we enhanced our commitment to pay for performance by increasing the percentage of long-term incentive opportunity for each of our Named Executive Officers that is delivered in the form of performance shares from 50% to 60% and by granting stock option awards in the form of premium-priced stock options with an exercise price of 110% of the value of our common shares on the date of grant. For additional information on how we establish target pay for our Named Executive Officers, see the discussion under “How We Make Pay Decisions” beginning on page 38 of this proxy statement.

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Compensation Discussion and Analysis

Balancing Risk and Reward

Achieving a balance between risk and reward is a central focus of our compensation program and an important part of how we align pay and performance. We subject all incentives paid to our employees to a risk-adjustment process that begins before grant and extends beyond payment.

Elements of Our Pay Program

We manage to “total pay” opportunity, which we define as the sum of base salary and annual (short-term) and deferred (long-term) incentive targets, rather than make separate decisions on each element of pay.

•

The actual total pay for each Named Executive Officer for a given performance year is the sum of actual base salary for the performance year (i.e., salary paid for 2021), the annual incentive earned for the performance year (i.e., bonus paid in 2022 for 2021 performance year), and the long-term incentive granted in respect of the performance year (i.e., long-term incentive granted in 2022 with respect to the 2021 performance year).

•

We generally consider long-term incentives as part of the total pay opportunity for the prior year even though these awards are granted early in the following year, because the awards are granted based on an executive’s performance in the prior year (which differs from how they are reported in the Summary Compensation Table).

•

The average distribution of target 2021 total pay opportunity for our Named Executive Officers is shown in the chart below. Details about our short- and long-term incentive programs are provided below under “Annual Incentive Plan” and “2022 Long-Term Incentives” on page 30 of this proxy statement.

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Compensation Discussion and Analysis

Average Named Executive Officer (“NEO”) 2021 Target(1) Total Pay Opportunity Mix

(1)

The actual average pay of each of our NEOs may differ from the target total pay opportunity depending on a number of factors, including the performance of our annual incentive plan, which may cause the variable cash component of pay to be larger or smaller than the target amount, and whether an NEO receives long-term incentive compensation that is less than or greater than the target amount. For information about actual pay for our NEOs for the 2021 performance year, see “Actual Total Pay for 2021 Performance” on page 32 of this proxy statement.

*	Designates components of pay that are performance-based compensation, which is 70% of total pay for our NEOs (including our CEO).

Base Salary

Base salaries represent the sole fixed portion of our Named Executive Officers’ total pay opportunity. Base salaries are reviewed and approved by the Compensation Committee on a competitive basis each year based on salaries paid to comparable executives at peer companies, including those in our Peer Group, and considering internal equity. Base salary adjustments generally occur no more frequently than bi-annually. In 2021, none of our Named Executive Officers received a base salary increase. The 2020 and 2021 base salaries of our Named Executive Officers are reported in the “Salary” column of the 2021 Summary Compensation Table on page 44 of this proxy statement.

Incentive Programs

As illustrated in the chart above, approximately 85% of our Named Executive Officers’ total pay opportunity is delivered in the form of incentive pay, which includes both an annual cash and deferred component, subject to multi-year vesting. Both our Annual Incentive Plan and Long-Term Incentives are described below. The actual amount a Named Executive Officer may receive under our annual and long-term incentive programs generally is subject to continued employment during the applicable performance period or restriction period and/or the attainment of specified performance goals.

Key’s financial performance is an important factor in determining payouts under our Annual Incentive Plan and determining the final value of a grantee’s performance award. With respect to the 2021 Annual Incentive Plan and the performance awards granted in 2022, our Compensation Committee focused on selecting performance metrics that promote both short- and long-term growth, as well as creating and maintaining a link between pay and shareholder value. As a result, in addition to other performance measures, both the 2021 Annual Incentive Plan and the performance awards granted in 2022 incentivize EPS growth (over one year in the 2021 Annual Incentive Plan and over three years in the performance awards granted in 2022) and ROTCE (absolute ROTCE in the 2021 Annual Incentive Plan and relative ROTCE in the performance awards granted in 2022). When selecting the performance goals, the Compensation Committee balanced short-term performance (i.e., one-year EPS) with sustainable growth (i.e., three-year EPS). In addition, the Compensation Committee selected absolute ROTCE as a metric under our 2021 Annual Incentive Plan due to its strong correlation to our share price and ability to drive overall shareholder value, and relative ROTCE under performance awards granted in 2022 to focus on growing ROTCE relative to our peers.

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Compensation Discussion and Analysis

In addition, both the 2021 Annual Incentive Plan and the performance awards granted in 2022 are subject to additional metrics that do not overlap between the programs. The 2021 Annual Incentive Plan also takes into account our Cash Efficiency Ratio, our relative performance to that of our peers with respect to several financial metrics, and our achievement of operational excellence goals (which are described below under “Annual Incentive Plan – 2021 Performance Measures”). Finally, our performance awards are subject to a total shareholder return (“TSR”) modifier that does not apply to the 2021 Annual Incentive Plan.

Annual Incentive Plan

All executive officers, along with most employees who are not paid from a business unit-specific incentive plan, are eligible to receive discretionary cash incentives under our Annual Incentive Plan.

•

The funding of the overall bonus pool under our Annual Incentive Plan is based on the achievement of various financial and strategic goals compared to pre-established targets, as described below (see “2021 Performance Measures”). Annual Incentive Plan funding is capped at 150%, with 0% funding for our executive officers if a threshold level of performance is not achieved.

•

The actual annual incentive that may be paid to any individual Named Executive Officer with respect to a performance year is determined by the Compensation Committee after considering the approved funding level of the bonus pool, the executive’s experience and performance, market information, the occurrence of any adverse risk events, our deferral expectations, the range of pay decisions for the other executive officers and similarly situated executives, as well as any decision we made to direct an executive’s total pay opportunity towards other elements of pay (e.g., base salary and/or long-term incentives).

•

As a result, while the overall funding level of the Annual Incentive Plan serves to guide the amount of annual incentive an executive officer may receive, actual awards under the Annual Incentive Plan may and do vary from this funding level. Our practices generally do not allow an executive officer to receive more than 200% of his or her annual incentive target to be paid in cash.

2021 Performance Measures

In 2021, 60% of our Annual Incentive Plan pool funding was based on our performance on the following three equally-weighted metrics as compared to pre-established targets, as described below in “2021 Performance & Funding”:

•	Adjusted EPS (as defined in “Certain Financial Goals” on page 40 below)

•	Cash Efficiency Ratio (as defined in “Certain Financial Goals” on page 41 below)

•	Adjusted ROTCE (as defined in “Certain Financial Goals” on page 41 below).

The Compensation Committee selected Cash Efficiency Ratio to reflect our ongoing focus on growing revenue and managing expenses, Adjusted ROTCE due to its high correlation to shareholder value creation and to place greater emphasis on credit quality, and Adjusted EPS to reflect core profitability.

An additional 20% of our Annual Incentive Plan pool funding was based on our performance, relative to the performance of our Peer Group, on the following metrics: revenue growth, PPNR growth, and the ratio of Net Charge-Offs to Average Loans. We selected these measures (each as defined in “Certain Financial Goals” on pages 40 and 41 below) to evaluate our performance, relative to our peers, with respect to growth and management of risk.

The remaining 20% of our Annual Incentive Plan pool funding was based on achievement of “Operational Excellence” goals which in 2021, consistent with prior years, included our execution against specified strategic initiatives. In 2021, our Operational Excellence goals also included a number of workplace, workforce, and marketplace-focused goals related to diversity, equity, and inclusion. The Compensation Committee believes that linking a portion of executive pay to performance against these goals is an important way to foster Key’s commitment to diversity, equity, and inclusion.

2022 Long-Term Incentives

Our Named Executive Officers are eligible to receive long-term incentive awards that are granted annually based on prior year performance but anticipate future contributions through the use of a vesting schedule generally requiring the executive officer to remain employed for three to four years from the date of grant in order to realize the full value of the award (subject to acceleration of vesting in connection with retirements and certain other terminations of employment). For 2022, the Compensation Committee retained the design changes implemented in 2021, which increased the percentage of long-term incentive compensation delivered as “performance-based” compensation to our executive officers to 70% by (i) increasing the percentage of long-term incentive awards received as performance shares from 50% to 60% and (ii) granting premium-priced stock options with an exercise price of 110% of the value of our common shares on the grant date.

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Compensation Discussion and Analysis

2022 Long-Term Incentive Design

Vehicle	% of Total LTIC Value (1)	Vesting Period	Performance Features
Performance Awards	60%	3-year cliff vesting

•   Final payout can range between 0% to 150% of target based on our performance measured against the following goals:

1.  Adjusted Return on Tangible Common Equity vs. Peers

2.  Adjusted Cumulative Earnings Per Share

•   Performance score is subject to further adjustment by application of a modifier based on our relative TSR performance.

•   Value of final payout depends on the performance of our stock price.

Restricted Stock Units (“RSUs”)	30%	4-year annual ratable vesting

•   Value directly linked to our stock price.

•   Encourages strong levels of share ownership among our executives.

•   Provides a balance to the risk-taking incentive that may be associated with stock options or performance awards.

Premium-Priced Stock Options (2)	10%	4-year annual ratable vesting

•   Starting with grants made in 2021, stock options are granted with a 10% premium on the exercise price, requiring greater positive performance of our stock price prior to exercise than an ordinary stock option.

•   Ability to exercise requires our executive officers to create share price improvement and provide strong shareholder returns, which is driven by our financial performance.

•   Option expires 10 years from the date of grant.

•   Encourages preservation of long-term stock value.

•   Usage limited to no more than 10% of each Named Executive Officer’s annual long-term incentive opportunity since 2013.

(1)

By granting performance awards as 60% of long-term incentive awards and granting premium-priced stock options, the total percentage of long-term incentive compensation awarded as “performance-based” compensation is 70%.

(2)

Beginning with awards granted in 2021, stock options are granted with an exercise price equal to 110% of the closing price of a share of Key common stock on the date of grant. This design is intended to incentivize significant share price improvement over the 10-year term of the stock option.

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Compensation Discussion and Analysis

2022 Performance Awards

The cash-settled performance awards granted in 2022 provide our Named Executive Officers with the opportunity to receive between 0% and 150% of their “target” number of cash performance shares based on our level of achievement of the following performance goals during the three-year performance period beginning on January 1, 2022, and ending on December 31, 2024. Although the value of these cash performance awards is directly tied to share price, payout upon vesting will be in the form of cash.

2022-2024 Long-Term Incentive Plan

	Performance Required for Payout				Other Factors (Vesting Reduction Only)
Performance Goals	Weight	Min.	Target	Max.
Adjusted Return on Tangible Common Equity vs. Peers	50%	25% ile	50% ile	75% ile	• ERM Dashboard • Execution of Strategic Priorities • Other factors, as appropriate
Adjusted Cumulative Earnings Per Share	50%	75% of Plan*	100% of Plan*	125% of Plan*
*	”Plan” refers to Key’s overall financial plan.

TSR vs Peers Modifier:
Percentile Rank	Payout Adjustment
<25% ile	-15%
25% ile to 75% ile	No Adjustment
>75% ile	+15%

The Compensation Committee believes that each of the performance goals set forth above strongly correlates to long-term shareholder value creation. Consistent with the performance awards granted in 2020 and 2021, Adjusted Cumulative EPS and Adjusted ROTCE under our 2022 performance awards will be subject to adjustment to remove the impact of the change in loan and lease loss provision. This reduces volatility to EPS and ROTCE from the impact of the accounting standard known as current expected credit losses (“CECL”) and the build or release of provision that could otherwise have an outsized impact on ROTCE and EPS as performance metrics under the 2022 performance awards.

We introduced TSR as a modifier for performance awards beginning with grants made in 2020 and we continue to apply this modifier to our performance awards. TSR applied as a multiplier may increase or decrease the final payout otherwise calculated using Adjusted ROTCE vs. peers and Adjusted Cumulative EPS. We elected to include TSR as a modifier, instead of including it as an equally-weighted performance metric, and continue to do so in our 2022 performance awards, in order to preserve the important link between payout to our executives and shareholder value in a manner that is consistent with the practices of the members of our Peer Group who use TSR as a performance metric. Finally, the “other factors” included in the performance metrics above may result in a reduction to the vesting of cash performance shares if, in the Compensation Committee’s judgment, performance with regard to these “other factors” is insufficient.

The Compensation Committee believes that performance awards encourage our Named Executive Officers to make decisions and to deliver results over a multi-year time period, thereby keeping a focus on our long-term performance objectives. In addition, performance awards enable us to retain executive talent, because executives generally must remain employed through the end of the performance period to realize the full value of the award.

Total Pay of Our Named Executive Officers

The following information highlights the 2021 compensation actions approved by the Compensation Committee for our Named Executive Officers with respect to their performance in 2021, as well as the approved payout level of our 2019 awards of performance shares, which vested in 2022, based on our performance between 2019 and 2021.

Actual Total Pay for 2021 Performance

The following table shows the Compensation Committee’s 2021 total pay decisions for our Named Executive Officers. The amounts reported in the table differ substantially from those reported for 2021 in the Summary Compensation Table on page 44 of this proxy statement, which reflects long-term incentives granted during a year, rather than after year-end, even if awarded for services performed in that year. We generally consider long-term incentives granted during a given year to be part of the prior year’s total pay opportunity.

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Compensation Discussion and Analysis

After assessing each individual’s performance during 2021, the Compensation Committee approved the annual and long-term incentive awards for our Named Executive Officers described below.

	Actual Total Pay

Name	Base Salary($)	Actual 2021 Annual Incentive Award ($)(1)	Actual 2022 Long-Term Incentive Award ($)(1)	Total Actual Pay($)	Total Incentive Deferred (%)(2)
Christopher M. Gorman	1,000,000	3,300,000	7,200,000	11,500,000	69%
Donald R. Kimble	800,000	2,400,000	2,400,000	5,600,000	50%
Andrew J. “Randy” Paine III	600,000	2,200,000	2,500,000	5,300,000	53%
Angela G. Mago	600,000	1,900,000	1,900,000	4,400,000	50%
Amy G. Brady	700,000	1,450,000	1,500,000	3,650,000	51%

(1)

We require that at least 50% of the “total incentive”—that is, the sum of the 2021 annual incentive actually earned and the target value of 2022 long-term incentives—of each Named Executive Officer (60% for our CEO) be delivered in the form of deferred compensation, subject to a multi-year vesting schedule and risk-adjusted vesting. If the total incentive does not satisfy this requirement, a portion of the annual cash incentive actually earned by the Named Executive Officer is delivered as deferred compensation.

(2)

This column shows the actual percentage of each Named Executive Officer’s total incentive delivered as deferred incentive compensation, including any portion of the Named Executive Officer’s annual cash incentive required to be deferred.

When making pay decisions, the Compensation Committee considers a number of factors, including the funding level of our Annual Incentive Plan (as described below under “2021 Annual Incentive Plan Performance & Funding”), each executive officer’s individual performance, the relative pay levels for the other executive officers, and our deferral expectations, which require that at least 50% of the total incentives—the sum of annual and long-term incentives—of each Named Executive Officer (60% for our CEO) be deferred and subject to risk adjustment, including forfeiture and clawback.

2021 Annual Incentive Plan Performance & Funding

For the 2021 performance period, the Compensation Committee approved a 128% funding rate for our 2021 Annual Incentive Plan pool as applicable to our executive officers, including our Named Executive Officers, based on our performance against the financial and strategic goals in our Annual Incentive Plan as set forth in the table below.

KeyCorp 2021 Annual Incentive Plan

	Performance Required for Payout

Performance Goals* Funding%	Min. 50%	Middle 100%	Max. 150%	Actual Result	Funding Rate	Weight	Final Funding
Adjusted Earnings Per Share (EPS)	$1.38	$1.53	$1.69	$2.15	150%	20%	30%
Adjusted Return on Tangible Common Equity (ROTCE)	10.2%	11.3%	12.5%	15.5%	150%	20%	30%
Cash Efficiency Ratio	61.9%	60.2%	58.5%	59.8%	108%	20%	21.6%
Relative Progress to Peers	Bottom Quartile	Middle Quartile	Top Quartile	Middle Quartile	133%	20%	26.7%
Operational Excellence	Objective Assessment			Meets	100%	20%	20%
Compensation Committee Approved Funding							128.3%

*

Adjusted EPS, Cash Efficiency Ratio, and Adjusted ROTCE exclude notable items and any other major restructuring charges agreed to by the Compensation Committee. There were no notable items in 2021. Adjusted EPS and Adjusted ROTCE are also adjusted to remove the impact of the change in loan and lease loss provision and pension settlement charge, as further described below under the heading “Definitions of Certain Financial Goals.”

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Compensation Discussion and Analysis

The Compensation Committee determined that our overall performance relative to peers on the applicable performance measures was in the top and middle quartiles, as described below.

Relative Performance to Peers

Measure	Actual Result
Revenue Growth	Top Quartile
PPNR Growth	Top Quartile
Net Charge-Offs / Average Loans	Middle Quartile

Our performance against our operational excellence metrics for 2021 was strong. With respect to our diversity, equity and inclusion goals, we either exceeded or met expectations. These goals included specific action items related to increasing representation of women and People of Color in our workforce, focusing on leadership level representation, building and sustaining a culture of inclusivity and equity, and growing and supporting diverse markets and third-party partners. Across the overall portfolio of goals, we met our strategic initiative goals, which was challenging as we navigated a second year of the pandemic. Our 2021 strategic initiative goals were related to consumer and commercial primacy, growing our population of relationship bankers, focusing on our digital capabilities, and healthcare. Despite the headwinds faced by our Laurel Road business as the result of the student loan repayment holiday, our performance in 2021 was strong, including record full year consumer loan originations, record net new consumer household growth, increasing primacy with our commercial clients, and adding 10% more relationship bankers.

Based on the aggregate results, the Compensation Committee approved a funding rate for our 2021 Annual Incentive Plan pool of 128%, as applicable to our senior executives, including our Named Executive Officers. Our Named Executive Officers, other than our CEO, received Annual Incentive Awards ranging between 121% to 138% based on the Compensation Committee’s view of their performance in 2021, and reflecting our CEO’s assessment of each individual’s contribution to Key’s success. The Compensation Committee awarded our CEO an Annual Incentive Award equal to 150% of his target. The rationale for the pay decisions with respect to each of our Named Executive officers is provided immediately below under “2021 Pay Decisions for Named Executive Officers.”

2021 Pay Decisions for Named Executive Officers

The 2021 pay decisions for our Named Executive Officers were made after consideration of the following:

Mr. Gorman

When setting Mr. Gorman’s pay for 2021, the Compensation Committee considered the strength of Mr. Gorman’s leadership during the pandemic, allowing Key to deliver on its “dual mandate” of responding to the changing preferences of our clients, teammates, and communities while growing our business. In addition, in approving actual 2021 pay of $11,500,000, the Compensation Committee considered that in his second year as our CEO, Mr. Gorman oversaw:

•

The successful execution of Key’s relationship strategy in areas of targeted scale that resulted in record years for revenue and PPNR, as well as record net household growth and investment banking and debt placement fees;

•

Key’s focus on increasing our capabilities, from the launch of Laurel Road for Doctors (a national digital bank for doctors and healthcare professionals), to the acquisitions of AQN Strategies to expand our analytics capabilities and XUP Payments, Inc. to offer an improved onboarding and account opening process for commercial clients;

•

Investing in teammates and communities, including by increasing representation of persons of color and women in our leadership ranks, and an expansion of our National Community Benefits Plan to $40 billion beginning in 2022.

Mr. Kimble

Mr. Kimble’s actual pay for 2021 was $5,600,000. In making this determination, the Compensation Committee considered Mr. Kimble’s role in:

•

Supporting our record 2021 growth while maintaining expense discipline, as our adjusted Cash Efficiency Ratio was better than target despite top quartile revenue and PPNR growth compared to our Peer Group;

•

Overseeing our Human Resources and Legal functions, which were instrumental in the continued support of our teammates during a second year of the pandemic, and coordinating our response to stakeholders’ heightened expectations around Key’s ESG commitments;

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Compensation Discussion and Analysis

•	Coordinating a robust investor outreach program that included multiple industry conferences, including in Europe, as well as investor meetings and engagement with a majority of our top shareholders.

Mr. Paine

When establishing Mr. Paine’s total pay for 2021 at $5,300,000, the Compensation Committee considered that:

•

Mr. Paine oversees Key’s Institutional Bank, which includes KeyBanc Capital Markets – our investment bank which is divided into seven industry-focused verticals – which is a distinctive capability within our Peer Group and regional banks in general;

•	The Institutional Bank set a record for investment banking and debt placement fees, another strong year following 2020 which was also a record year for our investment banking arm;

•

Our Institutional Bank competes and wins business against significantly larger institutions and boutiques, and Mr. Paine successfully balanced growth while managing through industry-wide changes to pay practices and working conditions for junior staff.

Ms. Mago

Ms. Mago’s 2021 actual total pay was $4,400,000. Ms. Mago leads our combined commercial and middle market real estate businesses, consisting of our national Commercial Mortgage, Income Property and Loan Servicing groups, as well as our regional middle market. In determining Ms. Mago’s 2021 pay, the Compensation Committee considered:

•	Key is a national leader in both commercial mortgage and third-party servicing, which are distinctive businesses among our Peer Group, and which both contributed to our success in 2021;

•	Under her leadership, our commercial and middle market businesses delivered strong performance while aggressively investing in adding bankers;

•	Key continues to secure leading positions in growth sectors, such as affordable housing, while remaining focused on sound risk management practices.

Ms. Brady

Ms. Brady manages our Key Technology, Operations and Services group. In approving actual total pay of $3,650,000, the Compensation Committee considered:

•

Ms. Brady’s broad oversight includes support for our enterprise and line of business technology and security needs and accountability for our operational and loan servicing groups, including our call centers;

•

Part of Ms. Brady’s role included managing our response to the pandemic through our business resiliency and return to office groups. Through her efforts, we delivered strong results for our clients and supported our teammates through a second year of the pandemic;

•	Additionally, under Ms. Brady’s leadership, Key continues to make significant progress towards the digitization of our enterprise.

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Compensation Discussion and Analysis

Payout of 2019 Performance Awards

On February 18, 2019, each Named Executive Officer received an award of performance shares as part of his or her long-term incentive opportunity. The Named Executive Officers could earn between 0% and 150% of the performance shares granted based on the achievement of our 2019 long-term incentive plan, described below.

On February 14, 2022, the Compensation Committee approved a final performance level for our 2019 long-term incentive plan of 121.8%, as described below.

2019-2021 Long-Term Incentive Plan

		Performance Req’d for Payout

Performance Goals (1)	Weight	Min.	Target	Max.	Actual Result	Final Funding
Total Shareholder Return vs. Peer Group	25%	25% ile	50% ile	75% ile	64th% ile	31.8%
Return on Tangible Common Equity vs. Peer Group	25%	25% ile	50% ile	75% ile	64th% ile	31.8%
Cumulative Earnings Per Share	50%	$3.86	$5.14	$6.43	$5.56	58.2%
Calculated Performance						121.8%
Committee Approved Performance						121.8%

(1)	EPS and ROTCE actual results are based on continuing operations and exclude notable items, as described below under the heading “Definitions of Certain Financial Goals.”

Performance of our 2019 long-term incentive plan was driven by strong performance against both Total Shareholder Return vs. Peer Group and Return on Tangible Common Equity against the Peer Group, and also supported by above-target performance on our EPS goals. The EPS target excludes the impact of interest rates and, if rates change, a corresponding adjustment is made to the EPS target. During the performance period for the 2019 performance share awards, the EPS target was adjusted downward by $0.88 compared to the original target to reflect interest rate changes, as provided pursuant to the applicable award agreements.

Before approving this final performance level, the Compensation Committee considered our ERM Dashboard and our execution against strategic priorities and, based on this review, concluded that no reduction in calculated performance was warranted.

CEO Realized Pay

Our executive compensation program is designed so that a substantial portion of our CEO’s pay is delivered in the form of long-term incentives. The amount of pay our CEO actually may receive in a given year (Realized Pay, as defined below) reflects the impact of changes in our share price and/or the achievement of our long-term financial objectives (in the case of performance awards) on the value of his prior grants of stock-based compensation. As a result, we believe it is useful to compare our CEO’s Realized Pay to what is actually reported each year in the Summary Compensation Tables in our proxy statement (Adjusted SCT Pay, as defined below), which reflects the grant date fair value of long-term incentives. Realized Pay is one factor that the Compensation Committee evaluates when setting pay for our CEO each year.

Mr. Gorman’s pay, as reported in the Summary Compensation Table (“SCT”), reflects the accounting value of long-term incentives at the time of grant, and not the value actually received by Mr. Gorman from these grants. As a result, we believe that it is useful to compare Mr. Gorman’s Adjusted SCT Pay and Realized Pay for 2021. This comparison shows the differences between Adjusted SCT Pay and actual Realized Pay, as illustrated below:

2021 CEO Pay

Adjusted SCT Pay	Realized Pay
$8,599,986	$12,164,780

36

Compensation Discussion and Analysis

Mr. Gorman’s Realized Pay for 2021 consisted of the following elements. While Mr. Gorman’s Realized Pay exceeded his Adjusted SCT Pay by approximately $3.6 million for 2021, his Realized Pay included approximately $5.5 million attributable to stock options that Mr. Gorman elected to exercise during 2021.

2021 ($)
Base salary received	$1,000,000
Annual incentive payments	$3,300,000
Restricted stock units vesting	$1,294,184
Performance share vesting	$1,120,617
Stock option exercise	$5,449,979
Total	$12,164,780

The preceding information is not a substitute for the information required to be contained in the SCT but provides additional information with regard to our CEO’s pay. For purposes of this “CEO Realized Pay” section, we define:

•

“Adjusted SCT” Pay as the compensation reported in the SCT for the applicable year (i.e., 2021), adjusted by excluding “Changes in Pension Value and Nonqualified Deferred Compensation Earnings” and “All Other Compensation.” We excluded these items because they represent amounts that are not Realizable Pay or that will never become Realized Pay or which will not become Realized Pay until termination of employment or later, and do not have a realizable value. Note that the long-term incentive portion of Mr. Gorman’s Adjusted SCT Pay for 2021 reflects long-term incentives granted with respect to Mr. Gorman’s performance in 2020 as our President and Chief Operating Officer through April 30, 2020, and as our CEO as of May 1, 2020.

•

“Realized Pay” as the sum of (i) actual base salary and incentives paid for the applicable year plus (ii) the amount reported as income upon the vesting of performance awards or restricted stock units or the exercise of stock options, in each case occurring during the applicable year. Note that equity grants made to Mr. Gorman and included in his Realized Pay were awarded to Mr. Gorman prior to his becoming our CEO (including with respect to his service as our President and Chief Operating Officer).

Other Elements of Compensation

Perquisites

The perquisites currently made available to all Named Executive Officers include an annual executive physical, a tax and financial planning perquisite, with a set per participant cost to Key, and home security monitoring for a subset of executive officers. The executives who receive security monitoring were determined by Key’s Corporate Security team based on an assessment of the executive’s profile, the potential risks posed to the executive, and the risks to Key if a crime were to occur. In addition, we pay the annual premium on an individual disability insurance policy for Mr. Gorman that was put into place before he became an executive officer. In some cases, Mr. Gorman may travel in a Key vehicle driven by a trained security professional which may result in some amounts being reported as a perquisite in the Summary Compensation Table.

Retirement Programs

Our Named Executive Officers are eligible to participate in our qualified 401(k) Savings Plan on the same basis as all other eligible employees. The 401(k) Savings Plan provides for matching contributions up to 100% of the amount deferred, up to 6% of eligible pay and a discretionary profit sharing contribution on participants’ eligible compensation, each subject to applicable Internal Revenue Service (“IRS”) limitations. The Compensation Committee established the profit sharing contribution for 2021 at 1% of a participant’s eligible earnings.

Our Named Executive Officers also are eligible to participate in our non-qualified Second Deferred Savings Plan, which provides a select group of highly compensated individuals with the ability to defer compensation in excess of what is eligible to be deferred to the 401(k) Savings Plan. There are no mandatory company matching contributions under the Second Deferred Savings Plan, but Key has the ability to make discretionary company contributions to participant accounts under the Second Deferred Savings Plan. We eliminated company matching contributions to the Deferred Savings Plan (the predecessor to the Second Deferred Savings Plan) in 2019.

Beginning with performance awards granted in 2019, Named Executive Officers are also eligible to participate in our non-qualified Long-Term Incentive Deferral Plan, which provides select executives (including Named Executive Officers) the ability to defer receipt of a portion of their performance award beyond the original vesting date to a date not sooner than their termination date.

37

Compensation Discussion and Analysis

The matching and profit sharing contributions made to the 401(k) Savings Plan and any matching contributions made to the Deferred Savings Plan on behalf of the Named Executive Officers are included in the “All Other Compensation” column to the 2021 Summary Compensation Table on page 44 of this proxy statement.

Ms. Mago and Messrs. Gorman and Paine participated in our Consolidated Cash Balance Pension Plan and Second Excess Cash Balance Pension Plan, each of which we froze effective December 31, 2009. Additional information about our pension programs is included in the narrative to the 2021 Pension Benefits Table beginning on page 51 of this proxy statement.

Separation Pay

We maintain the KeyCorp Separation Pay Plan, which generally covers all of our employees, including our Named Executive Officers, and provides separation pay upon termination as a result of a reduction in staff. The amount of separation pay provided under the KeyCorp Separation Pay Plan may not exceed 52 weeks of separation pay, capped at an amount equal to two times the limit in effect under Section 401(a)(17) of the Internal Revenue Code for the year of separation (that cap was $580,000 in 2021). In addition, in the event of a termination of employment in connection with which we enter into a separation agreement with an executive officer (which we refer to as a “Termination Under Limited Circumstances”), our executive officers, including our Named Executive Officers, would be eligible to receive a similar separation pay benefit of up to 52 weeks of severance pay, and such other payments and benefits as may be negotiated at the time of separation and set out in the separation agreement. Our separation practices for executive officers are described in the Potential Payments Upon Termination or Change of Control table on pages 53 and 54 of this proxy statement.

Change of Control Agreements

Each Named Executive Officer has entered into a Change of Control Agreement with us. We use Change of Control Agreements to help attract and retain executive talent. The Compensation Committee and the Board of Directors each believes that it is in the best interests of shareholders to ensure that our Named Executive Officers are able to evaluate objectively the merits of a potential transaction without being distracted by its potential impact on their personal employment situations. The Compensation Committee believes that most companies in our Peer Group maintain similar change of control arrangements for their executive officers. Our Change of Control Agreements are described in the Potential Payments Upon Termination or Change of Control table on pages 53 and 54 of this proxy statement.

How We Make Pay Decisions

We seek to maintain a competitive level and mix of pay reflective of the market in which we compete for talent. We do this by reviewing the levels and types of compensation paid to executive officers in similar positions at companies in our Peer Group and the other companies with which we compete for talent.

Peer Group

In setting compensation for our Named Executive Officers, the Compensation Committee examines the compensation data of our peer companies provided by Compensation Advisory Partners (“CAP”), an independent executive compensation advisory firm, to better understand whether our pay practices remain appropriate when measured against the competitive landscape. While this market data is useful, the Compensation Committee does not rely only on this data for targeting compensation levels, but uses it as a basis for validating relative competitive pay for our Named Executive Officers. The Compensation Committee also considers market conditions, promotions, individual performance, survey data, and other relevant circumstances as it determines our Named Executive Officers’ compensation levels.

For 2021, the Compensation Committee decided to continue to use the same Peer Group as 2020. This Peer Group was identified based on a multi-dimensional review, focusing on regional bank peers and considering factors such as the regulatory environment and expectations, as well as relative asset size, revenue, and market capitalization. Although we consider the Peer Group listed below to generally be the best group of comparators for compensation purposes, differences in business model and focus areas for each member of the Peer Group may cause challenges in making comparisons among members of the Peer Group. For example, Key’s distinctive commercial and investment banking capabilities focused on middle-market clients often lead Key to compete with large universal banks and boutique investment firms, rather than the peers identified below. In addition, our commercial and investment banks often compete on a national scale, and leaders of those lines of business are aligned with higher relative pay expectations as a result of our need to attract and retain top talent in these areas.

38

Compensation Discussion and Analysis

The companies in our Peer Group maintain a strong brand and reputation and actively compete with us for executive talent. The companies in our 2021 Peer Group are listed below in alphabetical order.

•	Citizens Financial Group, Inc.

•	Comerica Incorporated

•	Fifth Third Bancorp

•	Huntington Bancshares Incorporated

•	M&T Bank Corporation
•	The PNC Financial Services Group, Inc.

•	Regions Financial Corporation

•	Truist Financial Corporation

•	U.S. Bancorp

•	Zions Bancorporation

As of December 31, 2021, the average asset size, full year revenue, and market capitalization of the Peer Group compared to our asset size, total revenue, and market capitalization is set forth in the table below:

Role of the Compensation Committee

The Compensation Committee sets the pay and evaluates the performance of our CEO, with input from the full Board, and reviews and approves the compensation of a select group of other executives, including the Named Executive Officers. The Compensation Committee, as part of its oversight of the management and organizational structure of Key, annually reviews KeyCorp’s management succession plan for the CEO and other senior executives and oversees leadership development and diversity and inclusion efforts.

Our CEO attends Compensation Committee meetings and provides information and input about the pay levels and performance of our Named Executive Officers, other than himself. The Compensation Committee regularly meets in executive session, during which no member of management is present, to discuss the recommendations and approve pay actions for our Named Executive Officers, including our CEO.

Compensation Consultant

The Compensation Committee has retained the services of CAP, an independent executive compensation advisory firm. At the Compensation Committee’s request, CAP provides it with information on current trends in compensation design and emerging compensation practices. CAP also provides the Compensation Committee with an annual review and analysis of the compensation programs of our Peer Group, which it updates during the latter half of the year to determine whether the compensation targets of our Named Executive Officers remain competitive. CAP reports directly to, and serves at the sole pleasure of, the Compensation Committee. CAP provided no services to us other than the executive compensation consulting services that were requested by the Compensation Committee.

As part of its annual evaluation of its advisors, the Compensation Committee solicited information from CAP regarding any actual or perceived conflicts of interest and to evaluate its independence. Based on the information received from CAP, the Compensation Committee believes that the work CAP performed in 2021 did not raise a conflict of interest and that CAP is independent.

Tally Sheets

The Compensation Committee reviews Tally Sheets annually for our Named Executive Officers, which include a review of the estimated value of severance payments, the accumulated value of vested and unvested equity awards, and retirement benefits. The Compensation Committee also reviews the levels and types of compensation provided to executive officers in

39

Compensation Discussion and Analysis

similar positions at companies in our Peer Group. This practice allows the Compensation Committee to evaluate the total compensation package provided to our Named Executive Officers and consider the impact of isolated adjustments or incremental changes to specific elements of compensation.

Stock Ownership Guidelines

We impose robust stock ownership guidelines, ranging from six times base salary for our CEO, with a minimum direct ownership requirement of 10,000 common shares, to three times base salary for our other executive officers, with a minimum direct ownership requirement of 5,000 common shares. As of February 28, 2022, all of our currently employed Named Executive Officers, including our current CEO, satisfied share ownership requirements. Executives are encouraged to meet our stock ownership guidelines within three years and are required to comply within five years.

In furtherance of these guidelines, we subject shares earned through our long-term incentive compensation program to post-vesting holding requirements, so that each Named Executive Officer must hold the net shares acquired upon vesting of equity awards until our stock ownership guidelines are satisfied. Further, our insider trading policy requires that our CEO notify the Chair of the Compensation Committee before he engages in any discretionary transactions involving our shares and does not permit the use of so-called “10b5-1” trading plans for our executive officers.

Consideration of Our Say-on-Pay Shareholder Vote

We continue to receive strong shareholder support for our Named Executive Officers’ compensation program, as reflected in the results of our annual “say-on-pay” proposals, which has received an average of 93% support over the past five years. We view the results of our say-on-pay votes as evidence that our executive compensation program provides pay for performance and appropriately aligns the interests of our Named Executive Officers with those of our shareholders.

Shareholder Outreach

Key maintains an active shareholder engagement program through which we periodically receive feedback from and have discussions with investors around our compensation philosophy and structure. These continuing conversations with our investors help us better understand matters of importance to our investors regarding our executive compensation program and help us to shape our pay-for-performance strategy. For more information, please see “Shareholder Engagement” on page 19 of this proxy statement.

Compensation Committee Independence, Interlocks and Insider Participation

The members of the Compensation Committee who served on such committee during 2021 are Alexander M. Cutler, Bruce D. Broussard, Barbara R. Snyder (Chair), Richard J. Tobin, and Todd J. Vasos, each of whom is or was an independent director under KeyCorp’s categorical independence standards, the general independence standards for directors established by the New York Stock Exchange, and the heightened independence standards required of Compensation Committee members by the New York Stock Exchange. No member of the Compensation Committee during 2021 is a current, or during 2021 was, a former officer or employee of KeyCorp or any of its subsidiaries or affiliates. During 2021, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related party transactions. In 2021, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on our Board or Compensation Committee.

Tax and Accounting Considerations

In structuring our executive compensation program, the Compensation Committee takes into account the tax and accounting treatment of our executive compensation arrangements; however, those considerations are not controlling factors in the design of our executive compensation program. For example, pursuant to Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”), compensation paid to any of our “covered employees” generally will not be deductible, to the extent that it exceeds $1,000,000 in the applicable taxable year. As has historically been the case, however, the Compensation Committee reserves the ability to pay compensation to our executives in appropriate circumstances, even if such compensation is not deductible under Section 162(m).

Definitions of Certain Financial Goals

As described previously in this Compensation Discussion and Analysis, we use a balanced mix of financial and strategic goals to measure performance under our Annual Incentive Plan and for purposes of determining the vesting of performance awards. The financial goals are defined as follows:

•

Adjusted EPS & Adjusted Cumulative EPS (non-GAAP measure): Income from continuing operations attributable to KeyCorp common shareholders, divided by weighted-average common shares and potential common shares outstanding, adjusted to remove the impact of the change in loan and lease loss provision and pension settlement charge.

40

Compensation Discussion and Analysis

•

Adjusted Return on Tangible Common Equity (non-GAAP measure): Income from continuing operations attributable to Key common shareholders (GAAP) divided by average KeyCorp shareholders’ equity, less average intangible assets, adjusted for average purchased credit card relationships, less average preferred stock, adjusted to remove the impact of the change in loan and lease loss provision and pension settlement charge.

•

Cash Efficiency Ratio (non-GAAP measure): Noninterest expense (GAAP) less intangible asset amortization divided by net interest income (GAAP) plus taxable-equivalent adjustment (non-GAAP) plus noninterest income (GAAP).

•	EPS: Income from continuing operations attributable to KeyCorp common shareholders, divided by weighted-average common shares and potential common shares outstanding.

•	PPNR (non-GAAP measure): Net interest income (GAAP) plus taxable-equivalent adjustment (non-GAAP) plus noninterest income (GAAP) less noninterest expense (GAAP), all from continuing operations.

•

Return on Tangible Common Equity (non-GAAP measure): Income from continuing operations attributable to Key common shareholders (GAAP) divided by average KeyCorp shareholders’ equity, less average intangible assets, less average purchased credit card relationships, less average preferred stock, and subject to additional adjustments as applicable and as described above.

•	Net Charge-Offs: Total loans charged off less total loan recoveries, all from continuing operations.

•	Tangible Common Equity (non-GAAP measure): KeyCorp shareholders’ equity (GAAP) less intangible assets, less purchased credit card relationships, less preferred stock.

•

Total Shareholder Return: Based on average closing share price over the last 20 trading days in the base year (i.e., for performance shares awarded in 2021, the last 20 trading days of 2020) versus average closing share price in the last 20 days in year three, plus investment of dividends paid during the measurement period.

Cash Efficiency Ratio, EPS, PPNR, and Return on Tangible Common Equity also exclude notable items and other major restructuring charges. There were no notable items in 2021. A reconciliation of GAAP to non-GAAP financial measures can be found on pages 14 and 15 of our Fourth Quarter 2021 Earnings Release attached as Exhibit 99.1 to Form 8-K filed on January 20, 2022, as well as below in “Additional GAAP to Non-GAAP Reconciliations.”

In its judgment, the Compensation Committee may adjust the performance goals for certain extraordinary items identified by the Compensation Committee to reflect changes in accounting, the regulatory environment, strategic corporate transactions, and other unusual or unplanned events.

Additional GAAP to Non-GAAP Reconciliations

Year ended December 31,
Dollars in millions		2021
Adjusted average tangible common equity
Average Key shareholders’ equity (GAAP)		$17,665
Less:	Intangible assets (average) (c)	2,829
	Preferred Stock (average)	1,900
	Average tangible common equity	12,936
Add:	OCI adjustment at Plan levels	366
	Adjusted average tangible common equity (non-GAAP)	$13,302
Adjusted income (loss) from continuing operations attribuatble to Key common shareholders
Income (loss) from continuing operations attributable to Key common shareholders (GAAP)		$2,506
Less:	Impact of change in loan and lease loss provision (after-tax)	457
Less:	Impact of pension settlement (after-tax)	(7)
	Adjusted Income (loss) from continuing operations attributable to Key common shareholders (non-GAAP)	$2,056

41

Compensation Discussion and Analysis

Year ended December 31,
Dollars in millions		2021
Adjusted Return on average tangible common equity from continuing operations
Adjusted Income (loss) from continuing operations attributable to Key common shareholders (non-GAAP)		$2,056
Adjusted average tangible common equity (non-GAAP)		$13,302
Adjusted Return on average tangible common equity from continuing operations (non-GAAP)		15.5%
Adjusted earnings per share from continuing operations attributable to Key common shareholders - assuming dilution
Per Common Share - Income (loss) from continuing operations attributable to Key common shareholders assuming dilution		$2.62
Less:	Net impact of change in loan and lease loss provision and pension settlement.	0.47
Adjusted Per Common Share - Income (loss) from continuing operations attributable to Key common shareholders assuming dilution		$2.15

42

Compensation and Organization Committee Report

Compensation and Organization Committee Report

The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis set forth beginning on page 24 of this proxy statement and, based on this review and discussion, has recommended to the KeyCorp Board of Directors the inclusion of the Compensation Discussion and Analysis in this proxy statement.

Compensation and Organization Committee of the KeyCorp Board of Directors

Barbara R. Snyder (Chair)

Alexander M. Cutler

Richard J. Tobin

Todd J. Vasos

43

Compensation of Executive Officers and Directors

Compensation of Executive Officers and Directors

2021 Summary Compensation Table

The following table sets forth the compensation paid to, awarded to, or earned by the Named Executive Officers with respect to the years ended December 31, 2021, 2020, and 2019, to the extent applicable. Ms. Mago was not a Named Executive Officer in 2019. Therefore, her compensation for that year is not included in the Summary Compensation Table below.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($) (See chart below)(5)	Total ($)

Christopher M. Gorman Chairman and CEO	2021	1,000,000	—	3,869,989	429,997	3,300,000	15,862	37,636	8,653,484
	2020	927,692	—	2,879,987	320,000	1,710,000	25,425	27,551	5,890,655
	2019	776,923	—	2,519,987	279,999	1,360,000	27,398	19,600	4,983,907

Donald R. Kimble CFO, CAO and Vice Chair	2021	800,000	—	2,569,968	229,999	2,400,000	—	20,300	6,020,267
	2020	800,000	—	2,479,965	219,999	1,900,000	—	19,500	5,419,914
	2019	776,923	—	2,119,971	179,997	1,200,000	—	32,800	4,309,691

Andrew J. “Randy” Paine III Head of Institutional Bank	2021	600,000	—	2,159,963	239,997	2,200,000	12,186	20,300	5,232,446
	2020	600,000	—	2,069,978	229,998	1,450,000	19,533	19,950	4,389,459
	2019	576,923	—	1,799,975	199,998	1,280,000	21,048	32,800	3,910,744

Angela G. Mago Head of Commercial Bank	2021	600,000	—	1,349,985	149,998	1,900,000	8,232	20,300	4,028,515
	2020	600,000	—	1,439,975	160,000	1,150,000	13,195	19,950	3,383,120
	2019

Amy G. Brady Chief Information Officer	2021	700,000	—	1,349,985	149,998	1,450,000	—	20,300	3,670,283
	2020	700,000	—	2,259,967	139,999	1,075,000	—	22,171	4,197,137
	2019	688,462	—	1,259,984	139,998	880,000	—	32,800	3,001,244

(1)

Amounts reported as “Stock Awards” reflect the grant date fair value of stock awards calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (FASB ASC Topic 718). See Note 17 to the Consolidated Financial Statements contained in our 2021 Annual Report for an explanation of the assumptions made in valuing these awards.

On February 15, 2021, Mss. Brady and Mago and Messrs. Gorman and Paine received stock awards consisting of a target number of cash performance shares and restricted stock units representing 60% and 30%, respectively, of each executive’s long-term incentive opportunity for the 2021 annual grant cycle. On February 15, 2021, Mr. Kimble received stock awards consisting of a target number of performance shares (two-thirds cash-settled, one-third stock-settled) and restricted stock units representing 67% and 25%, respectively, of his long-term incentive award opportunity for the 2021 annual grant cycle. The target number of cash or stock performance shares and restricted stock units awarded to each Named Executive Officer was determined by dividing the dollar amount of the Named Executive Officer’s cash or stock performance share and restricted stock unit awards by the grant date closing price of our common shares (rounded down to the nearest whole share). February 15, 2021 was not a trading day and our equity compensation plan requires that in that circumstance, the closing price of our common shares on the most recent trading day—in this case February 12, 2021—be used as the grant date closing price. On February 12, 2021, the closing price of our common shares was $19.07.

If our performance during the measurement period resulted in the maximum number of 2021 cash performance shares vesting, our executives would be entitled to a maximum award with a grant date fair value of the maximum award set forth in the following table. The stock-settled performance shares granted to Mr. Kimble in 2021 do not have maximum or threshold payout levels and will be earned in full at the target level if the applicable performance objective is met or exceeded.

44

Compensation of Executive Officers and Directors

Named Executive Officer	Grant Date Fair Value of Performance Shares at Maximum Award ($)
Christopher M. Gorman	$3,869,999
Donald R. Kimble	$2,069,972
Andrew J. “Randy” Paine III	$2,159,963
Angela G. Mago	$1,349,985
Amy G. Brady	$1,349,985

Additional information about the stock awards granted to our Named Executive Officers in 2021 can be found in the 2021 Grants of Plan-Based Awards Table on page 46 of this proxy statement.

(2)

Amounts reported in the “Option Awards” column reflect the aggregate grant date fair value of options calculated in accordance with FASB ASC Topic 718. On February 15, 2021, each Named Executive Officer received a long-term incentive award consisting, in part, of an award of nonqualified stock options. The exercise price per share of each option award granted on that date is 110% of the closing price of our common shares on February 12, 2021, the most recent trading day prior to the date of grant. See Note 17 to the Consolidated Financial Statements contained in our 2021 Annual Report for an explanation of the assumptions made in valuing stock options granted to our Named Executive Officers in 2021.

(3)	Amounts reported as “Non-Equity Incentive Plan Compensation” reflect annual incentives earned by each Named Executive Officer for the applicable year.

(4)

Amounts reported in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the interest credits allocated to Ms. Mago and Messrs. Gorman and Paine under the frozen Consolidated Cash Balance Pension Plan and Second Excess Cash Balance Pension Plan. We froze our pension benefits for all employees, including the Named Executive Officers, effective December 31, 2009, as described in the narrative to the 2021 Pension Benefits Table beginning on page 51 of this proxy statement. No above market or preferential earnings were paid to any Named Executive Officer on nonqualified deferred compensation.

(5)	The following table sets forth detail about the amounts reported in the “All Other Compensation” column.

Name	Executive Physical ($)(a)	Executive Security ($)(b)	Transportation ($)(c)	Insurance Policy ($)(d)	Matching Contribution ($)(e)	Profit Sharing ($)(f)	Total ($)
Christopher M. Gorman	2,441	4,389	10,301	205	17,400	2,900	37,636
Donald R. Kimble	—	—	—	—	17,400	2,900	20,300
Andrew J. “Randy” Paine III	—	—	—	—	17,400	2,900	20,300
Angela G. Mago	—	—	—	—	17,400	2,900	20,300
Amy G. Brady	—	—	—	—	17,400	2,900	20,300

(a)	The maximum benefit utilized by any Named Executive Officer was $2,441. For privacy reasons, this amount is shown for Mr. Gorman, regardless of actual usage.

(b)

Based on the recommendations of an independent security study, the Compensation Committee approved a comprehensive security program for Mr. Gorman and select executives. Under this program, we pay for certain security upgrades and ongoing monitoring.

(c)

The Compensation Committee has authorized, and in some instances required, Mr. Gorman to use a secure automobile and professionally-trained driver for business travel. Mr. Gorman does not use the car or driver for personal travel; however, some use of the car and driver occurring adjacent to business use is being reported as a perquisite.

(d)	The amount in this column reflects the premium cost of a disability insurance policy for Mr. Gorman.

(e)	The amounts in this column consist of Company contributions to the qualified 401(k) Savings Plan. For more information about this plan, see page 37 of this proxy statement.

(f)

Employees participating in our 401(k) Savings Plan may receive a discretionary profit-sharing contribution equal to a percentage of their plan-eligible compensation. The contribution percentage is determined annually by the Compensation Committee. For 2021, the profit-sharing contribution to this plan was 1.0%. For more information about this plan, see page 37 of this proxy statement.

45

Compensation of Executive Officers and Directors

2021 Grants of Plan-Based Awards Table

	Grant Date	Estimated Possible Payouts Under Non- Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards (# of Shares or Units)(3)	All Other Option Awards (# of Shares Underlying Options)(4)	Exercise or Base Price of Option Awards ($/Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name		Threshold	Target	Maximum	Threshold	Target	Maximum

Christopher M. Gorman		1,100,000	2,200,000	4,400,000	—	—	—	—	—	—	—

	2/15/21	—	—	—	67,646	135,291	202,937	—	—	—	2,579,999

	2/15/21	—	—	—	—	—	—	—	127,218	20.98	429,997

	2/15/21	—	—	—	—	—	—	67,645	—	—	1,289,990

Donald R. Kimble		950,000	1,900,000	3,800,000	—	—	—	—	—	—	—

	2/15/21	—	—	—	36,182	72,364	108,546	—	—	—	1,379,981

	2/15/21	—	—	—	—	26,219	—	—	—	—	499,996

	2/15/21	—	—	—	—	—	—	—	68,047	20.98	229,999

	2/15/21							36,182			689,991

Andrew J. “Randy” Paine III		800,000	1,600,000	3,200,000	—	—	—	—	—	—	—

	2/15/21	—	—	—	37,775	75,510	113,265	—	—	—	1,439,975

	2/15/21	—	—	—	—	—	—	—	71,005	20.98	239,997

	2/15/21	—	—	—	—	—	—	37,755	—	—	719,988

Angela G. Mago		750,000	1,500,000	3,000,000	—	—	—	—	—	—	—

	2/15/21	—	—	—	23,597	47,194	70,791	—	—	—	899,990

	2/15/21	—	—	—	—	—	—	—	44,378	20.98	149,998

	2/15/21	—	—	—	—	—	—	23,597	—	—	449,995

Amy G. Brady		600,000	1,200,000	2,400,000	—	—	—	—	—	—	—

	2/15/21	—	—	—	23,597	47,194	70,791	—	—	—	899,990

	2/15/21	—	—	—	—	—	—	—	44,378	20.98	149,998

	2/15/21	—	—	—	—	—	—	23,597	—	—	449,995

(1)

Amounts reported as “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” reflect the individual annual incentive opportunity each of the Named Executive Officers could receive at threshold (50% of target), at target, and at maximum (200% of target) performance for the one-year performance period ended December 31, 2021. The maximum individual opportunity that any Named Executive Officer can earn is different than the maximum funding level of our Annual Incentive Plan described in the Compensation Discussion and Analysis section of this proxy statement. Actual annual incentive payments are reflected in “Non-Equity Incentive Plan Compensation” column of the 2021 Summary Compensation Table on page 44 of this proxy statement.

(2)

Amounts reported in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column reflect the threshold (50% of target), target, and maximum (150% of target) long-term incentive awards in the form of cash performance shares that each Named Executive Officer could earn for the three-year performance period beginning on January 1, 2021, and ending December 31, 2023. Our performance share awards are discussed in the Compensation Discussion and Analysis section of this proxy statement. The dollar value awarded to each of the Named Executive Officers as cash performance shares was converted into a book entry target number of phantom shares that track our stock price and pay out in the form of cash. The price at which the cash performance shares were converted into phantom shares was based on the $19.07 closing price of our common shares on February 12, 2021, the most recent trading day prior to the grant date. Please see footnote 1 to the 2021 Summary Compensation Table for a discussion of how we arrive at the grant date fair value. As previously disclosed, Mr. Kimble’s performance award will be earned if the ratio of average PPNR to average assets (from continuing operations) for the 2021-2023 performance period is at least 75% of the same ratio for the preceding three-year period. For Mr. Kimble, this column also reflects his grant of stock-settled performance shares on February 15, 2021, which cliff vest on February 17, 2024, subject to our performance against a performance condition. Mr. Kimble’s stock-settled performance shares do not have maximum or threshold payout levels and will be earned in full at the target level if the applicable performance objective is met or exceeded. All performance shares earn dividend equivalents on the target number of shares, which are reinvested and subject to the same terms and restrictions otherwise applicable to the underlying performance shares.

(3)

Amounts reported in the “All Other Stock Awards” column are the number of restricted stock units granted to each of the Named Executive Officers during 2021. The restricted stock units granted on February 15, 2021, generally vest in four equal annual installments following the grant date.

(4)

Amounts reported in the “All Other Option Awards” column are the number of KeyCorp common shares underlying the stock options granted to each of the Named Executive Officers on February 15, 2021. Stock options granted in 2021 vest in four equal annual installments following the grant date.

(5)

We set the exercise price of all stock options using 110% of the $19.07 closing price of our common shares on February 12, 2021, the most recent trading day prior to the grant date. Please see footnote 2 to the 2021 Summary Compensation Table for a discussion of how we arrive at the grant date fair value. The Compensation Committee does not reprice options. We have not and will not back-date options, nor do we provide loans to employees in order to exercise options.

(6)

Amounts reported in the “Grant Date Fair Value of Stock and Options Awards” column represent the aggregate grant date fair value of equity awards granted during the respective year. The accounting assumptions used in calculating the grant date fair value for the equity awards are described in Note 17 to the Consolidated Financial Statements contained in our 2021 Annual Report.

46

Compensation of Executive Officers and Directors

The impact of terminations and a change of control on the awards reported in the Grants of Plan-Based Awards Table is shown in more detail in the Potential Payments Upon Termination or Change of Control table on pages 53 and 54 of this proxy statement.

2021 Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information for each Named Executive Officer with respect to (i) each stock option that had not been exercised and remained outstanding as of December 31, 2021, (ii) each award of restricted stock units that had not vested and remained outstanding as of December 31, 2021, and (iii) each award of performance shares or cash performance shares that had not vested and remained outstanding as of December 31, 2021.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Christopher M. Gorman	3/1/2013	53,521	—	9.33	3/1/2023	—	—	—	—

	2/17/2014	38,022	—	12.92	2/17/2024	—	—	—	—

	2/16/2015	57,736	—	14.11	2/16/2025	—	—	—	—

	2/15/2016	112,149	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	52,173	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	38,086	12,695	21.02	2/19/2028	—	—	—	—

	2/18/2019	45,603	45,602	17.51	2/18/2029

	2/24/2020	27,027	81,081	18.98	2/24/2030

	2/15/2021	—	127,218	20.98	2/15/2031

	Aggregate non- option awards	—	—	—	—	286,814	6,634,008	348,280	8,055,716

Donald R. Kimble	2/17/2014	22,813	—	12.92	2/17/2024	—	—	—	—

	2/16/2015	30,023	—	14.11	2/16/2025	—	—	—	—

	2/15/2016	70,093	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	32,608	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	22,705	7,568	21.02	2/19/2028	—	—	—	—

	2/18/2019	29,316	29,315	17.51	2/18/2029	—	—	—	—

	2/24/2020	18,581	55,743	18.98	2/24/2030	—	—	—	—

	2/15/2021	—	68,047	20.98	2/15/2031

	Aggregate non- option awards	—	—	—	—	211,060	4,881,818	263,318	6,090,545

Andrew J. “Randy” Paine III	2/17/2014	13,307	—	12.92	2/17/2024	—	—	—	—

	2/16/2015	21,362	—	14.11	2/16/2025	—	—	—	—

	2/15/2016	89,953	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	39,130	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	27,832	9,277	21.02	2/19/2028	—	—	—	—

	2/18/2019	32,574	32,572	17.51	2/18/2029	—	—	—	—

	2/24/2020	19,426	58,276	18.98	2/24/2030	—	—	—	—

	2/15/2021	—	71,005	20.98	2/15/2031	—	—	—	—

	Aggregate non- option awards	—	—	—	—	194,419	4,496,911	216,586	5,009,634

47

Compensation of Executive Officers and Directors

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Angela G. Mago	3/1/2013	5,352	—	9.33	3/1/2023	—	—	—	—

	2/17/2014	3,612	—	12.92	2/17/2024	—	—	—	—

	2/16/2015	15,011	—	14.11	2/16/2025	—	—	—	—

	2/15/2016	62,850	—	10.49	2/15/2026	—	—	—	—

	2/20/2017	22,826	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	16,845	5,615	21.02	2/19/2028	—	—	—	—

	2/18/2019	22,394	22,394	17.51	2/18/2029	—	—	—	—

	2/24/2020	13,514	40,540	18.98	2/24/2030

	2/15/2021	—	44,378	20.98	2/15/2031

	Aggregate non- option awards	—	—	—	—	130,671	3,022,420	142,386	3,293,388

Amy G. Brady	2/16/2015	13,856	—	14.11	2/16/2025	—	—	—	—

	2/20/2017	14,130	—	18.96	2/20/2027	—	—	—	—

	2/19/2018	14,649	4,882	21.02	2/19/2028	—	—	—	—

	2/18/2019	22,802	22,800	17.51	2/18/2029	—	—	—	—

	2/24/2020	11,825	35,472	18.98	2/24/2030	—	—	—	—

	2/15/2021	—	44,378	20.98	2/15/2031	—	—	—	—

	Aggregate non- option awards	—	—	—	—	185,287	4,285,688	133,746	3,093,545

(1)	This column shows the number of common shares underlying outstanding stock options that have vested as of December 31, 2021.

(2)

This column shows the number of common shares underlying outstanding stock options that have not vested as of December 31, 2021. The remaining vesting dates are shown in the following table. All options described below vest in four equal annual installments from the grant date.

Name	Grant Date	Options Outstanding	Remaining Vesting Dates

Christopher M. Gorman	2/19/2018	12,695	2/17/2022

	2/18/2019	45,602	2/17/2022, 2/17/2023

	2/24/2020	81,081	2/24/2022, 2/24/2023, 2/24/2024

	2/15/2021	127,218	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

Donald R. Kimble	2/19/2018	7,568	2/17/2022

	2/18/2019	29,315	2/17/2022, 2/17/2023

	2/24/2020	55,743	2/24/2022, 2/24/2023, 2/24/2024

	2/15/2021	68,047	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

Andrew J. “Randy” Paine III	2/19/2018	9,277	2/17/2022

	2/18/2019	32,572	2/17/2022, 2/17/2023

	2/24/2020	58,276	2/24/2022, 2/24/2023, 2/24/2024

	2/15/2021	71,005	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

Angela G. Mago	2/19/2018	5,615	2/17/2022

	2/18/2019	22,394	2/17/2022, 2/17/2023

	2/24/2020	40,540	2/24/2022, 2/24/2023, 2/24/2024

	2/15/2021	44,378	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

Amy G. Brady	2/19/2018	4,882	2/17/2022

	2/18/2019	22,800	2/17/2022, 2/17/2023

	2/24/2020	35,472	2/24/2022, 2/24/2023, 2/24/2024

	2/15/2021	44,378	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

(3)	This column shows the exercise price for each stock option reported in the table, which was at least 100% of the fair market value of our common shares on the grant date.

48

Compensation of Executive Officers and Directors

(4)

This column shows the aggregate number of restricted stock units outstanding as of December 31, 2021, and the number of 2019 performance shares or cash performance shares earned based on performance of 121.8% through December 31, 2021, that remain outstanding as of that date. The remaining vesting dates are shown in the following table. All awards described below vest in four equal annual installments from the grant date, unless otherwise noted under “Vesting Schedules.”

Name	Grant Date	Shares or Units Outstanding	Remaining Vesting Dates	Vesting Schedules

Christopher M. Gorman	2/19/2018	14,492	2/17/2022

	2/18/2019	110,670	2/17/2022	Performance shares vest in full on 2/17/2022.

	2/18/2019	36,344	2/17/2022, 2/17/2023

	2/24/2020	55,289	2/24/2022, 2/24/2023, 2/24/2024

	2/15/2021	70,019	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

Donald R. Kimble	2/19/2018	8,639	2/17/2022

	2/18/2019	71,143	2/17/2022	Performance shares vest in full on 2/17/2022.

	2/18/2019	32,451	3/1/2022	100% vests on 3/1/2022, subject to performance.

	2/18/2019	23,364	2/17/2022, 2/17/2023

	2/24/2020	38,011	2/24/2022, 2/24/2023, 2/24/2024

	2/15/2021	37,452	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

Andrew J. “Randy” Paine III	2/19/2018	10,591	2/17/2022

	2/18/2019	79,048	2/17/2022	Performance shares vest in full on 2/17/2022.

	2/18/2019	25,961	2/17/2022, 2/17/2023

	2/24/2020	39,739	2/24/2022, 2/24/2023, 2/24/2024

	2/15/2021	39,080	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

Angela G. Mago	2/19/2018	6,409	2/17/2022

	2/18/2019	54,347	2/17/2022	Performance shares vest in full on 2/17/2022.

	2/18/2019	17,846	2/17/2022, 2/17/2023

	2/24/2020	27,644	2/24/2022, 2/24/2023, 2/24/2024

	2/15/2021	24,425	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

Amy G. Brady	2/19/2018	5,574	2/17/2022

	2/18/2019	55,335	2/17/2022	Performance shares vest in full on 2/17/2022.

	2/18/2019	18,171	2/17/2022, 2/17/2023

	2/24/2020	24,189	2/24/2022, 2/24/2023, 2/24/2024

	2/24/2020	57,593	2/24/2023	100% vests 3 years from the grant date.

	2/15/2021	24,425	2/17/2022, 2/17/2023, 2/17/2024, 2/17/2025

(5)

This column shows the aggregate number of performance shares granted to the NEOs in 2020 and 2021 that were outstanding as of December 31, 2021, with the cash performance shares for both 2020 and 2021 shown at the maximum value of 150% for based on performance as of December 31, 2021, and the stock-settled performance shares granted to Mr. Kimble in 2020 and 2021 shown at target. The vesting dates for each award of performance shares (including reinvested dividends) are shown in the following table. All awards described below vest in full after three years from the grant date, unless otherwise noted.

Name	Grant Date	Shares or Units Outstanding	Remaining Vesting Dates
Christopher M. Gorman	2/24/2020	138,223	2/17/2023
	2/15/2021	210,057	2/17/2024
Donald R. Kimble	2/24/2020	95,028	2/17/2023
	2/15/2021	112,355	2/17/2024
	2/24/2020	28,796	2/17/2023
	2/15/2021	27,139	2/17/2024
Andrew J. “Randy” Paine III	2/24/2020	99,347	2/17/2023
	2/15/2021	117,239	2/17/2024
Angela G. Mago	2/24/2020	69,111	2/17/2023
	2/15/2021	73,275	2/17/2024
Amy G. Brady	2/24/2020	60,471	2/17/2023
	2/15/2021	73,275	2/17/2024

49

Compensation of Executive Officers and Directors

2021 Option Exercises and Stock Vested Table

The following table provides information regarding the exercise of stock options and the vesting of restricted stock units during the year ended December 31, 2021, for the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Award Vesting Date	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Christopher M. Gorman	383,657	5,449,979	2/17/2021(2)	14,622	288,343

	—	—	2/17/2021(3)	14,001	276,101

	—	—	2/17/2021(4)	17,557	346,215

	—	—	2/24/2021(5)	17,805	383,525

	—	—	2/17/2021(6)	61,674	1,120,617

				125,659	2,414,801

Donald R. Kimble	—	—	2/17/2021(2)	9,138	180,209

	—	—	2/17/2021(3)	8,347	164,603

	—	—	2/17/2021(4)	11,286	222,568

	—	—	2/24/2021(5)	12,241	263,668

	—	—	2/17/2021(6)	36,767	668,056

				77,779	1,499,104

Andrew J. “Randy” Paine III	52,595	685,775	2/17/2021(2)	10,966	216,246

	—	—	2/17/2021(3)	10,232	201,769

	—	—	2/17/2021(4)	12,540	247,294

	—	—	2/24/2021(5)	12,797	275,656

	—	—	2/17/2021(6)	45,070	818,922

				91,605	1,759,887

Angela G. Mago	19,666	256,269	2/17/2021(2)	6,396	126,130

	—	—	2/17/2021(3)	6,193	122,124

	—	—	2/17/2021(4)	8,622	170,022

	—	—	2/24/2021(5)	8,903	191,762

	—	—	2/17/2021(6)	27,278	495,641

				57,392	1,105,679

Amy G. Brady	54,913	742,341	2/17/2021(2)	3,960	78,088

	—	—	2/17/2021(3)	5,385	106,186

	—	—	2/17/2021(4)	8,778	173,097

	—	—	2/24/2021(5)	7,790	167,786

	—	—	2/17/2021(6)	23,720	430,992

	—	—	2/17/2021(7)	189	3,736

				49,822	959,885

(1)

The value realized on exercise of an option award equals the number of shares for which the option was exercised multiplied by the excess of the closing market price of our common stock on the exercise date over the exercise price per share.

(2)	Mss. Brady and Mago and Messrs. Kimble, Gorman, and Paine each received a grant of restricted stock units on February 20, 2017, one-quarter of which vested on February 17, 2021.

(3)	Mss. Brady and Mago and Messrs. Kimble, Gorman, and Paine each received a grant of restricted stock units on February 19, 2018, one-quarter of which vested on February 17, 2021.

(4)	Mss. Brady and Mago and Messrs. Kimble, Gorman, and Paine each received a grant of restricted stock units on February 18, 2019, one-quarter of which vested on February 17, 2021.

(5)	Mss. Brady and Mago and Messrs. Kimble, Gorman, and Paine each received a grant of restricted stock units on February 24, 2020, one-quarter of which vested on February 24, 2021.

(6)

Mss. Brady, and Mago and Messrs. Kimble, Gorman, and Paine each received a grant of performance shares as part of our annual long-term incentive program on February 19, 2018, which were earned based on our performance between 2018 and 2020 and fully vested and were paid in cash on February 17, 2021.

(7)	Ms. Brady was required to defer a portion of her annual incentive award into restricted stock units on February 20, 2017, one-quarter of which vested and was paid in shares on February 17, 2021.

50

Compensation of Executive Officers and Directors

2021 Pension Benefits Table

The following table presents information about the Named Executive Officers’ participation in KeyCorp’s defined benefit pension plans. Values for participating Named Executive Officers are reported as of December 31, 2021. Named Executive Officers who have not participated in KeyCorp’s defined benefit pension plans are excluded from this table.

Name	Plan Name	Years of Credited Service (#)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)

Christopher M. Gorman	Consolidated Cash Balance Pension Plan	18	224,267	—

	Second Excess Cash Balance Pension Plan	18	735,468	—

Andrew J. “Randy” Paine III	Consolidated Cash Balance Pension Plan	16	224,347

	Second Excess Cash Balance Pension Plan	16	512,697	—

Angela G. Mago	Consolidated Cash Balance Pension Plan	22	396,092

	Second Excess Cash Balance Pension Plan	22	101,996	—

KeyCorp previously maintained both a qualified Consolidated Cash Balance Pension Plan (the “Pension Plan”) and a nonqualified Second Excess Cash Balance Pension Plan (the “Excess Plan”) in which employees, including Named Executive Officers, could participate. Credited service for Pension Plan and Excess Plan purposes was frozen as of December 31, 2009. Vesting service, however, continues to accrue.

Pension Plan

Effective December 31, 2009, KeyCorp froze the Pension Plan. Benefits accrued through December 31, 2009, will continue to be credited with interest until the participant commences distribution of benefits. The Pension Plan’s interest crediting rate is established annually and is based on the rate for 30-year U.S. Treasury securities. For 2021, the Pension Plan’s interest crediting rate was 1.67%. For 2022, the Pension Plan’s interest crediting rate is 2.01%. Participants’ Pension Plan distributions may be made upon the participant’s retirement, termination of employment, or death. Distributions may be made in the form of a single lump sum payment, in the form of an annuity, or in a series of actuarially equivalent installments.

Excess Plan

KeyCorp established the Excess Plan effective January 1, 2005, and the Excess Plan was frozen on December 31, 2009. Benefits that accrued through December 31, 2009, continue to be credited with interest until distribution. The Excess Plan’s interest crediting rate is the same as the interest crediting rate for the Pension Plan. To be eligible to receive a distribution from the Excess Plan, a participant must be age 55 or older with a minimum of five years of vesting service. Participants who are involuntarily terminated for reasons other than for cause may receive a distribution of their Excess Plan benefits provided that, at the time of termination, the participant (i) has a minimum of 25 years of vesting service with KeyCorp and (ii) enters into an employment separation agreement (containing a full release with noncompete and nonsolicitation requirements) with us. Distributions are in the form of an annuity or actuarially equivalent installments (unless the participant’s benefit is under $50,000, in which case it is distributed as a single lump sum payment).

Ms. Mago and Messrs. Gorman and Paine participate in both the Pension Plan and Excess Plan. Mr. Kimble and Ms. Brady do not participate in either of those plans.

51

Compensation of Executive Officers and Directors

2021 Nonqualified Deferred Compensation Table

The following table shows the nonqualified deferred compensation activity for the Named Executive Officers for 2021 under our Second Deferred Savings Plan (“SDSP”) and its predecessor, the Deferred Savings Plan (“DSP”). KeyCorp did not make any Company contributions to the SDSP or DSP in fiscal 2021.

Name	Executive Contributions in Last FY ($)(1)	KeyCorp Contributions in Last FY ($)(1)	Aggregate Earnings (Losses) in Last FY ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)

Christopher M. Gorman – Deferred Savings Plan	—	—	630,511	—	7,779,943

Donald R. Kimble – Deferred Savings Plan	—	—	84,300	—	714,123

Donald R. Kimble – Second Deferred Savings Plan	40,000	—	15,668	—	151,186

Andrew J. “Randy” Paine III – Deferred Savings Plan	—	—	817,377	—	4,107,691

Andrew J. “Randy” Paine III – Second Deferred Savings Plan	277,500	—	84,556	—	734,434

Angela G. Mago – Deferred Savings Plan	—	—	285,305	—	2,053,504

Angela G. Mago – Second Deferred Savings Plan	322,500	—	76,071	—	665,523

Amy G. Brady – Deferred Savings Plan	—	—	448,650	—	2,313,458

Amy G. Brady – Second Deferred Savings Plan	516,250	—	147,464	—	1,320,247

(1)

Executive contributions to the SDSP and the DSP in the last fiscal year are reflected in the 2021 Summary Compensation Table on page 44 of this proxy statement. KeyCorp did not make any Company contributions to the SDSP or DSP in 2021.

(2)

Aggregate earnings (losses) in the last fiscal year are not reflected in the 2021 Summary Compensation Table on page 44 of this proxy statement because the earnings (losses) were neither preferential nor above-market.

(3)

The aggregate balances at the last fiscal year-end represent the total ending account balance at December 31, 2021, for each Named Executive Officer under each of the SDSP and the DSP. The aggregate balances reported for the DSP include the following amounts that previously were reported in the Summary Compensation Table for prior fiscal years: Mr. Gorman’s executive contributions of $2,963,462, and KeyCorp contributions of $563,759; Mr. Kimble’s executive contributions of $387,786, and KeyCorp contributions of $54,900; Mr. Paine’s executive contributions of $863,608, and KeyCorp contributions of $40,800; Ms. Mago’s executive contributions of $157,500; and Ms. Brady’s executive contributions of $1,739,589, and KeyCorp contributions of $40,500.

Second Deferred Savings Plan

KeyCorp maintains the SDSP, effective for deferrals on and after January 1, 2019. Eligible employees are designated by KeyCorp, and participating employees may defer up to 75% of their base salary, 75% of their incentive/commission payments, and 75% of their annual incentive awards under the SDSP. KeyCorp also has the discretion to provide company contributions (which may include matching contributions) under the SDSP. SDSP deferrals are invested on a bookkeeping basis as selected by the participant from a range of notional investment funds. Distributions of vested SDSP benefits are made in accordance with participant elections, either following the participant’s separation from service or on a specified “in-service” payment date during the participant’s employment. The interest-bearing fund is credited with a monthly interest rate equal to 120% of the applicable long-term federal rate as published by the Internal Revenue Service. Distributions of vested SDSP benefits are made following the employee’s separation from service.

Deferred Savings Plan

Prior to 2019, KeyCorp participating employees could elect to defer compensation and receive a matching contribution under the DSP. The DSP was closed to future deferrals upon the adoption of the SDSP. Participating employees were eligible to defer up to 50% of their base salary and up to 100% of their annual incentive awards (collectively referred to as “participant deferrals”) to the DSP once their compensation for the applicable plan year reached the IRS compensation limits for the year. We provided DSP participants with an employer match on the first 6% of participant deferrals under the DSP in excess of the IRS compensation limits, which employer match could not exceed 6% of the lesser of (i) $500,000 or (ii) the participant’s annual compensation and was subject to a three-year vesting requirement. In 2019, the matching contribution to the DSP was eliminated. DSP account balances are invested on a bookkeeping basis in investment funds that mirror the funds offered under the 401(k) Savings Plan as well as in an interest-bearing fund. The interest-bearing fund is credited with a monthly interest rate equal to 120% of the applicable long-term federal rate as published by the Internal Revenue Service. Distributions of vested DSP benefits are made following the employee’s separation from service.

52

Compensation of Executive Officers and Directors

Long-Term Incentive Deferral Plan

Beginning with performance share awards granted in 2019, executive officers are eligible to participate in our non-qualified Long-Term Incentive Deferral Plan, which provides our executive officers the ability to defer receipt of between 25% and 80% of their performance share award beyond the original vesting date to a date not sooner than their termination date. Performance share awards deferred under the Long-Term Incentive Deferral Plan will be credited to participant accounts after the awards are earned and vested, and no deferrals were credited to participant accounts under Long-Term Incentive Deferral Plan in 2021. Participant accounts under the Long-Term Incentive Deferral Plan will be credited with earnings on a bookkeeping basis based on the value of notional KeyCorp common shares, plus dividend equivalents to be credited (where applicable) consistent with the manner of crediting dividend equivalents pursuant to the terms of the applicable performance share award.

Potential Payments Upon Termination or Change of Control

The following table describes the compensation and benefit enhancements that generally would be provided to the Named Executive Officers in various scenarios involving a termination of employment, other than compensation and benefits generally available to all salaried employees. We may also negotiate other benefits in connection with the termination of a Named Executive Officer’s employment. The table describes our 2021 equity grant practices. To the extent relevant, prior practices are described in the footnotes.

Termination Event (1)	Severance Pay	Annual Incentive (2)	Stock Options	Restricted Stock Units (4)	Performance Awards	Nonqualified Pension Benefits (5)	Nonqualified Deferred Compensation (6)
Death	None	Forfeited unless employed on payment date	Full vesting; all expire at earlier of four years or normal expiration (3)	Full vesting and immediate distribution	Full vesting and immediate distribution at target	Full vesting of unvested balance with five years of service	Full vesting of unvested company contributions
Disability	None	Forfeited unless employed on payment date	Full vesting; all expire at earlier of five years or normal expiration (3)	Full vesting and immediate distribution	Full vesting and immediate distribution at target	Full vesting of unvested balance upon termination	Full vesting of unvested company contributions
Retirement	None	Forfeited unless employed on payment date

Pro rata vesting,
or full vesting if
retire on or after
age 60 with 10
years of service
and after the first
anniversary of the
date of grant
(unless otherwise
determined by
the
Compensation
Committee); all
expire at earlier of
five years or
normal expiration
(3)

Pro rata vesting,
or full vesting if
retire on or after
age 60 with 10
years of service
and after the first
anniversary of the
date of grant
(unless otherwise
determined by
the
Compensation
Committee),
distribution on
vesting dates

Pro rata vesting,
or full vesting if
retire on or after
age 60 with 10
years of service
and after the first
anniversary of the
date of grant
(unless otherwise
determined by
the
Compensation
Committee),
distribution on
vesting date

						Full vesting of unvested balance	Full vesting of unvested company contributions with three years of service
Limited Circumstances	Up to 52 weeks salary continuation	Forfeited unless employed on payment date	Full vesting (unless otherwise determined by the Compensation Committee) on remaining vesting dates; all expire at earlier of five years or normal expiration (7)	Full vesting (unless otherwise determined by the Compensation Committee) and distribution on remaining vesting dates	Full vesting and distribution on vesting date	Unvested balance forfeited unless 25 years of service	Full vesting of unvested company contributions

53

Compensation of Executive Officers and Directors

Termination Event (1)	Severance Pay	Annual Incentive (2)	Stock Options	Restricted Stock Units (4)	Performance Awards	Nonqualified Pension Benefits (5)	Nonqualified Deferred Compensation (6)
Change of Control Termination	Two times sum of base salary and the target annual incentive (CEO receives a three- times benefit) Payment equal to 18 months COBRA premiums	Forfeited unless employed on payment date	Full vesting; all expire at earlier of two years or normal expiration	Full vesting and immediate distribution	Full vesting (8)	Full vesting of unvested balance	Full vesting of unvested company contributions Payment equal to two additional years (CEO receives three years) of matching contributions under qualified and nonqualified retirement plans

(1)	For purposes of the table above and, where applicable, the following tables, we define:

“Retirement” to mean a Named Executive Officer’s voluntary termination on or after age 55 with five years of service;

“Limited Circumstances” as a termination in which a Named Executive Officer becomes entitled to severance benefits either (i) under our Separation Pay Plan which generally provides all employees with benefits in the event of a loss of employment due to a reduction in staff, or (ii) pursuant to a separation agreement entered into in connection with the termination. We may negotiate severance arrangements in the context of a Named Executive Officer’s termination which may include the benefits described above for a termination under “Limited Circumstances” or such other benefits as may be negotiated in connection with the termination.

“Change of Control Termination” as a Named Executive Officer’s involuntary termination or voluntary termination for “good reason,” in each case within two years following a change of control.

(2)

Notwithstanding the general rule of forfeiture, all employees are eligible to receive a discretionary prorated annual incentive earned for the year of termination, and we may also pay annual incentives earned with respect to performance in the immediately preceding year, to the extent unpaid at the time of termination.

(3)	Prior to 2013, vested stock options expired at the earlier of three years or normal expiration.

(4)

Any restricted stock units attributable to annual cash incentives that were required to be deferred in accordance with our deferral requirements will vest in full on the remaining vesting dates if an employee terminates as result of a Retirement or Limited Circumstances; however, in the event of a termination of employment due to Death or Disability, any restricted stock units attributable to annual cash incentives that were required to be deferred in accordance with our deferral requirements will vest in full and be distributed immediately.

(5)	Please see the narrative to the 2021 Pension Benefits Table for more information about our nonqualified pension plans.

(6)	Please see the narrative to the 2021 Nonqualified Deferred Compensation Table for more information about our nonqualified deferred compensation plans.

(7)	Prior to 2018, vested stock options expired at the earlier of three years or normal expiration.

(8)

Unvested awards that become vested due to a Change of Control Termination vest at target unless both the change of control and termination occur after the end of the performance period, in which case the amount of the award would be based on actual performance. The award would then be distributed immediately.

54

Compensation of Executive Officers and Directors

2021 Post-Termination Tables

The following tables set forth the compensation that would be paid by KeyCorp to the Named Executive Officers assuming a termination of employment and/or Change of Control Termination on December 31, 2021, in the various scenarios outlined below. Except as otherwise noted below, the values reported for stock options, restricted stock units, and performance awards are based on the closing price of KeyCorp common shares on December 31, 2021, of $23.13 (less the applicable exercise price, in the case of stock options).

Christopher M. Gorman

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)

Death	—	—	893,075	4,074,212	7,472,128	—	—	12,439,415

Disability	—	—	893,075	4,074,212	7,472,128	—	—	12,439,415

Retirement (1)	—	—	676,537	2,792,078	5,132,776			8,601,391

Limited Circumstances (2)	1,000,000	—	893,075	4,074,212	7,472,128	—	—	13,439,415

Change of Control Termination (3)	9,621,757	—	893,075	4,074,212	7,472,128	—	52,200	22,113,372

(1)

Mr. Gorman is retirement eligible as he is at least age 60 with at least 10 years of service and therefore would receive full vesting treatment on unvested restricted stock units or stock option equity awards (as long as the award is more than one year outstanding). Mr. Gorman is also fully vested in all retirement and pension benefits, so there would be no accelerated value associated with a termination.

(2)

In the event of a termination under Limited Circumstances, Mr. Gorman would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Mr. Gorman may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(3)

Mr. Gorman is entitled to receive severance of three times the sum of his base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as three additional years of deferred compensation matching contributions.

Donald R. Kimble

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	558,353	2,485,671	6,593,227	—	—	9,637,251
Disability	—	—	558,353	2,485,671	6,593,227	—	—	9,637,251
Retirement (1)	—	—	268,498	1,157,657	2,652,641	—	—	4,078,796
Limited Circumstances (2)	800,000	—	558,353	2,485,671	6,593,227	—	—	10,437,251
Change of Control Termination (3)	5,421,757	—	558,353	2,485,671	6,593,227	—	34,800	15,093,808

(1)	Mr. Kimble is retirement eligible as he is at least 55 with five years of service, and therefore would receive pro rata vesting treatment on all unvested, outstanding equity awards.

(2)

In the event of a termination under Limited Circumstances, Mr. Kimble would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Mr. Kimble may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(3)

Mr. Kimble is entitled to receive severance of two times the sum of his base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

55

Compensation of Executive Officers and Directors

Andrew J. “Randy” Paine

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)(1)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	597,135	2,668,517	4,840,899	512,967	—	8,619,518
Disability	—	—	597,135	2,668,517	4,840,899	512,967	—	8,619,518
Retirement (2)	—	—	—	—	—	—	—	—
Limited Circumstances (3)	600,000	—	597,135	2,668,517	4,840,899	—	—	8,706,551
Change of Control Termination (4)	4,433,415	—	597,135	2,668,517	4,840,899	512,967	34,800	13,087,733

(1)	Mr. Paine would receive accelerated vesting and payment of his outstanding Excess Plan balance in the event of death, disability, or a Change of Control Termination.

(2)	Mr. Paine is not retirement eligible and therefore all unvested, outstanding equity awards would be forfeited.

(3)

In the event of a termination under Limited Circumstances, Mr. Paine would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Mr. Paine may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(4)

Mr. Paine is entitled to receive severance of two times the sum of his base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

Angela G. Mago

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	401,356	1,765,384	3,227,641	—	—	5,394,381
Disability	—	—	401,356	1,765,384	3,227,641	—	—	5,394,381
Retirement (1)	—	—	197,482	845,170	1,939,797	—	—	2,982,449
Limited Circumstances (2)	600,000	—	401,356	1,765,384	3,227,641	—	—	5,994,381
Change of Control Termination (3)	4,233,415	—	401,356	1,765,384	3,227,641	—	34,800	9,662,596

(1)

Ms. Mago is retirement eligible as she is at least 55 with five years of service, and therefore would receive pro rata vesting treatment on all unvested, outstanding equity awards. Ms. Mago is also fully vested in all retirement and pension benefits, so there would be no accelerated value associated with a termination.

(2)

In the event of a termination under Limited Circumstances, Ms. Mago would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Ms. Mago may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(3)

Ms. Mago is entitled to receive severance of two times the sum of her base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

56

Compensation of Executive Officers and Directors

Amy G. Brady

Termination Event	Severance Pay ($)	Annual Incentive ($)	Stock Options ($)	Restricted Stock Units ($)	Performance Awards ($)	Nonqualified Pension Benefits ($)	Nonqualified Deferred Compensation ($)	Totals ($)
Death	—	—	381,059	3,005,788	3,113,188	—	—	6,500,035
Disability	—	—	381,059	3,005,788	3,113,188	—	—	6,500,035
Retirement (1)	—	—	187,981	795,348	1,876,121	—	—	2,859,450
Limited Circumstances (2)	700,000	—	381,059	3,005,788	3,113,188	—	—	7,200,035
Change of Control Termination (3)	3,823,850	—	381,059	3,005,788	3,113,188	—	34,800	10,358,685

(1)	Ms. Brady is retirement eligible as she is at least 55 with five years of service, and therefore would receive pro rata vesting treatment on all unvested, outstanding equity awards.

(2)

In the event of a termination under Limited Circumstances, Ms. Brady would be eligible for up to one year of base salary in severance. In certain circumstances and in our discretion, Ms. Brady may also be eligible for a pro-rated portion of the target Annual Incentive attributable to the performance year in which a termination of employment occurs, generally based on the length of time worked during such year.

(3)

Ms. Brady is entitled to receive severance of two times the sum of her base salary and target annual incentive plus annual COBRA medical premiums as a result of a Change of Control Termination, as well as two additional years of deferred compensation matching contributions.

Pay Ratio

In compliance with Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Item 402(u) of Regulation S-K, we are providing the following information with respect to our last completed fiscal year. The pay ratio information provided below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2021, the median of the annual total compensation of all employees, excluding the CEO, is $73,571. The annual total compensation of the CEO, as reported in the 2021 Summary Compensation Table (“SCT”), is $8,653,484. The ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees is 118 to 1.

In determining the information provided above, we used the following methodology and estimates:

We first identified the median employee in the following manner, as permitted by the SEC’s rules:

•	We compiled a list of all employees as of December 31, 2021, other than the CEO.

•

We also excluded from that list all employees located outside of the United States (“U.S.”), who represent less than 5% of our total employee population. The excluded non-U.S. employees are located in China and England, and the approximate number of employees excluded from each jurisdiction was two and two, respectively. A total of four non-U.S. employees were excluded from the list and a total of 17,438 U.S. employees were included on the list.

•

We used wages reported in Box 1 of IRS Form W-2 as a consistently applied compensation measure to identify the median employee from the remaining employees on the list. For this purpose, we did not annualize the wages of any individuals who were employed less than the full fiscal year.

Once the median employee was identified in the manner described above, we calculated the annual total compensation of the median employee using the same methodology that we used to determine the annual total compensation of the CEO, as reported in the SCT.

It should be noted that the pay ratio disclosure rules of Item 402(u) of Regulation S-K provide companies with a great deal of flexibility in determining their pay ratio reporting methodologies and in estimating the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all other employees. As such, our methodology may differ materially from the methodology used by other companies to prepare their pay ratio disclosures, which, among other factors such as differences in employee populations, geographic locations, business strategies, and compensation practices, may contribute to a lack of comparability between our pay ratio and the pay ratio reported by other companies, including other companies within the financial services industry.

57

Compensation of Executive Officers and Directors

Directors’ Compensation

Consistent with our philosophy of aligning the economic interests of our directors and shareholders, the directors’ compensation paid to each non-employee director of KeyCorp consists of: (i) a cash retainer and (ii) stock-based compensation, referred to as “deferred shares.” The total amount of the cash retainer paid to each director differs depending upon whether the director serves as a member of certain committees of the Board, as chair of a committee of the Board, or as Lead Director of the Board. Mr. Gorman, as an employee of KeyCorp, did not receive in 2021 and will not receive in 2022 any compensation for service as a director.

Annually, the Nominating and Corporate Governance Committee reviews the amount and form of directors’ compensation payable to KeyCorp directors, including by comparing our program to the amounts and forms of directors’ compensation payable at bank holding companies in our Peer Group (identified on page 39 of this proxy statement). The Nominating and Corporate Governance Committee periodically requests information from CAP to assist in this annual review and did so in connection with setting director compensation for 2022. The Nominating and Corporate Governance Committee reports the results of its annual review to the full Board and recommends to the full Board changes, if any, to directors’ compensation. For 2022, the Nominating and Corporate Governance Committee recommended the following changes to the amounts of directors’ compensation: increase the base cash retainer and deferred share award, increase the additional cash retainer for the chair of the Nominating and Corporate Governance Committee, and increase the additional cash retainer for service as a member of the Audit and Risk Committees. Director compensation for 2021 and 2022 is described in the following table:

Annual Compensation Element	2021 ($)	2022 ($)
Cash Retainer	90,000	95,000
Deferred Share Award	130,000	135,000
Lead Director	40,000	40,000
Audit Committee Chair	40,000	40,000
Risk Committee Chair	40,000	40,000
Compensation and Organization Committee Chair	25,000	25,000
Technology Committee Chair	25,000	25,000
Nominating and Corporate Governance Committee Chair	20,000	25,000
Audit Committee Member	10,000	15,000
Risk Committee Member	10,000	15,000

Deferral of Cash Retainer

Directors may elect to defer payment of all or a portion of their cash retainer to a future date. Under the Directors’ Deferred Share Sub-Plan, the deferred cash retainer is converted into deferred shares that are payable in KeyCorp common shares on the specified deferral date.

Deferred Shares

The Board has determined that a significant portion of the Board’s compensation should be equity compensation in order to more closely align the economic interests of directors and shareholders. Each non-employee director receives an annual award of deferred shares consisting of restricted stock units under the Directors’ Deferred Share Sub-Plan.

Each grant is subject to a minimum three-year deferral period, which is accelerated upon a director’s separation from the Board. The deferred shares are paid 50% in KeyCorp common shares and 50% in cash based on the value of a KeyCorp common share on the earlier of the last day of the deferral period or the date of the director’s separation from the Board.

Directors may elect to further defer the payment of any award of deferred shares beyond three years. If a further deferral election is made, 100% of these further deferred shares are paid in the form of KeyCorp common shares. Payment is not made on any further deferred shares until the designated deferral date, which may be beyond the director’s separation from the Board.

58

Compensation of Executive Officers and Directors

2021 Director Compensation Table

The following table sets forth certain information regarding the compensation earned by or paid to each non-employee director who served on the Board of Directors in 2021. Mr. Gorman, as an employee of KeyCorp, was not compensated for his services as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Bruce D. Broussard	67,500	129,985	197,485
Gary M. Crosby	30,000	—	30,000
Alexander M. Cutler	150,000	129,985	279,985
H. James Dallas	125,000	129,986	254,986
Elizabeth R. Gile	130,000	129,985	259,985
Ruth Ann M. Gillis	100,000	129,985	229,985
Robin N. Hayes	100,000	129,986	229,986
Carlton L. Highsmith	100,000	129,986	229,986
Richard J. Hipple	130,000	129,986	259,986
Kristen L. Manos	33,333	—	33,333
Devina A. Rankin	100,000	129,986	229,986
Barbara R. Snyder	115,000	129,985	244,985
Richard J. Tobin	7,500	—	7,500
Todd J. Vasos	90,000	129,985	219,985
David K. Wilson	100,000	129,985	229,985

1)

Amounts reported in the “Fees Earned or Paid in Cash” column include fees for service as chair of a Board committee during 2021 as follows: Barbara R. Snyder, Compensation and Organization Committee Chair; Richard J. Hipple, Audit Committee Chair; Elizabeth R. Gile, Risk Committee Chair; H. James Dallas, Technology Committee Chair; and Alexander M. Cutler, Nominating and Corporate Governance Committee Chair. Amounts reported in the “Fees Earned or Paid in Cash” column further include fees for service as a member of the Risk Committee and Audit Committee during 2021 as follows: H. James Dallas, Audit Committee Member; Ruth Ann M. Gillis, Risk Committee Member (January to May) and Audit Committee Member (May to December); Robin N. Hayes, Risk Committee Member; Carlton L. Highsmith, Risk Committee Member; Kristen L. Manos, Audit Committee Member (January to May); Devina A. Rankin, Audit Committee Member; and David K. Wilson, Risk Committee Member. For Alexander M. Cutler, the amount reported in the “Fees Earned or Paid in Cash” column also includes fees for his service during 2021 as Lead Director.

(2)

Amounts reported in the Stock Awards column represent the aggregate grant date fair value of the stock awards granted during the year computed in accordance with applicable accounting guidance. The accounting assumptions used in calculating the grant date fair value are presented in Note 17 to the Consolidated Financial Statements of our 2021 Annual Report. On May 13, 2021, each director who was then serving received a grant of 5,654 fully vested deferred shares at a fair market value of $130,000 rounded down to the nearest whole share. One-half of this deferred share award is payable in shares and one-half of this award is payable in cash on the third anniversary of the grant date unless the director has elected to further defer payment, in which case the entire award is payable in shares.

59

Compensation of Executive Officers and Directors

As of December 31, 2021, the non-employee directors who served during 2021 and are listed in the table below had outstanding stock awards payable in common shares in the following amounts:

Name	Outstanding Stock Awards
Bruce D. Broussard	—
Gary M. Crosby	—
Alexander M. Cutler	65,571
H. James Dallas	13,868
Elizabeth R. Gile	69,596
Ruth Ann M. Gillis	27,735
Robin N. Hayes	8,607
Carlton L. Highsmith	13,868
Richard J. Hipple	32,014
Kristen L. Manos	85,082
Devina A. Rankin	2,900
Barbara R. Snyder	159,833
Richard J. Tobin	324
Todd J. Vasos	13,479
David K. Wilson	41,095

60

Audit Matters

Audit Matters

Ernst & Young’s Fees

The following is a summary and description of fees billed for services provided by our independent auditor, Ernst & Young, for fiscal years 2021 and 2020.

Services	2021 ($)	2020 ($)
Audit Fees (1)	6,308,000	6,193,000
Audit-Related Fees (2)	1,060,000	1,438,000
Tax Fees (3)	36,000	32,000
All Other Fees (4)	98,000	280,000
Total	7,502,000	7,943,000

(1)

Aggregate fees billed for professional services in connection with the integrated audit of KeyCorp’s annual financial statements for fiscal years 2021 and 2020, reviews of financial statements included in KeyCorp’s Forms 10-Q for 2021 and 2020, and audits of KeyCorp subsidiaries for fiscal years 2021 and 2020.

(2)

Aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of KeyCorp’s financial statements and are not reported as “audit fees” above. These services consisted of attestation and compliance reports in 2021 and 2020.

(3)

Aggregate fees billed for tax services. These services consisted of tax compliance services provided to certain investment funds managed by KeyCorp and tax compliance services provided to certain domestic and foreign subsidiaries of KeyCorp in 2021 and 2020.

(4)

Aggregate fees billed for products and services other than those described above. These products and services consisted of permissible advisory services. These services consisted of assisting with the development of certain regulatory reporting training modules in 2021. These services included support for KeyCorp’s LIBOR transition and regulatory reporting quality assurance program in 2020.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a Policy Statement on Independent Auditing Firm’s Services and Related Fees, which governs the Audit Committee’s pre-approval process for services provided by the independent audit firm and fees paid to such firm. Those services may include audit services, audit-related services, tax services, and other services. Any audit, audit-related, tax, or other services not incorporated in the scope of services pre-approved at the time of the approval of the annual audit engagement and that are proposed subsequent to that approval require the pre-approval of the Audit Committee, which may be delegated to the Chair of the Audit Committee, whose action on the request shall be reported at the next meeting of the full Audit Committee. Audit, audit-related, tax, and other services incorporated in the scope of services pre-approved at the time of the approval of the annual audit engagement, and which are recurring in nature, do not require recurring pre-approvals during the year of the initial pre-approval. Services that are pre-approved in one year that extend into the subsequent year require pre-approval in the subsequent year. The independent audit firm is required to regularly report to the Audit Committee regarding the extent of audit, audit-related, tax, and other services provided by the independent audit firm and the related fees for such services. During 2021, all services were pre-approved by the Audit Committee in accordance with this policy.

61

Audit Committee Report

Audit Committee Report

The Audit Committee of the KeyCorp Board of Directors is currently composed of four independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee annually selects KeyCorp’s independent audit firm, subject to shareholder ratification.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent audit firm retained to audit KeyCorp’s consolidated financial statements. The independent audit firm is responsible for performing an independent audit of KeyCorp’s consolidated financial statements in accordance with generally accepted auditing standards, issuing a report thereon, and auditing the effectiveness of KeyCorp’s internal controls over financial reporting. Management is responsible for KeyCorp’s internal controls and financial reporting process.

Annually, the Audit Committee considers the results of an evaluation of the qualifications, experience, candor, independence, objectivity, and professional skepticism of the independent external auditor in determining whether to retain the firm for the next fiscal year. In assessing the external auditor’s independence, the Audit Committee considers non-audit fees and services provided by the external auditor. As part of the annual evaluation, the Audit Committee reviews and considers the results of the Public Company Accounting Oversight Board’s annual inspection of the independent external auditor. The evaluation is led by KeyCorp’s General Auditor and Chief Risk Review Officer, who reports directly to the Audit Committee. The Audit Committee oversees the audit fees negotiations associated with KeyCorp’s retention of the independent auditor and has the sole authority to approve the audit fees. In accordance with rules of the Securities and Exchange Commission, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to KeyCorp. In conjunction with this five-year mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its chairperson are directly involved in the selection of the independent auditor’s new lead engagement partner. Pursuant to the five-year mandated rotation, a new lead engagement partner was designated in 2021. Ernst & Young has been retained as KeyCorp’s independent external auditor continuously since the 1994 merger of KeyCorp and Society Corporation. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young to serve as KeyCorp’s independent external auditor is in the best interests of KeyCorp and its investors. In making this determination, the Audit Committee considers the impact to KeyCorp of changing external auditors. At each regularly scheduled meeting, the Audit Committee holds executive sessions and private meetings with individual members of management, internal audit, and the independent external auditor as the Audit Committee deems necessary.

In fulfilling its oversight responsibility, the Audit Committee relies on the accuracy of financial and other information, opinions, reports, and statements provided to the Audit Committee. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Nor does the Audit Committee’s oversight assure that the audit of KeyCorp’s financial statements has been carried out in accordance with generally accepted auditing standards or that the audited financial statements are presented in accordance with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the audited consolidated financial statements of KeyCorp and the results of Ernst & Young’s audit of KeyCorp’s internal controls over financial reporting for the year ended December 31, 2021 (“Audited Financial Statements”) with KeyCorp’s management and Ernst & Young. In addition, the Audit Committee has discussed with Ernst & Young the Critical Audit Matters and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. A portion of the Audit Committee’s review and discussion with Ernst & Young occurred in private sessions, without KeyCorp management present. The Audit Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young its independence from KeyCorp.

Based on the foregoing review and discussions and relying thereon, the Audit Committee recommended to KeyCorp’s Board of Directors the inclusion of the Audited Financial Statements in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2021, that was filed with the Securities and Exchange Commission.

Audit Committee of the KeyCorp Board of Directors:

Richard J. Hipple (Chair)

H. James Dallas

Ruth Ann M. Gillis

Devina A. Rankin

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PROPOSAL TWO: Ratification of Independent Auditor

PROPOSAL TWO: Ratification of Independent Auditor

The Audit Committee of the Board of Directors of KeyCorp has appointed Ernst & Young LLP (“Ernst & Young”) as KeyCorp’s independent auditor to examine the consolidated financial statements of KeyCorp for the 2022 fiscal year. The Board of Directors recommends ratification of the Audit Committee’s appointment of Ernst & Young.

A representative of Ernst & Young will be present at the meeting with an opportunity to make a statement if such representative desires to do so and to respond to appropriate questions.

Although shareholder approval of this appointment is not required by law or binding on the Audit Committee, the Audit Committee believes that shareholders should be given the opportunity to express their views. If the shareholders do not ratify the appointment of Ernst & Young as KeyCorp’s independent auditors, the Audit Committee will consider this vote in determining whether or not to continue the engagement of Ernst & Young.

Vote Required

Approval of this proposal will require the affirmative vote of a majority of the KeyCorp common shares represented in person or by proxy at the Annual Meeting.

The Board of Directors unanimously recommends that our shareholders vote “FOR” the ratification of this appointment.

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PROPOSAL THREE: Advisory Approval of KeyCorp’s Executive Compensation

PROPOSAL THREE: Advisory Approval of KeyCorp’s Executive Compensation

KeyCorp’s Board of Directors is providing shareholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers at this Annual Meeting as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act. At the 2017 Annual Meeting of Shareholders, shareholders were asked to recommend how often they should be given the opportunity to cast this advisory vote. The shareholders overwhelmingly voted for an annual advisory vote on executive compensation and the Board approved this choice. The next shareholder vote on the frequency of future votes on Named Executive Officer compensation is expected to occur at our 2023 Annual Meeting of Shareholders.

The vote on the compensation of our Named Executive Officers will not be binding on or overrule any decisions by KeyCorp’s Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board, and will not restrict or limit the ability of KeyCorp’s shareholders to make proposals for inclusion in proxy materials related to executive compensation. However, as described in the Compensation Discussion and Analysis section beginning on page 24 of this proxy statement, the Compensation Committee has taken into account the results of previous votes on this issue in considering executive compensation arrangements and will take into account the outcome of this year’s vote when considering such arrangements in the future.

This advisory proposal was approved by approximately 93% of the KeyCorp common shares represented at the 2021 Annual Meeting of Shareholders. As discussed in the Compensation Discussion and Analysis section beginning on page 24 of this proxy statement, the Compensation Committee believes that the compensation of our Named Executive Officers for 2021 is reasonable and appropriate in light of the 2021 performance of the Company, is consistent with our pay-for-performance compensation philosophy, and helps to ensure the alignment of management’s interests with our shareholders’ interests to support long-term value creation.

The Board of Directors has determined that the best way to allow shareholders to vote on KeyCorp’s executive compensation is through the following resolution:

RESOLVED, that the shareholders approve on an advisory basis KeyCorp’s Named Executive Officer compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding Named Executive Officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

Vote Required

Approval of this proposal will require the affirmative vote of a majority of the KeyCorp common shares represented in person or by proxy at the Annual Meeting.

The Board of Directors unanimously recommends that our shareholders vote “FOR” this proposal.

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General Information about the Annual Meeting

General Information about the Annual Meeting

Matters to Be Presented

KeyCorp’s Board of Directors is not aware of any matter to be presented at the Annual Meeting except those described in this proxy statement. If any other matter is properly brought before the Annual Meeting, the individuals you have authorized to vote your shares will vote on your behalf using their best judgment.

How Votes Will Be Counted

Each KeyCorp common share is entitled to one vote on each matter to be considered at the Annual Meeting. To transact business at the Annual Meeting, a majority of KeyCorp’s outstanding common shares must be present in person (virtually) or by proxy. This is known as a quorum. If you return a valid proxy, your shares will be counted for determining if a quorum is present at the Annual Meeting.

You may vote “FOR” or “AGAINST,” or choose to “ABSTAIN” from voting for, each nominee for the Board of Directors and for each of the other proposals. Generally, choosing to “ABSTAIN” from a vote is counted as a vote “AGAINST” a particular proposal. However, a vote to “ABSTAIN” from the election of any director (as in Proposal One of this proxy statement) will not be counted as a “FOR” or “AGAINST” vote. Even if you choose to “ABSTAIN” on any or every proposal, your shares will still be counted toward the quorum.

If you are a beneficial shareholder (i.e., your shares are held through an intermediary, such as a broker, bank, or other nominee), your broker’s ability to vote your shares for you is governed by the rules of the New York Stock Exchange. Without your specific instruction, a broker or other nominee may only vote your shares on routine proposals. Your broker will submit a proxy card on your behalf but leave your shares unvoted on non-routine proposals—this is known as a “broker non-vote.” Without your specific instruction, your broker will not vote your shares on Proposals One (Election of Directors) and Three (Advisory Approval of KeyCorp’s Executive Compensation), which the New York Stock Exchange considers “non-routine” proposals. Non-votes will not be counted “FOR” or “AGAINST” these proposals. Proposal Two is a routine matter on which your broker may vote without your instruction. Therefore, broker non-votes are not expected to occur with respect to Proposal Two. Broker non-votes will still be counted toward the quorum.

Even if you plan on attending the Annual Meeting, to ensure your shares are voted at the meeting, you are urged to provide your proxy instructions promptly by telephone, online (including by scanning the QR code provided), or by mailing your signed proxy card in the enclosed envelope. KeyCorp common shares represented by properly executed proxy cards, online instructions, or telephone instructions will be voted as you direct. If you do not vote at all on an otherwise properly-executed proxy card or your properly submitted online instruction gives no voting direction whatsoever, the proxies will vote your shares “FOR” the election of the nominees named herein as directors (Proposal One), “FOR” the ratification of the appointment of Ernst & Young as our independent auditors for the fiscal year ending December 31, 2022 (Proposal Two), and “FOR” advisory approval of KeyCorp’s executive compensation (Proposal Three).

Revoking a Proxy

If you have submitted your proxy and would like to revoke it, you may do so any time before your shares are voted at the Annual Meeting by: (i) mailing a notice to the Secretary of KeyCorp revoking your proxy, (ii) submitting a new, subsequently dated proxy (whether by proxy card, online, or telephone), or (iii) attending the virtual Annual Meeting and electing to vote your shares live during the meeting. Your presence at the Annual Meeting alone will not revoke your proxy.

Cost of Proxy Solicitation

KeyCorp will pay for preparing, printing, and mailing these proxy materials. Officers and employees of KeyCorp and its subsidiaries may solicit the return of proxies, but will not receive additional compensation for those efforts. KeyCorp has engaged D.F. King to assist in the solicitation of proxies at an anticipated cost of $15,500 plus expenses. KeyCorp will request that brokers, banks, custodians, nominees, and other fiduciaries send proxy materials to all beneficial owners and upon request will reimburse them for their expenses. Solicitations may be made by mail, telephone, or other means.

Attending the Annual Meeting

If your shares are registered directly in your name with KeyCorp’s transfer agent, Computershare, you are considered the shareholder of record, or registered holder, with respect to those shares. For registered holders to attend the meeting, vote their shares during the meeting, or submit questions, the 15-digit control number appearing on the Notice of Internet

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General Information about the Annual Meeting

Availability of Proxy Materials or proxy card distributed to you should be used to access the virtual meeting platform at meetnow.global/MFFUAF4. If you do not have your control number, you may contact Computershare at (800) 539-7216 to obtain it.

If you are a beneficial holder and want to attend the meeting with the ability to ask questions and vote, you have two options.

1.	Registration in Advance of the Annual Meeting

To register in advance to attend, ask questions and/or vote at the meeting, you must submit proof of your proxy power (“Legal Proxy”) from your broker or bank reflecting your Company holdings along with your legal name and email address to our virtual meeting provider, Computershare. Your request must be labeled as “Legal Proxy” and must be received by Computershare no later than 5:00 p.m. Eastern Time on May 9, 2022 at the email address or physical address below.

By email: Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail, for regular delivery: Computershare, KeyCorp Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001

Upon receipt of your registration materials, Computershare will provide you with a confirmation of your registration by email and a control number. If you provided a valid email address, but you have not received a control number within two business days from your request, please contact Computershare by email at web.queries@computershare.com or by phone at (877) 373-6374 (toll-free) or +1 (781) 575-2879. If you provided a physical mailing address but not an email address, Computershare will ship, within two business days of receipt, a control number to you by first class mail. You will need to enter the control number that you received from Computershare to be able to enter the meeting.

2.	Registration through the Virtual Meeting Platform

For the 2022 proxy season, an industry solution has been developed to allow beneficial holders to register online through the virtual meeting platform to attend, ask questions, and vote, if they choose. We expect the vast majority of beneficial holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience only, and there is no guarantee this option will be available for every type of beneficial holder voting control number. The inability to provide this option to any or all beneficial holders shall in no way impact the validity of the meeting. Beneficial holders may choose the “Register in Advance of the Annual Meeting” option above if they prefer to use this traditional option.

Please go to meetnow.global/MFFUAF4 for more information on the available options and registration instructions.

Guests or shareholders without a control number may also attend the meeting but will not be permitted to vote or submit questions during the meeting.

If you are having trouble connecting to the Annual Meeting, please contact Computershare at (888) 724-2416.

If we experience technical difficulties during the Annual Meeting (such as a temporary or prolonged power outage), our Chairman will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened at a later time or another day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via our website at Key.com/IR.

Submitting Questions

Every shareholder has an opportunity during the meeting to submit questions, both on the proposals being presented to shareholders and on general matters relating to KeyCorp and its business. Shareholders may do so by accessing the virtual meeting platform as described above, before and during the meeting, and submitting questions in the space provided therein.

There will be two question and answer periods during the meeting. The first, during the shareholder meeting, is for questions relating to the proposals being presented to shareholders at this meeting. The second, during the shareholder convocation, is for general questions. We ask each shareholder to observe the limit of one question related to the proposals being voted on and one question during the shareholder convocation. Representatives of KeyCorp will review the questions during the appropriate portion of the meeting and answers will be provided during the meeting by a member of management or director, as appropriate. An audio recording of the virtual meeting will be available for review on our website after the conclusion of the meeting, which would include any questions that may be asked and responses provided.

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Additional Information

Additional Information

Proxy Statement Proposals for the 2023 Annual Meeting of Shareholders

The deadline for shareholders to submit proposals under the provisions of Rule 14a-8 of the Exchange Act for inclusion in the proxy statement for the 2023 Annual Meeting of Shareholders is the end of the business day on November 25, 2022.

Other Proposals and Director Nominations for the 2023 Annual Meeting of Shareholders

KeyCorp’s Regulations set an advance notice procedure for director nominations and for proposals a shareholder wishes to present directly at an annual meeting (rather than submitting for inclusion in our proxy statement under Rule 14a-8).

Shareholder proposals submitted outside of Rule 14a-8 for the 2023 Annual Meeting of Shareholders must be received by the Secretary of KeyCorp no less than 90 and no more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or no earlier than January 12, 2023, and no later than February 11, 2023. Article I, Section 9 of KeyCorp’s Regulations specifies the information and statements that must be included in any shareholder proposal.

Shareholders who wish to nominate a person for election as a director of KeyCorp at an annual meeting through KeyCorp’s advance notice procedure must strictly comply with the requirements of Article I, Section 9 of KeyCorp’s Regulations, including providing notice to the Secretary of KeyCorp not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or no earlier than January 12, 2023, and no later than February 11, 2023. Article I, Section 9 of KeyCorp’s Regulations specifies the information and statements that must be included in any shareholder director nomination.

Shareholders may also nominate a person for election as a director of KeyCorp at an annual meeting through KeyCorp’s proxy access procedure contained in Article I, Section 10 of KeyCorp’s Regulations. A shareholder, or group of up to 20 shareholders, owning at least 3% of KeyCorp’s outstanding stock entitled to vote generally in the election of directors continuously for at least three years, may nominate and include in the KeyCorp proxy relating to the 2023 Annual Meeting of Shareholders, director nominees constituting the greater of two, or 20% of the number of directors in office as of the last day on which a shareholder notice may be delivered under Section 10 of the Regulations with respect to the 2023 Annual Meeting of Shareholders (or if such amount is not a whole number, the closest whole number (rounding down) below 20%), provided that the shareholder(s) and director nominee(s) satisfy the requirements specified in Article I, Sections 9 and 10, as applicable. A shareholder notice provided under Section 10 of the Regulations for the 2023 Annual Meeting of Shareholders must be provided to the Secretary of KeyCorp no less than 120 days and no more than 150 days prior to the first anniversary of the date this proxy statement was first released to shareholders in connection with the 2022 Annual Meeting, or no earlier than October 26, 2022, and no later than November 25, 2022.

Limited exceptions apply to both the advance notice and proxy access deadlines if the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year’s annual meeting.

A copy of our Regulations was attached as Exhibit 3.2 to our Form 10-Q, filed with the Securities and Exchange Commission on August 1, 2019. A subsequent Amendment to our Regulations was attached as Exhibit 3.1 to Form 8-K, filed with the Securities and Exchange Commission on May 14, 2021. Both are available through the Securities and Exchange Commission’s website (www.sec.gov). Upon written request to the Secretary of KeyCorp, KeyCorp will provide any shareholder, without charge, a copy of the procedures governing shareholder proposals or the nomination of directors.

Shareholder nominations or proposals should be submitted to the Secretary of KeyCorp at KeyCorp’s corporate headquarters at 127 Public Square, Cleveland, Ohio 44114. The Secretary will direct the materials to the Chair of the Nominating and Corporate Governance Committee.

In addition, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than KeyCorp’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 13, 2023. Such notice may be mailed to the Secretary at the address listed above or emailed to keycorp_board_of_directors@keybank.com.

Eliminating Duplicative Proxy Materials

A single Notice of Internet Availability of Proxy Materials or a single copy of our 2021 Annual Report on Form 10-K and this proxy statement will be delivered to multiple shareholders who live at the same address (unless otherwise requested). If you live at the same address as another shareholder and would like to receive your own copy of the Notice of Internet Availability

67

Additional Information

of Proxy Materials, 2021 Annual Report, or this proxy statement, please contact KeyCorp’s transfer agent, Computershare Investor Services, LLC, by telephone at (800) 539-7216 or by writing to Computershare at P.O. Box 43078, Providence, Rhode Island 02940-3078. A separate copy of the Notice of Internet Availability of Proxy Materials, or of our 2021 Annual Report and this proxy statement, will be delivered to you promptly and without charge.

If you live at the same address as another shareholder and are receiving multiple copies of our proxy materials, please contact Computershare at the telephone number or address above if you only want to receive one copy of those materials.

Annual Report

KeyCorp will provide without charge to each beneficial holder of KeyCorp common shares on the record date, upon written request of any such person, a copy of our 2021 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Any such request should be made in writing to the Secretary of KeyCorp at KeyCorp’s corporate headquarters at 127 Public Square, Cleveland, Ohio 44114. Materials may also be requested online, by visiting www.key.com/ir, clicking on “Email & Material Request” on the top navigation under “Investor Overview,” and completing the provided form.

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001CSN4EC2

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Your vote matters – here’s how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by May 12, 2022 at 1:00 A.M., local time. Votes submitted by participants in KeyCorp’s 401(k) Savings Plan must be received by May 10, 2022 at 1:00 A.M., local time.

Online
Go to www.envisionreports.com/KEY or scan the QR code – login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/KEY

Annual Meeting Proxy / Instruction Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

– – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – – –

A	Election of Directors

The Board of Directors recommends a vote FOR all the listed nominees. 1. Nominees:

	For	Against	Abstain
01 - Alexander M. Cutler	☐	☐	☐

04 - Ruth Ann M. Gillis	☐	☐	☐

07 - Carlton L. Highsmith	☐	☐	☐

10 - Barbara R. Snyder	☐	☐	☐

13 - David K. Wilson	☐	☐	☐

	For	Against	Abstain
02 - H. James Dallas	☐	☐	☐

05 - Christopher M. Gorman	☐	☐	☐

08 - Richard J. Hipple	☐	☐	☐

11 - Richard J. Tobin	☐	☐	☐

	For	Against	Abstain
03 - Elizabeth R. Gile	☐	☐	☐

06 - Robin N. Hayes	☐	☐	☐

09 - Devina A. Rankin	☐	☐	☐

12 - Todd J. Vasos	☐	☐	☐

B	Proposals

The Board of Directors recommends a vote FOR Proposal 2.
	For	Against	Abstain
2. Ratification of the appointment of independent auditor.	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 3.
	For	Against	Abstain
3. Advisory approval of executive compensation.	☐	☐	☐

03LBXA

The 2022 Annual Meeting of Shareholders of KeyCorp will be held on

Thursday, May 12, 2022 at 8:30 a.m. EST, virtually via the internet at meetnow.global/MFFUAF4

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.

The material is available at: www.envisionreports.com/KEY

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/KEY

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy Voting Instructions - KeyCorp

Proxy Solicited on Behalf of the Board of Directors of KeyCorp for the Annual Meeting on May 12, 2022

The undersigned hereby constitutes and appoints Christopher M. Gorman, James L. Waters, and Carrie A. Benedict, and each of them, his/her true and lawful agents and proxies with full power of substitution in each to represent the undersigned at the Annual Meeting of Shareholders of KeyCorp to be held on May 12, 2022, and at any adjournments or postponements thereof, on all matters properly coming before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the listed nominees and FOR Proposals 2 and 3. In accordance with their judgment, the proxies are authorized to vote upon any other matters that may properly come before the meeting. The signer hereby transfers all power given by the signer to vote at the said meeting or any adjournment thereof.

To: The Northern Trust Company, Trustee (the “Trustee”) of the KeyCorp 401(k) Savings Plan Trust which serves as the funding medium for the KeyCorp 401(k) Savings Plan (the “Plan”):

I, as a participant in the Plan, hereby instruct the Trustee to vote (in person or by proxy), in accordance with my instructions on this card, the provisions of the Plan and subject to Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), all Common Shares of KeyCorp attributable to my KeyCorp Stock Fund account under the Plan (the “Allocated Shares”), as of the record date for the Annual Meeting of Shareholders of KeyCorp. I understand that the Trustee will vote my Allocated Shares in accordance with your instructions provided that Computershare Investor Services, LLC receives my properly executed voting instructions by 1:00 AM, Eastern Time, on May 10, 2022. Further, I acknowledge that if no voting instructions are given or if your voting instructions are not properly executed, the Trustee will vote those shares in the same proportion as those Allocated Shares that are actively voted by Plan participants.

Under the Plan, participants are “named fiduciaries” to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of undirected shares as set forth in the preceding sentence.

I hereby revoke any and all voting instructions previously given to vote at this meeting or any adjournments thereof. Please sign exactly as your name appears on the books of KeyCorp, date, and promptly return this voting instruction card in the enclosed envelope.

C	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

D	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

Online
Go to www.envisionreports.com/KEY or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by May 12, 2022 at 1:00 A.M., local time. Votes submitted by participants in KeyCorp’s 401(k) Savings Plan must be received by May 10, 2022 at 1:00 A.M., local time.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the KeyCorp Shareholder Meeting to be held on May 12, 2022.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2022 Proxy Statement and the 2021 Annual Report on Form 10-K are available at:

www.envisionreports.com/KEY

Easy Online Access – View your proxy materials and vote.
Step 1: Go to www.envisionreports.com/KEY.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 2, 2022 to facilitate timely delivery.

2 N O T	C O Y

03LBXA

Shareholder Meeting Notice

The KeyCorp Annual Meeting of Shareholders will be held on Thursday, May 12, 2022 at 8:30 a.m. local time, virtually via the internet at meetnow.global/MFFUAF4. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2 and 3:

1.	Election of Directors: the nominees of the Board of Directors whose term of office will expire in 2023 are:

Alexander M. Cutler, H. James Dallas, Elizabeth R. Gile, Ruth Ann M. Gillis, Christopher M. Gorman, Robin N. Hayes, Carlton L. Highsmith, Richard J. Hipple, Devina A. Rankin, Barbara R. Snyder, Richard J. Tobin, Todd J. Vasos, and David K. Wilson.

2.	Ratification of the appointment of independent auditor.

3.	Advisory approval of executive compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
– Internet - Go to www.envisionreports.com/KEY. Click Cast Your Vote or Request Materials.
– Phone - Call us free of charge at 1-866-641-4276.

–   Email - Send an email to investorvote@computershare.com with “Proxy Materials KeyCorp” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 2, 2022.